Exhibit 10.1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

COLLABORATION AND LICENSE AGREEMENT

by and between

REPARE THERAPEUTICS INC.

and

HOFFMANN-LA ROCHE INC. and F. HOFFMANN-LA ROCHE LT

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Exhibits

Exhibit A Development Plan

Exhibit B Financials for P/L Sharing Period

Exhibit C Tax Matters

Exhibit D Co-Promotion Principles

Schedules

Schedule 1.34 Development Technology Transfer Plan

Schedule 1.76 Manufacturing Technology Transfer Plan

Schedule 1.78 Structure

Schedule 1.84 Ongoing ISTs

Schedule 1.85 Ongoing Trials

Schedule 1.88 Other Indications

Schedule 5.1(a)(vi)(F) Safety Reporting Flow

Schedule 5.1(d)(ii) First Repare Trial

Schedule 13.3(a) Repare Press Release

[***]

Schedule 14.2 Disclosures

Schedule 14.2(h) Patents Controlled by Repare

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COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (this “Agreement”) is entered into as of June 1, 2022 (the “Execution Date”), by and between Repare Therapeutics Inc., a Canadian corporation (“Repare”) and Hoffmann-La Roche Inc., a New Jersey corporation (“Roche Inc.”), and F. Hoffmann-La Roche Ltd, a Swiss company (“Roche Ltd,” and, together with Roche Inc., “Roche”). Roche and Repare are each referred to herein by name or as a “Party”, or, collectively, as the “Parties”.

INTRODUCTION

WHEREAS, Repare is a biopharmaceutical company that owns or otherwise Controls the Molecules;

WHEREAS, Roche is a pharmaceutical company that has expertise and capabilities in the Development, Manufacturing, and Commercialization of human therapeutic products; and

WHEREAS, Repare and Roche desire to Develop and Commercialize the Molecules and Licensed Products worldwide in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, Roche wishes to acquire worldwide, perpetual, exclusive rights to manufacture and sell the Molecules and Licensed Products, subject to and in accordance with the terms set forth in this Agreement;

WHEREAS, Repare is willing to convey to Roche worldwide, perpetual, exclusive rights to manufacture and sell the Molecules and Licensed Products, subject to and in accordance with the terms set forth in of this Agreement;

WHEREAS, Repare and Roche both recognize that the Development, Manufacturing, and Commercialization of the Molecules and Licensed Products worldwide in accordance with the terms and conditions set forth in this Agreement would be economically beneficial to each of them;

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants, and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Repare and Roche hereby agree as follows:

Article 1

Article I

Definitions

When used in this Agreement, each of the following terms shall have the meanings set forth in this Article I:

Section 1.1
“Accounting Standards” means (a) the United States Generally Accepted Accounting Principles (“US GAAP”) or (b) International Financial Reporting Standards of the International Accounting Standards Boards (“IFRS”), in each case ((a) and (b)) as generally and consistently applied throughout the applicable Person’s organization. Each Party will promptly

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notify the other Party in writing if such Party changes the Accounting Standards pursuant to which its records are maintained.
Section 1.2
“Advanced Stage” means the cancer has spread from the original (primary) site or has come back (recurred).
Section 1.3
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such Person, as the case may be, for so long as such control exists. As used in this Section 1.3, “control” means: (a) to possess, directly or indirectly, the power to direct the management and policies of a Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) direct or indirect ownership of more than fifty percent (50%) of the voting share capital in a Person. Notwithstanding the foregoing, for the purposes of this Agreement, Chugai Pharmaceutical Co., Ltd, headquartered at 1-1 Nihonbashi-Muromachi 2-Chome, Chuo-ku, Tokyo 103-8324 and its subsidiaries shall not be considered Affiliates of Roche, unless and until Roche provides written notice to Repare of its desire to include Chugai or its respective subsidiaries (as applicable) as Affiliate(s) of Roche.
Section 1.4
“Antitrust Law” means any and all applicable Laws designed to prohibit, restrict, or regulate actions for the purpose or effect of monopolization or restraint of trade, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), the Sherman Act, as amended, the Clayton Act, as amended, and the Federal Trade Commission Act, as amended.
Section 1.5
“ATR” means ataxia telangiectasia mutated and Rad3-related kinase, UniProtKB/Swiss-Prot: Q13535.
Section 1.6
“Backup Product” means, solely if Roche determines, consistent with its diligence obligations under Section 9.2(b), to abandon Development of all Licensed Products containing the Lead Molecule, any Licensed Product containing a Molecule that is not the Lead Molecule.
Section 1.7
“Bankruptcy Code” means the U.S. Bankruptcy Code and any foreign equivalent thereto in any country having jurisdiction over a Party or its assets.
Section 1.8
“Business Day” means a day other than a Saturday or Sunday or any other day on which commercial banks in Boston, Massachusetts, San Francisco, California, or Basel, Switzerland are authorized or required by applicable Law to close.
Section 1.9
“Calendar Quarter” means each period of three (3) consecutive months, ending on the last day of March, June, September, or December; except that the final Calendar Quarter will end on the last day of the Term.
Section 1.10
“Calendar Year” means a period of time commencing on January 1 and ending on the following December 31; except that the first Calendar Year shall begin on the Effective Date and end on December 31 of the calendar year during which the Effective Date occurs.

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Section 1.11
“Change of Control” of a Party means any of the following, in a single transaction or a series of related transactions: (a) the sale or disposition of all or substantially all of the assets or business of such Party to which the subject matter of this Agreement relates to a Third Party (or multiple Third Parties acting in concert), (b) the acquisition by a Third Party (or multiple Third Parties acting in concert) of more than fifty percent (50%) of the direct or indirect voting power of the securities of such Party, or (c) the consummation of a business combination (including a merger or consolidation) involving such Party or any of its parent entities with or into any Third Party, unless, following such business combination, the stockholders of such Party or parent entity (as applicable) immediately prior to such merger or consolidation continue to own, directly or indirectly, more than fifty percent (50%) of the voting power of the securities of the entity resulting from such merger or consolidation.
Section 1.12
“Claim” means any suit, claim, action, proceeding, or demand brought by any Third Party.
Section 1.13
“Clinical Trial” means any human clinical trial, including a Phase I Trial, a Phase II Trial, a Pivotal Trial, a Phase IV Trial, a Post-Approval-Commitment Trial, an Ongoing IST, a New IST, or a combination of any of the foregoing studies.
Section 1.14
“Collaboration” means the activities conducted by or on behalf of each Party under this Agreement.
Section 1.15
“Combination Product” means (a) a single pharmaceutical formulation containing, as its active ingredients, both a Molecule and one or more other therapeutically or prophylactically active ingredients, (b) a combination therapy comprised of a Molecule and one or more other therapeutically or prophylactically active products, priced and sold in a single package containing such multiple products or packaged separately but sold together for a single price, or (c) a combination therapy comprised of a Molecule and a Companion Diagnostic, priced and sold in a single package containing such multiple products or packaged separately but sold together for a single price, in each case (a)-(c), including all dosage forms, formulations, presentations, line extensions, and package configurations. All references to Licensed Products in this Agreement shall be deemed to include Combination Products.
Section 1.16
“Commercialization” or “Commercialize” means any activities directed to registering, having registered, marketing, having marketed, promoting having promoted, distributing, having distributed, importing, having imported, exporting, having exported offering to sell, having offered to sell, using, having used, making, having made, selling, or having sold a product, after or in expectation of receipt of Regulatory Approval for such product (but excluding Development).
Section 1.17
“Commercially Reasonable Efforts” means, with respect to the performing Party under this Agreement, the carrying out of obligations of such Party in [***] in the exercise of similar activities, including, with respect to the Development, Manufacture, or Commercialization of a Molecule or Licensed Product, the efforts that [***]. It is understood that such [***] and other relevant factors, and that Commercially Reasonable Efforts shall be determined taking into account that Roche and its Affiliates [***]. For purposes of Section 16.2

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and Section 16.3, this definition shall apply to any applicable Surviving Licensee Partner, mutatis mutandis.
Section 1.18
“Companion Diagnostic” means any product (e.g., biomarker or diagnostic test) or service that (a) (i) identifies a person having a disease or condition, or a molecular genotype or phenotype that predisposes a person to such disease or condition, that a Licensed Product could be used to treat or prevent; (ii) defines the prognosis or monitors the progress of a disease or condition in a person that a Licensed Product could be used to treat or prevent; (iii) is used to select a therapeutic or prophylactic regimen, wherein at least one (1) potential therapeutic or prophylactic regimen involves a Licensed Product, and where the selected regimen is determined, based on the use of such product or service, to likely be effective or to be safe for a person; or (iv) is used to confirm a Licensed Product’s biological activity or to optimize dosing or the scheduled administration of a Licensed Product; and (b) is developed as a companion diagnostic for use with a Licensed Product.
Section 1.19
“Composition of Matter Claim” means, for a given Licensed Product in a given country of the Territory, a Valid Claim of a Repare Patent that Covers the chemical structure of the Molecule per se that is included in such Licensed Product as an active ingredient of such Licensed Product.
Section 1.20
“Compulsory Sublicense Compensation” means, for a given country or region in the Territory, the compensation paid to Roche by a Third Party (a “Compulsory Sublicensee”) under a license or sublicense of Repare Intellectual Property and Joint Collaboration Intellectual Property granted to the Compulsory Sublicensee (the “Compulsory Sublicense”) through the order, decree or grant of a Governmental Authority having competent jurisdiction in such country or region, authorizing such Third Party to manufacture, use, sell, offer for sale, import or export a Licensed Product in such country or region.
Section 1.21
“Completion” or “Completed” means with regard to a Clinical Trial, Roche’s internal approval of the final Clinical Study Report for such Clinical Trial.
Section 1.22
“Confidential Information” means all confidential or proprietary technology, Know-How, or other information (whether or not patentable) disclosed or made available by one Party or any of its Affiliates (the “Disclosing Party”) to the other Party or any of its Affiliates (the “Receiving Party”) prior to or after the Effective Date in connection with this Agreement or the Confidentiality Agreement, including information regarding a Party’s technology, products, business or financial information, or objectives, and all proprietary biological materials of a Party; except that “Confidential Information” shall exclude any information that:
(a)
was known by the Receiving Party or any of its Affiliates prior to its disclosure to the Receiving Party by or on behalf of the Disclosing Party or any of its Affiliates, as established by written evidence; or
(b)
is rightfully disclosed to the Receiving Party or any of its Affiliates, without any obligation of confidentiality, by a source, other than by or on behalf of the Disclosing Party or any of its Affiliates, rightfully in possession of the information; or

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(c)
is or becomes published or generally known to the public through no fault or omission on the part of the Receiving Party or any of its Affiliates or (sub)licensees; or
(d)
is independently developed by or for the Receiving Party or any of its Affiliates without reference to or reliance upon any of the Disclosing Party’s Confidential Information, as established by the Receiving Party’s contemporaneously-maintained written records.

Notwithstanding anything to the contrary in the foregoing, the terms of this Agreement shall be considered Confidential Information of the Parties, with each Party deemed both the Disclosing Party and the Receiving Party with respect thereto, and neither Party may rely on Section 1.22(a) or Section 1.22(d) with respect thereto.

Section 1.23
“Confidentiality Agreement” means the Confidentiality Agreement between Repare and Roche, dated [***].
Section 1.24
“Continuation Election Notice” means the notice Repare provides to Roche under Section 16.3(b) describing (a) Repare’s bona fide intentions to continue ongoing Development and Commercialization of Licensed Product(s) and (b) Repare’s request for Roche’s continuation of activities during the termination period or transfer of the data, material, and information relating to the Licensed Product(s) in accordance with Section 16.3.
Section 1.25
“Control” or “Controlled” means (a) with respect to any Know-How, Patent, or other intellectual property right, the possession (whether by license (other than a license granted under this Agreement) or ownership) by a Party of the ability to grant to the other Party access or a license to such Know-How, Patent, or other intellectual property right (as applicable), as provided herein, without violating the terms of any agreement with any Third Party and (b) with respect to proprietary materials, the possession by a Party of the ability to supply such proprietary materials to the other Party, as provided herein, without violating the terms of any agreement with any Third Party.
Section 1.26
“Co-Promotion Opt-In Period” means, provided that Repare has exercised the P/L Sharing Opt-In Right and thereafter the P/L Sharing Period has not been terminated, the period (a) beginning on [***] and (b) ending on the earliest of [***].
Section 1.27
“Co-Promotion Period” means, if Repare timely exercises the Co-Promotion Opt-In Right, the period beginning on the date of such exercise [***].
Section 1.28
“Cost Share Third Party Agreement” means (a) each agreement or arrangement (i) that is entered into by Roche or any of its Affiliates following the Effective Date and (ii) under which Roche or any of its Affiliates acquires Control of any Patent or Know-How that qualifies as Roche Intellectual Property and (b) each agreement or arrangement (i) that is entered into by Repare or any of its Affiliates following the Effective Date, (ii) under which Repare or any of its Affiliates acquires Control of any Patent or Know-How that, subject to Section 10.6, would be Repare Intellectual Property licensed to Roche hereunder, and (iii) that is deemed a Cost Share Third Party Agreement pursuant to Section 10.6.

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Section 1.29
“Cover,” “Covering,” or “Covered” means, with respect to a product or technology and a Patent, that, but for ownership of or a license under such Patent, the Development, Manufacture, Commercialization, or other exploitation of such product or practice of such technology by a Person would infringe any claim of such Patent or, with respect to a claim included in any patent application, would infringe such claim if such patent application were to issue as a patent.
Section 1.30
“Damages” means all claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation, and attorney’s fees), and judgments, whether for money or equitable relief, of any kind, and is not limited to matters asserted by Third Parties against a Party, but includes claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation, and attorney’s fees) and judgments incurred or sustained by a Party in the absence of Third Party claims; except that no Party shall be liable to hold harmless or indemnify any Repare Indemnified Party or Roche Indemnified Party, as applicable, for any claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs, or judgments for punitive or exemplary damages, except to the extent the Party seeking indemnification is actually liable to a Third Party for such punitive or exemplary damages in connection with a Claim by such Third Party.
Section 1.31
“Deductible Third Party Payments” means [***] that Roche or any of its Affiliates or Licensee Partners pays to any Third Party, or [***] to Repare pursuant to Section 11.5, for a license under any Patent or Know-How owned or controlled by such Third Party that [***] necessary to Develop, Manufacture, or Commercialize any Licensed Product, in each case solely to the extent such [***].
Section 1.32
“Develop” or “Development” means discovery, research, preclinical, non-clinical, and clinical development activities, including activities relating to screening, assays, test method development and stability testing, toxicology, pharmacology, formulation, quality assurance/quality control development, Clinical Trials, technology transfer, statistical analysis, process development and scale-up, pharmacokinetic studies, data collection and management, report writing, and other regulatory activities.
Section 1.33
“Development Plan” means the plan for the Development of Molecules and Licensed Products, attached to this Agreement as Exhibit A, as amended from time to time pursuant to Section 5.1(a).
Section 1.34
“Development Technology Transfer Plan” means the Development Technology Transfer Plan attached as Schedule 1.34.
Section 1.35
“Drug Approval Application” means any marketing authorization application (and any amendments thereto), in each case, filed with any applicable Regulatory Authority in a country or other regulatory jurisdiction, which application is required to obtain a Regulatory Approval, including, in the U.S. Territory, any NDA, and, in the European Union, any MAA.
Section 1.36
“Effective Date” means the second Business Day after all applicable waiting periods under the HSR Act with respect to the transactions contemplated by this Agreement have expired or have been terminated and all requests to the Parties by the Federal Trade Commission

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(“FTC”) or the Antitrust Division of the Justice Department (“DOJ”), as the case may be, with regard to the transaction contemplated by this Agreement have been satisfactorily met and no objection on the part of the FTC, DOJ, or any foreign government remains; provided, however, that, if either Party receives a letter from the FTC before the Effective Date stating that the FTC has not finished its HSR investigation (an “FTC Letter”), then either Party may, at its option, by written notice to the other Party, delay the Effective Date up to [***] from the expiration of the [***] statutory waiting period under the HSR Act (not from the date of receipt of the FTC Letter).
Section 1.37
“EMA” means the European Medicines Agency.
Section 1.38
“EU Commercial Milestone” means [***], for the applicable Licensed Product for such Indication.
Section 1.39
“Executive Officer” means (a) with respect to Roche, Roche’s [***] (or the officer or employee of Roche then serving in a substantially equivalent capacity) or his or her designee, and (b) with respect to Repare, Repare’s [***] (or the officer or employee of Repare then serving in a substantially equivalent capacity) or his or her designee, in each case ((a) and (b)), as long as such designee has decision-making authority on behalf of the applicable Party.
Section 1.40
“Existing IND” means the IND for the Licensed Product containing the Lead Molecule that exists as of the Effective Date.
Section 1.41
“FD&C Act” means the U.S. Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations, and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).
Section 1.42
“FDA” means the United States Food and Drug Administration, or any successor agency thereof.
Section 1.43
“Field” means all uses.
Section 1.44
“First Commercial Sale” means, on a country-by-country basis, [***].
Section 1.45
“Force Majeure Event” an occurrence beyond the reasonable control of a Party (and which did not occur as a result of such Party’s financial condition, negligence, or fault), including pandemic; fire; earthquake; flood; embargo; power shortage or failure; acts of war or terrorism; insurrection; riot; lockout or other labor disturbance; governmental acts, omissions, delays in acting, orders, or restrictions; acts, omissions, or delays in acting by the other Party; or acts of God.
Section 1.46
“FTE” means the equivalent of the work of one (1) full-time employee of a Party or any of its Affiliates for one (1) year (consisting of [***]) in directly conducting relevant activities hereunder. Any Party’s employee who devotes fewer than [***] on the applicable activities shall be treated as an FTE on a pro-rata basis, calculated by dividing the actual number of hours worked by such employee on such activities by [***]. Any employee who devotes more than [***] on the applicable activities shall be treated as one (1) FTE.

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Section 1.47
“FTE Costs” means, for applicable activities under this Agreement, the FTE Rate multiplied by the number of FTEs actually expended to conduct such activities, but solely to the extent such activities are in accordance with this Agreement, including, with respect to Development or Commercialization activities (including Manufacturing activities related thereto), solely to the extent such Development, Manufacturing, or Commercialization activities are consistent with the then-current Development Plan and Development Budget or U.S. Commercialization Plan and U.S. Commercialization Budget, as applicable. FTEs will be pro-rated on a daily basis if necessary.
Section 1.48
“FTE Rate” means [***] per FTE. On January 1, [***] and on January 1st of each subsequent Calendar Year, the foregoing rate shall be increased for the Calendar Year then commencing by the percentage increase, if any, in the [***]. As used in this definition, [***]. The FTE Rate includes the applicable employee’s wages, bonuses, employer paid taxes, benefits, perks, and other forms of compensation that would otherwise be considered the cost of an employee, [***].
Section 1.49
“Generic Product” means, with respect to a Licensed Product in a particular country, any generic version of such Licensed Product that (a) is approved for sale in such country pursuant to an abbreviated new drug application process (e.g., Section 505(j) of the FD&C Act) in reliance on the prior approval of such Licensed Product as determined by the applicable Regulatory Authorities; (b) incorporates the same active pharmaceutical ingredient as such Licensed Product; and (c) is sold by a Third Party that is not a (sub)licensee of Roche or any of its Affiliates and that has not otherwise been authorized, directly or indirectly, by Roche or any of its Affiliates to market and sell such product.
Section 1.50
“Good Clinical Practices” or “GCP” means the ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by any applicable Regulatory Authority or Law in the relevant jurisdiction. In the United States, GCP shall be based on Good Clinical Practices established through FDA guidances (including Guideline for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6)), and, outside the United States, GCP shall be based on Guideline for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).
Section 1.51
“Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other comparable regulatory standards in jurisdictions outside the United States, as they may be updated from time to time).
Section 1.52
“Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products, or finished pharmaceutical products, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211 and “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, as each may be amended from time to time, and (b) all applicable Laws promulgated by any Governmental Authority having jurisdiction over the Manufacture of any Licensed Product.

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Section 1.53
“Governmental Authority” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body, or entity, and any court or other tribunal); (d) supranational or multinational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military, or taxing authority or power of any nature.
Section 1.54
“IND” means any Investigational New Drug application filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any supplements or amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing necessary to commence clinical testing of any Licensed Product in any human outside the United States (such as a Clinical Trial Application in the countries that are officially recognized as member states of the European Union).
Section 1.55
“Indication” means a disease or condition that a Licensed Product is indicated to treat or prevent and that is described in the Licensed Product label as required by the Regulatory Approval granted by the applicable Regulatory Authority. With respect to oncology, (a) “Indication” shall mean [***] to which a Licensed Product is directed and eventually approved and (b) to distinguish one Indication from another Indication, the two Indications [***]. Notwithstanding anything to the contrary in the foregoing, each indication listed on Schedule 1.88 shall be deemed to be a distinct Indication from (A) each other indication listed on Schedule 1.88 and (B) [***].
Section 1.56
“IND Transfer Date” means the earliest date on which Repare has submitted a letter to the FDA notifying the FDA of the transfer of the Existing IND to Roche and Roche has submitted a transfer acknowledgement letter to the FDA notifying the FDA of its acknowledgement of the transfer of the Existing IND.
Section 1.57
“Information Security Incident” means, with respect to any given Confidential Information, any unauthorized use, unauthorized disclosure, corruption (including ransomware attack), or loss of such Confidential Information.
Section 1.58
“Initiation” means, with respect to a Clinical Trial, the first dosing of the first patient in such Clinical Trial.
Section 1.59
“Invention” means any invention, whether or not patentable, that is conceived or discovered by or on behalf of any Party or any of its respective Affiliates, whether solely or jointly with the other Party, any Affiliate of either Party, or any Third Party, in the course of activities under the Collaboration.
Section 1.60
“Japan Commercial Milestone” means [***].
Section 1.61
“Joint Collaboration Intellectual Property” means, collectively:

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(a)
“Joint Collaboration Know-How,” which means any Know-How that is invented, discovered, developed, or otherwise generated by or on behalf of both Roche (or any of its Affiliates), on the one hand, and Repare (or any of its Affiliates), on the other hand, whether solely or jointly with any Third Party, in the conduct of activities under the Collaboration; but excluding Repare Development Know-How and Roche Development Know-How; and
(b)
“Joint Collaboration Patent(s),” which means each Patent that Covers any Joint Collaboration Know-How; but excluding each Repare Development Patent and Roche Development Patent.
Section 1.62
“Know-How” means any tangible or intangible trade secrets, know-how, expertise, discoveries, inventions (including Inventions), information, data, or materials, including ideas, concepts, formulae, methods, procedures, designs, technologies, compositions, plans, applications, technical data, assays, manufacturing information or data, samples, and chemical and biological materials, and all derivatives, modifications, and improvements of any of the foregoing.
Section 1.63
“Law” means any law, statute, rule, regulation, ordinance, common law, or other pronouncement having the effect of law, of any federal, national, multinational, state, provincial, county, city, or other political subdivision, as from time to time enacted, repealed, or amended, including Good Clinical Practices, Good Laboratory Practices, Good Manufacturing Practices, adverse event reporting requirements, guidance from the International Conference on Harmonization or other generally accepted conventions, the FD&C Act and similar laws and regulations in countries outside the United States, and all other rules, regulations, and requirements of the FDA or any other applicable Regulatory Authority.
Section 1.64
“License Territory” means (a) outside of the P/L Sharing Period, the Territory and (b) during the P/L Sharing Period, the ROW Territory.
Section 1.65
“Licensed Product” means any product, including any Combination Product, containing a Molecule as an active ingredient, including all forms, presentations, strengths, doses, and formulations (including any method of delivery).
Section 1.66
“Licensee Partner” means any Third Party to whom Roche or any of its Affiliates or any other Licensee Partner grants a sublicense or license with respect to the Development, Manufacture, or Commercialization of Molecules, Licensed Products, or Companion Diagnostics in the Field under the rights to Repare Intellectual Property granted to Roche hereunder, in each case excluding wholesale distributors or any other Third Parties that purchase Licensed Products or Companion Diagnostics in arm’s-length transactions, where such Third Parties do not have sublicenses or licenses to Develop, Manufacture, or Commercialize any Licensed Product or Companion Diagnostic except for, where applicable, limited sublicenses or licenses to the extent required to enable such Third Parties to perform final packaging for such Licensed Products or Companion Diagnostics for local distribution.
Section 1.67
“MAA” means a Marketing Authorization Application filed with the EMA pursuant to the centralised authorisation procedure or with the applicable Regulatory Authority of a country in Europe pursuant to the mutual recognition, de-centralised, or any other national approval procedure.

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Section 1.68
“Major European Country” means each of France, Germany, Italy, Spain, and the United Kingdom.
Section 1.69
“[***]” means each of (a) [***] and (b) [***].
Section 1.70
“[***]” means [***].
Section 1.71
“[***]” means [***].
Section 1.72
“Major Market” means the U.S. Territory and each of the Major European Countries.
Section 1.73
“Major Misalignment” means [***].
Section 1.74
“Manufacture” or “Manufacturing” means, as applicable, all activities associated with the production, manufacture, processing, filling, packaging, labeling, shipping, or storage of a drug substance or drug product, or any components thereof, including process and formulation development, process validation, stability testing, manufacturing scale-up, preclinical, clinical, and commercial manufacture, analytical methods development and validation, product characterization, quality assurance and quality control development, testing, and release.
Section 1.75
“Manufacturing Technology” means all Repare Know-How that is necessary or useful for Manufacturing preclinical, clinical, or commercial supply, as applicable, of any Molecule, Licensed Product, or Companion Diagnostic, including specifications, assays, batch records, quality control data, and transportation and storage requirements.
Section 1.76
“Manufacturing Technology Transfer Plan” means the Manufacturing Technology Transfer Plan attached as Schedule 1.76.
Section 1.77
“Market Authorization Holder” means the Person that has been granted Regulatory Approval to Commercialize a specific medicinal product.
Section 1.78
“Molecule” means RP-3500 (the “Lead Molecule” with the structure set forth in Schedule 1.78), and any other ATR inhibitor that is Covered by any Patent that derives from patent application [***], and any metabolites, prodrugs, pharmaceutical hydrates, solvates, salts, esters, isomers, enantiomers, diastereomers, polymorphs, or isotope enriched forms of any of the foregoing.
Section 1.79
“NDA” means a New Drug Application, as defined in the FD&C Act, submitted to the FDA in the U.S. in accordance with the FD&C Act with respect to a pharmaceutical product.
Section 1.80
“NDA Acceptance Date” means, with respect to a given NDA for a Licensed Product, the date on which Roche receives a letter from the FDA informing Roche that the NDA is sufficiently complete to permit a substantive review and is considered filed.
Section 1.81
“Net Sales” means [***].

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Section 1.82
“New IST” means [***] investigating any Molecule or Licensed Product, (b) that is conducted by a Third Party sponsor (each, a “New IST Sponsor”), (c) for which Repare or Roche provides the applicable Molecules or Licensed Products or other support as needed, and (d) that is Initiated after the Effective Date.
Section 1.83
“New IST Contracting Party” means the Party that will contract with each New IST Sponsor to conduct each New IST and supply each New IST Sponsor with Molecules and Licensed Products and other support necessary to conduct such New IST.
Section 1.84
“Ongoing IST” means each Clinical Trial set forth on Schedule 1.84.
Section 1.85
“Ongoing Trial” means any Clinical Trial of any Molecule or Licensed Product that was initiated prior to the Effective Date, each of which is set forth on Schedule 1.85.
Section 1.86
“Opt-In Development Budget” means the good faith estimate of Worldwide Development Costs and U.S. Development Costs that will be incurred in Developing Licensed Products containing the Lead Molecule until [***], which shall be provided by Roche pursuant to Section 3.1(b).
Section 1.87
“Opt-Out Trigger” means any of the following:
(a)
[***].
Section 1.88
“Other Indication” means any Indication, other than [***], that is set forth on Schedule 1.88, as may be updated from time to time by mutual agreement of the Parties. Roche shall not unreasonably withhold its agreement to add to Schedule 1.88 any Indication for which Roche Develops or Commercializes any Licensed Product if the commercial opportunity represented by such Indication equals or exceeds that of any Other Indication set forth on Schedule 1.88.
Section 1.89
“Out-of-Pocket Costs” means, with respect to specified activities hereunder, direct expenses paid or payable by either Party or any of its Affiliates to any Third Party (other than employees of such Party or any of its Affiliates) that are specifically identifiable and incurred to conduct such Collaboration activities and have been recorded in accordance with Accounting Standards, but solely to the extent such activities and expenses are in accordance with this Agreement.
Section 1.90
“Patent” means any (a) patent or patent application anywhere in the world, (b) divisional, continuation, or continuation in-part of any such patent or patent application, or any other patent or patent application claiming priority, or entitled to claim priority, directly or indirectly to (i) any such patent or patent application or (ii) any patent or patent application from which such patent or patent application claims, or is entitled to claim, direct or indirect priority, or (c) patent issuing on any of the foregoing anywhere in the world, together with any registration, reissue, re-examination, patent of addition, renewal, patent term extension, supplemental protection certificate, or extension of any of the foregoing anywhere in the world.

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Section 1.91
“Person” means any individual or any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, or other entity.
Section 1.92
“Phase I Trial” means a Clinical Trial of a product, the principal purpose of which is a preliminary determination of safety, tolerability, and pharmacokinetics in study subjects where potential pharmacological activity may be determined, or a similar clinical study prescribed by any applicable Regulatory Authority, from time to time, pursuant to applicable Law or otherwise, including the trials referred to in 21 C.F.R. § 312.21(a), as amended (or any non-United States equivalent thereof).
Section 1.93
“Phase II Trial” means a Clinical Trial intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular indication or indications in a target patient population, or a similar clinical study prescribed by any applicable Regulatory Authority, from time to time, pursuant to applicable Law or otherwise, including the trials referred to in 21 C.F.R. § 312.21(b), as amended (or any non-United States equivalent thereof).
Section 1.94
“Phase IV Trial” means a human Clinical Trial of a product which is conducted voluntarily after Regulatory Approval of the product has been obtained from an appropriate Regulatory Authority for enhancing marketing or scientific knowledge of an approved indication.
Section 1.95
“Pivotal Trial” means a human Clinical Trial of a product in any country that satisfies both of the following ((a) and (b)):
(a)
such trial includes a sufficient number of subjects and is designed to establish that such product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such product, or a similar Clinical Trial; and
(b)
such trial is a registration trial designed to, alone or with one or more additional trials, be sufficient to support the filing of an application for a Regulatory Approval for such product in an applicable country or jurisdiction or some or all of an extra-national territory, as evidenced by (i) an agreement with or statement from an applicable Regulatory Authority, or (ii) other guidance or minutes issued by an applicable Regulatory Authority, for such registration trial.
Section 1.96
“P/L Sharing Opt-In Period” means [***].
Section 1.97
“P/L Sharing Period” means, if Repare timely exercises the P/L Sharing Opt-In Right, the period beginning on the date of such exercise and ending on the earlier of [***].
Section 1.98
“Post-Approval-Commitment Trial” means a Clinical Trial of a product which is conducted to satisfy a requirement of a Regulatory Authority in order to maintain a

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Regulatory Approval or to satisfy a requirement or condition imposed by a Regulatory Authority in connection with the grant of a Regulatory Approval.
Section 1.99
“Product Liabilities” means all Damages incurred by a Party or any of its Affiliates or Licensee Partners resulting from or relating to the use of a Licensed Product in a human (including in Clinical Trials or Commercialization) in the Territory incurred after the Effective Date.
Section 1.100
“Product-Specific Patent” means any Repare Patent that Covers (a) the composition of matter of any Molecule or Licensed Product, (b) any method of Manufacturing any Molecule or Licensed Product, or (c) or any method of using any Molecule or Licensed Product in preventing or treating a disease, in each case ((a)-(c)) where the chemical structure of such Molecule or Licensed Product is identified specifically or by chemical genus in such Patent.
Section 1.101
“Prosecution” or “Prosecute” means the filing, preparation, prosecution, and maintenance of any Patent, including any pre-grant proceeding before any patent authority, such as any interference.
Section 1.102
“Publication” means any publication in any scientific journal, any scientific abstract to be presented to any audience, any presentation at any scientific conference, including slides and texts of oral or other public presentations, any other scientific presentation, or any other oral, written, or electronic scientific disclosure directed to any audience that pertains to any Molecule, Licensed Product, or the use of any of the foregoing, or any data or results from any activity under this Agreement.
Section 1.103
“Qualified Safety Expert” means any scientist (a) with at least [***] of applicable pharmaceutical safety experience, (b) [***], and (c) who does not [***].
Section 1.104
“Regulatory Approval” means all approvals of each applicable Regulatory Authority necessary for the commercial marketing and sale of a product for a particular indication in a country (but excluding any pricing or reimbursement approvals).
Section 1.105
“Regulatory Authority” means any federal, national, multinational, state, provincial, or local regulatory agency, department, bureau, or other governmental entity with authority over the testing, manufacture, use, storage, import, promotion, marketing, or sale (including pricing and reimbursement approval) of any pharmaceutical or biologic product in any country or territory.
Section 1.106
“Regulatory Documentation” means all INDs, Drug Approval Applications, and other regulatory applications or submissions submitted to any Regulatory Authority, Regulatory Approvals, pre-clinical and clinical data and information, regulatory materials, drug dossiers, master files (including Drug Master Files, as defined in 21 C.F.R. § 314.420 and any non-United States equivalents), and any other data, reports, records, regulatory correspondence, and other materials relating to Development or Regulatory Approval of any Licensed Product or required to Manufacture, distribute, or sell any Licensed Product including any information that relates to pharmacology, toxicology, chemistry, manufacturing, and controls data, batch records, safety, or efficacy, and any safety database.

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Section 1.107
“Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any exclusive marketing right, data protection, or other exclusive right, other than a Patent, conferred by any Governmental Authority with respect to the first approved Indication for such Licensed Product in such country, including any new chemical entity exclusivity, pediatric exclusivity, or orphan drug exclusivity.
Section 1.108
“Regulatory Interactions” means, with respect to any given Licensed Product (a) monitoring and coordinating all regulatory actions, and preparing, submitting, and coordinating all communications and filings with, and submissions to, all Regulatory Authorities, with respect to the Development, Manufacture, or Commercialization of such Licensed Product and (b) interfacing, corresponding, and meeting with Regulatory Authorities with respect to such Licensed Product.
Section 1.109
“Repare Development Intellectual Property” means, collectively:
(a)
“Repare Development Know-How,” which means any Know-How that [***].
(b)
“Repare Development Patent(s),” which means each Patent that solely Covers any Repare Development Know-How.
Section 1.110
“Repare Intellectual Property” means, collectively:
(a)
“Repare Know-How,” which means, subject to Section 10.6, any Know-How that is (i) Controlled by Repare or, subject to Section 18.6, any of its Affiliates as of the Effective Date or during the Term (including Repare’s undivided one half (1/2) interest in the Joint Collaboration Know-How), and (ii) necessary or useful for the Development, Manufacture, or Commercialization of any Molecule, Licensed Product, or Companion Diagnostic, including all Repare Development Know-How; but excluding all Repare Trial Data; and
(b)
“Repare Patent,” which means, subject to Section 10.6, any Patent that (i) is Controlled by Repare or, subject to Section 18.6, any of its Affiliates as of the Effective Date or during the Term (including Repare’s undivided one-half (1/2) interest in each Joint Collaboration Patent) and (ii) Covers any Repare Know-How or the Development, Manufacture, or Commercialization of any Molecule, Licensed Product, or Companion Diagnostic, including each Repare Development Patent.
Section 1.111
“Repare Trial” means a Clinical Trial that is conducted by or on behalf of Repare [***]. As more fully set forth in Section 5.1, the Parties acknowledge and agree that Repare Trials shall not be included in the Development Plan.
Section 1.112
“Right of Reference or Use” means a “Right of Reference or Use” as that term is defined in 21 C.F.R. §314.3(b), and any non-United States equivalents.
Section 1.113
“Roche Development Intellectual Property” means, collectively:
(a)
“Roche Development Know-How,” which means any Know-How that [***]

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(b)
“Roche Development Patent(s),” which means each Patent that solely Covers any Roche Development Know-How.
Section 1.114
“Roche Intellectual Property” means, collectively:
(a)
“Roche Know-How,” which means any Know-How that is (i) Controlled by Roche or, subject to Section 18.6, any of its Affiliates as of the Effective Date or during the Term (including Roche’s undivided one half (1/2) interest in the Joint Collaboration Know-How), and (ii) necessary or useful for the Development, Manufacture, or Commercialization of any Molecule, Licensed Product, including all Roche Development Know-How; and
(b)
“Roche Patent,” which means any Patent that (i) is Controlled by Roche or, subject to Section 18.6, any of its Affiliates as of the Effective Date or during the Term (including Roche’s undivided one-half (1/2) interest in each Joint Collaboration Patent) and (ii) Covers any Roche Know-How or the Development, Manufacture, or Commercialization of any Molecule, Licensed Product, including each Roche Development Patent.
Section 1.115
“Roche Trial” means a Clinical Trial of a Molecule or Licensed Product, that is (a) described in the Development Plan and (b) not an Ongoing Trial, an Ongoing IST, a New IST, or a Repare Trial.
Section 1.116
“ROW Territory” means all countries in the world other than the U.S. Territory.
Section 1.117
“ROW Territory Annual Net Sales” means, in relation to a Licensed Product, the total Net Sales of such Licensed Product by Roche or its Affiliates or Licensee Partners in a particular Calendar Year in all countries in the ROW Territory in which the Royalty Term for such Licensed Product has not expired.
Section 1.118
“Royalty-Bearing Claim” means, on a Licensed Product-by-Licensed Product and country-by-country basis, [***].
Section 1.119
“Sales” means, with respect to a Licensed Product in a particular period, the sum of clauses (a) and (b) below: [***]
Section 1.120
“SEC” means the U.S. Securities and Exchange Commission.
Section 1.121
“Shared Territory” means, during the P/L Sharing Period (including during the Co-Promotion Period), the U.S. Territory.
Section 1.122
“Shared Territory Damages” means any Damages incurred by either Party or any of its Indemnified Parties and arising out of a Claim during the P/L Sharing Period, including any Product Liability or any claim of infringement of a Third Party’s Patent or other intellectual property, to the extent arising out of (a) the Development of any Licensed Product containing the Lead Molecule to the extent for the purpose of, or to the extent in support of, (i) obtaining Regulatory Approval for such Licensed Product in the Shared Territory or (ii) Commercialization of such Licensed Product in the Shared Territory, (b) the Commercialization

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of any Licensed Product containing the Lead Molecule in the Shared Territory, or (c) the Manufacture of any Licensed Product containing the Lead Molecule for use in any activities under clause (a) or (b); except that “Shared Territory Damages” shall exclude Damages that are entitled to indemnification under Section 15.1 or Section 15.2.
Section 1.123
“Surviving Licensee Partner” means any Licensee Partner whose sublicense survives termination of this Agreement pursuant to Section 16.3(d)(ii) or Section 16.3(d)(iii).
Section 1.124
“Territory” means the U.S. Territory and the ROW Territory.
Section 1.125
“Territory Annual Net Sales” means, in relation to a Licensed Product, the total Net Sales of such Licensed Product by Roche or its Affiliates or Licensee Partners in a particular Calendar Year in all countries in the Territory in which the Royalty Term for such Licensed Product has not expired.
Section 1.126
“Third Party” means any Person other than either Party or any of either Party’s Affiliates.
Section 1.127
“U.S. Commercial Milestone” means [***].
Section 1.128
“U.S. Commercialization Budget” means the budget for the Commercialization of [***] in the U.S. Territory, as amended from time to time.
Section 1.129
“U.S. Commercialization Plan” means the plan for the Commercialization of [***] in the U.S. Territory, as amended from time to time.
Section 1.130
“U.S. Territory” means the United States of America and all of its territories and possessions, including Puerto Rico.
Section 1.131
“U.S. Territory Annual Net Sales” means, in relation to a Licensed Product, the total Net Sales of such Licensed Product by Roche or its Affiliates in a particular Calendar Year in the U.S. Territory.
Section 1.132
“Updated Opt-In Development Budget” means a budget composed of (a) the [***], which shall be provided by Roche pursuant to Section 3.1(b).
Section 1.133
“Valid Claim” means (a) a claim of any issued, unexpired patent that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer, or otherwise, or (b) a claim of any patent application filed by a Person in good faith that has not been cancelled, withdrawn, or abandoned, nor been pending for more than [***] from the filing of the earliest patent application from which such claim derives priority.

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Section 1.134
Additional Definitions. Each of the following definitions is set forth in the section of this Agreement indicated below:

DEFINITION	SECTION
Acting Party	Section 11.8(a)(i)
Acquired Party	Section 18.6(a)
Acquired Program	Section 10.7(c)(iii)
Acquirer Program	Section 10.7(c)(ii)
Agreement	Preamble
Alliance Manager	Section 2.4
Allocable Overhead	Exhibit B
Allowable Commercialization Expenses	Exhibit B
Antitrust Filings	Section 17.1(a)
Antitrust Counsel Only Material	Section 17.1(c)
Audit Team	Section 11.7(a)
Auditee	Section 11.7(a)
Auditor	Section 11.7(a)
Certification Notice	Section 12.4
Co-Promotion Agreement	Section 4.1(b)
Co-Promotion Cure Period	Section 4.3(c)
Co-Promotion End Date	Section 4.3(e)
Co-Promotion Expiration Notice	Section 4.3(d)
Co-Promotion Opt-In Right	Section 4.1(a)
Compulsory Sublicense	Section 1.20
Compulsory Sublicensee	Section 1.20
Cure Period	Section 16.2(b)

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Defense Expenses	Section 12.5(c)(ii)
Development Budget	Section 5.1(a)(i)
Development Cost Share	Exhibit B
Development Costs	Exhibit B
Disclosing Party	Section 1.22
Dispute	Section 18.1
DOJ	Section 1.36
Electronic Delivery	Section 18.17
e-Signature	Section 18.17
Exclusivity Period	Section 10.7(a)
Execution Date	Preamble
Expert	Section 1.81
Expert Committee	Section 1.81
FTC	Section 1.36
FTC Letter	Section 1.36
H-W Suit Notice	Section 12.4
HSR Act	Section 1.4
IFRS	Section 1.1
Indemnified Party	Section 15.3
Indemnitor	Section 15.3
Initial Development Budget	Section 5.1(b)
Invalidity Claim	Section 12.5(b)
JSC	Section 2.1(a)
JSC Term	Section 2.5

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Launch and Marketing Costs	Exhibit B
Lead Molecule	Section 1.78
Manufacturing Costs	Exhibit B
Medical Affairs Costs	Exhibit B
Minimum Transfer Payment	Section 16.3(g)(iii)
Negotiation Period	Section 18.7
Neutral Safety Committee	Section 5.1(d)(iii)
New IST Sponsor	Section 1.82
Non-Acquired Party	Section 18.6(a)
Non-Acting Party	Section 11.8(a)(i)
Operating Profits or Losses	Exhibit B
Opt-In Development Plan	Section 3.1(b)
Other Shared Expense	Exhibit B
Payment Rights	Section 18.7
P/L Sharing Cure Period	Section 3.2(c)
P/L Sharing End Date	Section 3.2(e)
P/L Sharing Expiration Notice	Section 3.2(d)
P/L Sharing Opt-In Right	Section 3.1(a)
P/L End Date	Section 3.2(e)
Party or Parties	Preamble
Patent Enforcement Expenses	Section 12.3(e)(ii)(A)
Patent Prosecution Expenses	Section 12.2(d)(ii)
Pharmacovigilance Agreement	Section 7.4
PII/Samples	Section 16.3(g)(ii)

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Post-Approval Commitment Trial	Exhibit B
Product Recall Expenses	Exhibit B
Product Trademarks	Section 8.1(a)(ii)
Profit & Loss Share	Exhibit B
Publishing Notice	Section 13.4(a)
Receiving Party	Section 1.22
Redacted Version	Section 13.3(a)
Regulatory Expenses	Exhibit B
Relative Commercial Value	Section 1.81
Remaining U.S. Recoveries	Section 12.3(f)(ii)
Repare	Preamble
Repare Co-Promotion Termination Notice	Section 4.3(a)
Repare Indemnified Parties	Section 15.1
Repare-Originated Transfer Activities	Section 16.3(g)(iii)
Repare P/L Sharing Termination Notice	Section 3.2(a)
Repare Trial Collaboration Agreement	Section 5.1(d)(i)
Repare Trial Data	Section 5.1(d)(i)
Report	Exhibit B
Roche	Preamble
Roche Co-Promotion Termination Notice	Section 4.3(b)
Roche Development Costs	Exhibit B
Roche Formulation	Section 5.1(d)(iv)
Roche Inc.	Preamble
Roche Indemnified Parties	Section 15.2

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Roche Ltd	Preamble
Roche P/L Sharing Termination Notice	Section 3.2(c)
Roche Transfer Activities	Section 16.3(g)(iii)
ROW Administration	Exhibit B
Royalty Term	Section 11.3(b)
Sales Costs	Exhibit B
Shared Development Costs	Exhibit B
Subcommittee	Section 2.1(d)
Tax Action	Section 11.8(a)(i)
Term	Section 16.1
Third Party Contractor	Section 10.4
Third Party Infringement	Section 12.3(a)
Third Party Infringement Action	Section 12.5(a)
Third Party Manufacturer	Exhibit B
Trigger Trial	Section 1.96
U.S. Administration	Exhibit B
U.S. Development Costs	Exhibit B
U.S. Phase IV Costs	Exhibit B
US GAAP	Section 1.1
VAT	Section 11.8(a)(ii)
Worldwide Development Costs	Exhibit B

Article 2

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Article II

Governance

Section 2.1
JSC.
(a)
Formation. Within [***] after the Effective Date, the Parties shall establish a Joint Steering Committee (“JSC”) to oversee and coordinate the overall conduct of the Collaboration. The JSC shall have decision-making authority with respect to the matters within its purview to the extent expressly and as more specifically provided herein.
(b)
Composition. The JSC shall be composed of [***] representatives from each of Roche and Repare; each representative shall be of seniority and experience appropriate for service on the JSC in light of the status of the Collaboration. Each Party may replace any of its representatives on the JSC at any time with prior written notice to the other Party. Each Party shall appoint one of its representatives on the JSC to act as a co-chairperson of the JSC. The responsibility for running each JSC meeting will alternate between the JSC co-chairpersons from meeting-to-meeting, with Roche’s co-chairperson running the first meeting of the JSC. The JSC co-chairpersons (or, at the election of the applicable JSC co-chairpersons, the Alliance Managers) shall jointly prepare and circulate agendas to the JSC representatives at least [***] before each JSC meeting and shall direct the preparation of meeting minutes after each JSC meeting, which shall be circulated to all of the JSC members within [***] after such meeting and finalized upon endorsement by all JSC members. No JSC co-chairperson shall have any rights or powers greater than those of any other JSC member. Each Party shall ensure that its JSC members are under obligations of confidentiality and non-use applicable to the Confidential Information of the other Party that are at least as protective as are those set forth in Article XIII.
(c)
Meetings. The JSC shall hold an initial meeting within [***] after the Effective Date or as otherwise agreed by the Parties. During the first Calendar Year of the Term, the JSC shall meet at least [***] times, unless the JSC members agree otherwise. Thereafter, except as the JSC members may otherwise agree, the JSC shall meet at least [***] per Calendar Year outside of the P/L Sharing Period, and [***] per Calendar Year during the P/L Sharing Period, unless JSC members otherwise agree. All JSC meetings shall be conducted in person, except [***] meeting (or [***] solely with respect to the first Calendar Year of the Term) may be held by videoconference, unless otherwise determined by the JSC. Unless otherwise agreed by the Parties, all in-person JSC meetings shall be held on an alternating basis between Repare’s facilities in Cambridge, Massachusetts (or such future location as Repare’s facilities may move to) and Roche’s facilities in Basel (or such reasonable future location as Roche may indicate in the future). A reasonable number of other representatives of any Party may attend any JSC meeting as non-voting observers, as long as (i) such additional representatives are under obligations of confidentiality and non-use applicable to the Confidential Information of the other Party that are at least as protective as are those set forth in Article XIII and (ii) reasonably in advance of the applicable JSC meeting, both Parties agree on the list of non-voting observers to attend such meeting. Each Party shall be responsible for all of its own personnel and travel costs and expenses relating to participation in JSC meetings.

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(d)
Subcommittees. From time to time, the JSC may establish subcommittees to oversee particular projects or activities, as it deems necessary or advisable (each, a “Subcommittee”). Such Subcommittees shall operate under the same principles as are set forth in this Section 2.1 for the JSC, except that each Subcommittee shall consist of such number of members as the JSC determines is appropriate from time to time.
(e)
Duties. The JSC shall:
(i)
[***]:
(A)
manage the strategic direction, and oversee the implementation, of the Development of Molecules and Licensed Products in accordance with this Agreement;
(B)
provide a forum for exchanging information and facilitating discussions regarding the Development of Molecules and Licensed Products;
(C)
review, discuss, and align on the Parties’ New IST strategy;
(D)
review the budget for Ongoing Trials and Roche Trials and consolidate them into the initial Development Budget;
(E)
review and approve any proposed updates or amendments to the Development Plan and Development Budget;
(F)
serve as a forum for the Parties to discuss the transfer of Know-How (including data and information) and material, including under the Development Technology Transfer Plan and Manufacturing Technology Transfer Plan;
(G)
approve and align on a publication plan in accordance with the Pharmaceutical Research and Manufacturers of America (PhRMA) Guidelines on the Publication of Clinical Trial results and Section 13.4;
(H)
serve as a forum for dispute resolution in accordance with Section 2.2; and
(I)
perform such other duties as are specifically assigned to the JSC under this Agreement; and
(ii)
[***]:
(A)
review the initial U.S. Commercialization Plan and U.S. Commercialization Budget and any proposed updates or amendments to the U.S. Commercialization Plan and U.S. Commercialization Budget;
(B)
coordinate and conduct the accounting, reporting, reconciliation, and other related activities relating to the Development Cost Share and Profit &

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Loss Share in accordance with the terms and conditions of this Agreement, including in Exhibit B;
(C)
address financial, accounting, budgeting, reporting, and other issues that may arise in connection with the Development Cost Share and Profit & Loss Share;
(D)
review relevant FTE Costs and Out-of-Pocket Costs and other costs included in the Development Cost Share and Profit & Loss Share;
(E)
review and approve changes to reporting procedures relating to the Development Cost Share and Profit & Loss Share;
(F)
coordinate or perform the budgeting, consolidation, completion, and review of the Reports and other related financial information statements relating to the Development Cost Share and Profit & Loss Share, in accordance with the terms and conditions of this Agreement, including Exhibit B;
(G)
perform and review calculations for the reconciliation of payments, and control and perform such other accounting functions as provided in the terms and conditions of this Agreement, including Exhibit B; and
(H)
coordinate audits pursuant to Section 11.7 by Third Party audit firms, and discuss and attempt to resolve discrepancies or issues arising from such audits;
(iii)
[***]:
(A)
oversee the implementation, of the Commercialization of Licensed Products in and for the Shared Territory in accordance with this Agreement and the Co-Promotion Agreement; and
(B)
provide a forum for exchanging information and facilitating discussions regarding the Commercialization of Licensed Products in and for the Shared Territory in accordance with this Agreement and the Co-Promotion Agreement; and
(iv)
[***]:
(A)
provide a forum solely for exchanging information and facilitating discussions regarding the Development of Molecules and Licensed Products.
Section 2.2
Decision Making. During the JSC Term:
(a)
Subcommittees; Referral to JSC. All decisions of any Subcommittee shall be made by unanimous vote, with each Party’s representatives collectively having one (1) vote, and shall be set forth in minutes approved by both Parties. Upon [***] prior written notice, any Party may convene a special meeting of a Subcommittee for the purpose of resolving any failure to reach agreement on a matter within the scope of the authority and responsibility of such Subcommittee. If a Subcommittee is unable to reach agreement on any matter so referred to it

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for resolution by one or both Parties within [***] after the matter is so referred to it, such matter shall be referred to the JSC for resolution.
(b)
JSC. All decisions of the JSC shall be made by unanimous vote, with each Party’s representatives collectively having one (1) vote, and shall be set forth in minutes approved by both Parties. Upon [***] prior written notice, any Party may convene a special meeting of the JSC for the purpose of resolving any failure to reach agreement on a matter within the scope of the authority and responsibility of the JSC.
(c)
Referral to Executive Officers. If there is a Major Misalignment and the JSC is unable to reach agreement on such Major Misalignment within [***] after the matter is so referred to it, such matter shall be referred to the Executive Officers for resolution.
(d)
Decision-Making Authority. If the Executive Officers are unable to resolve a Major Misalignment within [***], or if the JSC is unable to agree on any other matter within the scope of the authority and responsibility of the JSC, then, subject to Section 2.2(e) and Section 2.3, (i) Repare shall have the right to decide such unresolved matter to the extent it relates to [***], and (ii) Roche shall have the right to decide any other such unresolved matter, [***].
(e)
Limitations on Decision-Making Authority. Notwithstanding anything to the contrary in this Agreement, (i) neither the JSC nor any Subcommittee will have any authority to (A) resolve any dispute involving the breach or alleged breach of this Agreement, (B) amend, modify, or waive the terms of this Agreement or any other agreement between the Parties, or (C) alter, increase, decrease, expand, or waive compliance by a Party with a Party’s obligations under this Agreement; (ii) [***]; and (iii) neither Party shall have the right to finally resolve a dispute pursuant to Section 2.2(d):
(A)
in a manner that excuses such Party from any of its obligations specifically enumerated under this Agreement;
(B)
in a manner that negates any consent rights or other rights specifically allocated to the other Party under this Agreement;
(C)
to resolve any dispute involving the breach or alleged breach of this Agreement;
(D)
to resolve a matter if the provisions of this Agreement (other than Section 2.2(a) or Section 2.2(b)) specify that unanimous or mutual agreement of the Parties or the JSC, or consent of the other Party (including the other Party’s JSC members), is required for such matter;
(E)
in a manner that would require the other Party to perform any act that is inconsistent with any Law or would breach any obligation to any Third Party;
(F)
to determine whether or not a milestone event has been achieved under this Agreement; or

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(G)
[***], otherwise expand a Party’s rights or reduce or increase a Party’s obligations under this Agreement or the Co-Promotion Agreement (including by amending the Development Plan, U.S. Commercialization Plan, or Co-Promotion Agreement to assign to the other Party any Development, Manufacture, or Commercialization activities that such other Party has not agreed to perform or unilaterally determining whether any given cost qualifies as a Worldwide Development Cost or U.S. Commercialization Cost, or should otherwise be shared by the Parties).
Section 2.3
Scope of Governance. Notwithstanding the creation of the JSC, each Party will retain the rights, powers, and discretion granted to it under this Agreement, and the JSC will not be delegated or vested with rights, powers, or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. Issues to be formally decided by the JSC in relation to this Agreement are only those specific issues that are expressly provided in this Agreement to be decided by the JSC.
Section 2.4
Alliance Managers. Each Party shall appoint one (1) representative to serve as an alliance manager (“Alliance Manager”) responsible for being the primary point of contact between the Parties with respect to the Collaboration. The Alliance Managers shall attend JSC and Subcommittee meetings, as necessary, as non-voting observers. Nothing herein shall prohibit a Party from appointing its Alliance Manager as a member of the JSC or any Subcommittee.
Section 2.5
Expiration of the JSC. The JSC shall be dissolved on the earlier of (a) the later of [***] or (b) [***], subject to the reporting obligations in Section 5.1(g) and Section 8.2 (the period beginning on the Effective Date and ending on such date, the “JSC Term”).
Section 2.6
Potential Change of Control. If Repare decides to engage in a process to enter into a transaction with a Third Party that would lead to a Change of Control with regard to Repare, [***].
Article 3

Article III
P/L Sharing Opt-In and Termination

Section 3.1
P/L Sharing Opt-In.
(a)
P/L Sharing Opt-In Right. Repare shall have the right, with regard to Licensed Product(s) containing the Lead Molecule, (the “P/L Sharing Opt-In Right”) to elect that (i) the Parties share Worldwide Development Costs and U.S. Development Costs in accordance with the Development Cost Share, (ii) Repare may opt in to participate in the Commercialization of Licensed Products in the U.S. Territory in accordance with Article IV and Article VIII, and (iii) the Parties share in and bear Operating Profits or Losses with respect to such Licensed Products for U.S. Administration in accordance with the Profit & Loss Share outlined in Exhibit B.
(b)
Updated Opt-In Development Plan and Opt-In Development Budget; P/L Sharing Opt-In Right Exercise. Roche shall notify Repare [***] no later than [***] prior to such anticipated date. If Repare believes that it may intend to exercise the P/L Sharing Opt-In Right, it shall notify Roche in writing at least [***] prior to such anticipated date [***], and Roche

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shall, [***] thereafter, submit to the JSC an updated Development Plan (the “Opt-In Development Plan”) and Opt-In Development Budget. The JSC shall meet [***] after receipt of such Opt-In Development Plan and Opt-In Development Budget to consider and discuss Repare’s comments on such Opt-In Development Plan and Opt-In Development Budget, if any, in good faith prior to approving the Opt-In Development Plan and Opt-In Development Budget reasonably in advance [***]. Thereafter, Repare may exercise the P/L Sharing Opt-In Right (in Repare’s sole discretion) by providing Roche with written notice of such exercise at any time during the P/L Sharing Opt-In Period. If Repare timely exercises the P/L Sharing Opt-In Right, then Roche shall provide Repare with an Updated Opt-In Development Budget at least [***] each Calendar Year during the P/L Sharing Period until [***] for the first Licensed Product containing the Lead Molecule for [***], unless the P/L Sharing Period is terminated prior to such date.
(c)
Effect of P/L Sharing Opt-In Right Exercise. Upon any timely exercise by Repare of the P/L Sharing Opt-In Right, the P/L Sharing Period will commence and, for the duration of the P/L Sharing Period, (i) the Parties will share Worldwide Development Costs and U.S. Development Costs in accordance with the Development Cost Share, (ii) Repare will have the right to exercise the Co-Promotion Opt-In Right to participate in the Commercialization of Licensed Products in the U.S. Territory in accordance with Article IV and Article VIII, and (iii) the Parties will share in and bear Operating Profits or Losses in the Shared Territory with respect to Licensed Products containing the Lead Molecule in accordance with the Profit & Loss Share outlined in Exhibit B, and Roche shall continue to pay royalties (A) in the ROW Territory on sales of Licensed Products containing the Lead Molecule and (B) worldwide on sales of Licensed Products that do not contain the Lead Molecule, in each case ((A) and (B)) in accordance with Section 11.3.
Section 3.2
Termination of P/L Sharing Period; Expiration of P/L Sharing Period.

If Repare has timely exercised the P/L Sharing Opt-In Right, then:

(a)
Termination for Opt-Out Trigger. If an Opt-Out Trigger occurs at any time during the P/L Sharing Period, then Repare shall have the right, [***] after the date of such Opt-Out Trigger, to elect to terminate the P/L Sharing Period and to (i) opt out of the sharing of Worldwide Development Costs, U.S. Development Costs, and Operating Profits or Losses under this Agreement and (ii) forfeit its Co-Promotion Opt-In Right, by providing written notice to Roche (such notice, a “Repare P/L Sharing Termination Notice”). If an Opt-Out Trigger described in Section 1.87(b) or Section 1.87(c) occurs, and Repare does not provide Roche with a Repare P/L Sharing Termination Notice [***] after the date of such Opt-Out Trigger, then Roche shall continue to provide Repare with an Updated Opt-In Development Budget at least once each Calendar Year during the P/L Sharing Period [***], unless the P/L Sharing Period is terminated prior to such date.
(b)
[***].
(c)
Termination for Material Breach. Roche shall have the right to terminate the P/L Sharing Period if Repare materially breaches its obligations to share Worldwide Development Costs, U.S. Development Costs, and net losses under Operating Profits or Losses

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during the P/L Sharing Period, if Repare has not cured such material breach within [***] after the date of Roche’s written notice such breach (the “P/L Sharing Cure Period”), which notice shall describe such breach in reasonable detail. If Repare has a bona fide dispute as to whether such breach occurred or has been cured, it will so notify Roche, and the expiration of the P/L Sharing Cure Period shall be tolled until such dispute is resolved pursuant to Section 18.1 or Section 18.2, as applicable. Upon a determination of breach or failure to cure, Repare may have the remainder of the P/L Sharing Cure Period to cure such breach. Unless Repare has cured its material breach prior to the expiration of such P/L Sharing Cure Period, Roche may terminate the P/L Sharing Period pursuant to this Section 3.2(c) within [***] after the end of the P/L Sharing Cure Period, in lieu of exercising any right it may have to terminate this Agreement for such breach pursuant to Section 16.2(b), by giving written notice to Repare (such notice, a “Roche P/L Sharing Termination Notice”).
(d)
Expiration for Drop in Sales. The P/L Sharing Period shall expire if, after [***], the U.S. Territory Annual Net Sales of all Licensed Products in any given Calendar Year fall below [***] of the U.S. Territory Annual Net Sales of all Licensed Products in any of the previous Calendar Years. If such sales drop has occurred during a given Calendar Year, Roche shall so notify Repare during the first Calendar Quarter of the following Calendar Year (such notice, a “P/L Sharing Expiration Notice”).
(e)
P/L Sharing End Date. The P/L Sharing Period shall end [***] (the applicable such date, the “P/L Sharing End Date”).
(f)
Effects of Repare P/L Sharing Termination Notice; Roche P/L Sharing Termination Notice; P/L Sharing Expiration Notice.
(i)
The Co-Promotion Opt-in Period will end on the date on which (A) a Repare P/L Sharing Termination Notice is given by Repare; (B) a Roche P/L Sharing Termination Notice is given by Roche; or (C) a P/L Sharing Expiration Notice is given by Roche.
(ii)
Within [***] after (A) Repare provides Roche with a Repare P/L Sharing Termination Notice, (B) Roche provides Repare with a Roche P/L Sharing Termination Notice, or (C) a P/L Sharing Expiration Notice is given by Roche, Repare shall provide to Roche a reasonably detailed summary of Development activities performed by Repare under the Collaboration, including any Clinical Trials committed but not yet Completed as of such date.
(g)
Effects of P/L Sharing End Date. Effective as of the P/L Sharing End Date:
(i)
the P/L Sharing Period shall irreversibly terminate;
(ii)
Roche shall be solely responsible for all Worldwide Development Costs and U.S. Development Costs and shall solely receive and bear all Operating Profits or Losses incurred after the P/L Sharing End Date, except as provided in this Section 3.2(g);
(iii)
Repare shall cease to incur any further Worldwide Development Costs, U.S. Development Costs, or Operating Profits or Losses, except as approved by Roche;

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(iv)
the Co-Promotion Period shall terminate, and Section 4.3 shall apply with regard to the effects of such termination of the Co-Promotion Period;
(v)
within [***] after the P/L Sharing End Date, Repare shall provide to Roche a reasonably detailed accounting of all Worldwide Development Costs, U.S. Development Costs, and Operating Profits or Losses incurred by Repare under the Collaboration prior to the P/L Sharing End Date for the purpose of calculating a final reconciliation of shared costs through the P/L Sharing End Date in accordance with Exhibit B;
(vi)
within [***] after the P/L Sharing End Date, Repare shall provide to Roche an update to the summary provided pursuant to Section 3.2(f)(ii);
(vii)
from and after the P/L Sharing End Date, Roche shall pay Repare milestone payments in accordance with Section 11.2(a)(ii), [***];
(viii)
from and after the P/L Sharing End Date, Roche shall pay Repare milestones in accordance with Section 11.2(b)(i), [***]; and
(ix)
from and after the P/L Sharing End Date, Roche shall pay Repare royalties on U.S. Territory Annual Net Sales of all Licensed Products containing the Lead Molecule in accordance with Section 11.3(a)(ii), and, in order to compensate Repare for the interim costs borne by Repare during the P/L Sharing Period, effective as of the P/L Sharing End Date, each of the royalty rates set forth in Section 11.3(a)(ii) shall be [***] during the Royalty Term until Roche has repaid (A) if the P/L Sharing End Date resulted from a Repare P/L Sharing Termination Notice, [***], or (B) if the P/L Sharing End Date resulted from a Roche P/L Sharing Termination Notice based on an uncured material breach of Repare’s obligations to share Worldwide Development Costs, U.S. Development Costs, and net losses under Operating Profits or Losses during the P/L Sharing Period, [***], of Repare’s share of the Worldwide Development Costs, U.S. Development Costs, and net losses (solely to the extent the aggregate amount of Operating Profits or Losses during the P/L Sharing Period until the P/L Sharing End Date is a net loss) under Operating Profits or Losses, [***].
Article 4

Article IV
Co-Promotion Opt-In and Termination

This Article IV shall only apply if Repare has (a) timely exercised its P/L Sharing Opt-In Right and (b) the P/L Sharing Period has not been terminated or expired.

Section 4.1
Co-Promotion Opt-In.
(a)
Co-Promotion Opt-In Right. Repare shall have the right to elect that Repare participate in the Commercialization of Licensed Products containing the Lead Molecule in the Shared Territory in accordance with Article VIII and the Co-Promotion Agreement (the “Co-Promotion Opt-In Right”).

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(b)
Negotiation of Co-Promotion Agreement; Updated Commercialization Plan and Commercialization Budget. Upon [***], the Parties shall initiate the good faith negotiation of a co-promotion agreement outlining the Parties’ respective Commercialization activities with respect to Licensed Products containing the Lead Molecule in the Shared Territory and reflecting the co-promotion principles outlined in Exhibit D (the “Co-Promotion Agreement”). Such negotiations shall be completed within [***]. Upon [***], Roche shall submit to the JSC an updated (or, if such [***] for any Licensed Product containing the Lead Molecule, an initial) U.S. Commercialization Plan and U.S. Commercialization Budget. The JSC shall meet to consider and discuss Repare’s comments on such U.S. Commercialization Plan and U.S. Commercialization Budget, if any, in good faith prior to approving such U.S. Commercialization Plan and U.S. Commercialization Budget.
(c)
Exercise of Co-Promotion Opt-In Right. Repare may exercise the Co-Promotion Opt-In Right (in Repare’s sole discretion) by providing Roche with written notice of such exercise at any time during the Co-Promotion Opt-In Period.
(d)
Effect of Co-Promotion Opt-In Exercise. If Repare has timely exercised the Co-Promotion Opt-In Right, the Co-Promotion Period will commence and, for the duration of the Co-Promotion Period, Repare will participate in the Commercialization of Licensed Products containing the Lead Molecule in the Shared Territory in accordance with the Co-Promotion Agreement.
Section 4.2
[***].
Section 4.3
Termination of Co-Promotion Period; Expiration of Co-Promotion Period.

If Repare has timely exercised the Co-Promotion Opt-In Right, then:

(a)
Termination for Convenience. At any time during the Co-Promotion Period, Repare shall have the right to terminate the Co-Promotion Period and the Co-Promotion Agreement by giving written notice to Roche (such notice, a “Repare Co-Promotion Termination Notice”).
(b)
[***].
(c)
Termination for Material Breach. Roche shall have the right to terminate the Co-Promotion Period if Repare materially breaches its obligations under the Co-Promotion Agreement, including a material failure to recruit and have trained its field force prior to commercial launch of a Licensed Product containing a Lead Molecule for [***] in the Shared Territory in accordance with the requirements of the Co-Promotion Agreement, if Repare has not cured such material breach within [***] after the date of Roche’s written notice such breach (the “Co-Promotion Cure Period”), which notice shall describe such breach in reasonable detail. If Repare has a bona fide dispute as to whether such breach occurred or has been cured, it will so notify Roche, and the expiration of the Co-Promotion Cure Period shall be tolled until such dispute is resolved pursuant to Section 18.1 or Section 18.2, as applicable. Upon a determination of breach or failure to cure, Repare may have the remainder of the Co-Promotion Cure Period to cure such breach. Unless Repare has cured its material breach prior to the expiration of such

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Co-Promotion Cure Period, Roche may terminate the Co-Promotion Period pursuant to this Section 4.3(c) within [***] after the end of the Co-Promotion Sharing Cure Period, in lieu of exercising any right it may have to terminate this Agreement for such breach pursuant to Section 16.2(b), by providing a Roche Co-Promotion Termination Notice to Repare.
(d)
Expiration Notice for Lack of Sales; End of P/L Sharing Period. The Co-Promotion Period shall irreversibly expire at the earliest of (i) [***], (ii) [***], (iii) the P/L Sharing End Date (if any), or (iv) the expiration or termination of this Agreement. Roche shall notify Repare [***] in which (i) or (ii) occurred (the “Co-Promotion Expiration Notice”).
(e)
Co-Promotion End Date. The Co-Promotion Period shall end effective (i) [***] after Roche’s receipt of a Repare Co-Promotion Termination Notice or Repare’s receipt of a Roche Co-Promotion Termination Notice, (ii) [***] if Roche provides Repare with a Co-Promotion Expiration Notice in accordance with Section 4.3(d), (iii) the P/L Sharing End Date, or (iv) the expiration or termination of this Agreement (the applicable such date, the “Co-Promotion End Date”).
(f)
Effects of Co-Promotion Termination Notice and Co-Promotion Expiration Notice:
(i)
Within [***] after Repare provides Roche with a Repare Co-Promotion Termination Notice or Roche provides Repare with a Roche Co-Promotion Termination Notice, or Roche provides Repare with a Co-Promotion Expiration Notice, Repare shall provide to Roche a reasonably detailed summary of Commercialization activities performed by Repare under the Collaboration.
(ii)
After Repare provides Roche with a Repare Co-Promotion Termination Notice or Roche provides Repare with a Roche Co-Promotion Termination Notice, or Roche provides Repare with a Co-Promotion Expiration Notice, Repare shall undertake, and coordinate with Roche with respect to, any wind-down or transitional activities reasonably necessary to transfer to Roche all Commercialization responsibility for the Licensed Products throughout the Shared Territory, at Repare’s sole expense, and Repare shall use Commercially Reasonable Efforts to complete such activities before the Co-Promotion End Date; except that the Parties shall reasonably cooperate in seeking to minimize the costs of such wind-down or transitional activities.
(g)
Effects of Co-Promotion End Date. Effective as of the Co-Promotion End Date:
(i)
the Co-Promotion Period shall irreversibly terminate;
(ii)
neither Party shall have any further obligations under the U.S. Commercialization Plan or the Co-Promotion Agreement, but Roche shall remain subject to its diligence obligations under Section 9.2(b);
(iii)
Roche shall be solely responsible for Commercialization activities in the Territory;

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(iv)
Repare shall cease to conduct any further Commercialization activities (including marketing activities) with respect to any Licensed Product and cease to have any obligations to use Commercially Reasonable Efforts to Commercialize any Licensed Product;
(v)
within [***] after the Co-Promotion End Date, Repare shall provide to Roche an update to the summary provided pursuant to Section 4.3(f)(ii) above.
Article 5

Article V

Development

Section 5.1
Development of Licensed Products.
(a)
Development Plan.
(i)
Except for Ongoing ISTs, New ISTs, and Repare Trials, which shall not be included in the Development Plan, Development of Licensed Products shall be governed by the Development Plan, which shall set forth Development activities to be undertaken with respect to the Licensed Products and in the Territory, along with anticipated timelines for such activities, and which, during the P/L Sharing Period, shall include an annual budget of Worldwide Development Costs and U.S. Development Costs pursuant to Section 5.1(b), as well as a non-binding good faith estimate budget of such costs for [***] years (“Development Budget”). After the earlier of (A) expiration of the JSC Term, or (B) expiration of the P/L Sharing Opt-In Period, if Repare has not timely exercised its P/L Sharing Opt-In Right, subject to Section 9.2, Roche shall be solely responsible for the Development Plan and all decisions associated with it.
(ii)
The Development Plan is attached to this Agreement as Exhibit A.
(iii)
During the JSC Term (but not after the expiry of the P/L Sharing Opt-In Period if Repare has not timely exercised its P/L Sharing Opt-In Right), the JSC will update the Development Plan at least [***] in each Calendar Year prior [***] in any country. In addition, either Party may reasonably request at any time that the JSC consider and approve other updates to the Development Plan.
(iv)
Except as otherwise unanimously agreed by the Parties, (A) except as set forth in Article VII with respect to regulatory matters, Repare shall be responsible for the Ongoing Trials, Ongoing ISTs, and Repare Trials and (B) Roche shall be responsible for conducting all Development activities for the Licensed Products other than Ongoing Trials, Repare Trials, and Ongoing ISTs.
(v)
Repare shall coordinate and cooperate with Roche to provide updates and transfer the data and information related to Ongoing Trials and Ongoing ISTs in a timely manner, in each case as set forth in the Development Technology Transfer Plan. Repare shall have the right to control all patient management decisions and study conduct with respect to each Ongoing Trial and each Ongoing IST.

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(vi)
A safety management plan shall be agreed between Roche, Repare, and CROs working on behalf of Repare with respect to Ongoing Trials to clearly outline roles and responsibilities regarding safety on the studies prior to the IND Transfer Date. From and after the IND Transfer Date:
(A)
Roche shall be responsible for managing safety reporting with respect to Molecules and Licensed Products to Regulatory Authorities (except with respect to Ongoing Trials in Canada, the United Kingdom, and Denmark), and for Regulatory Interactions, in each case in accordance with Article VII and the Pharmacovigilance Agreement;
(B)
Repare shall continue to be responsible for operationalization of the Ongoing Trials until Completion of such Ongoing Trials, and for the support of Ongoing ISTs until Repare notifies Roche that such Ongoing ISTs have been completed and all serious adverse event data arising from such Ongoing ISTs (if any) has been transferred to Roche in accordance with the Pharmacovigilance Agreement, and for the transfer of Clinical Trial data and final reports from such Clinical Trials to Roche, and will collaborate with Roche to ensure regulatory obligations with respect to such Clinical Trials are fulfilled;
(C)
Repare shall continue to own the Clinical Trial Applications, if applicable, for Ongoing Trials;
(D)
Repare shall not materially amend its contracts with CROs, vendors, and other Third Party Clinical Trial service providers with respect to Ongoing Trials, without consulting Roche;
(A)
Repare shall transfer the safety databases for all Ongoing Trials to Roche, which transfer shall be completed in accordance with the Development Technology Transfer Plan;
(B)
Repare and Roche shall exchange individual case safety reports and all required data, in each case with respect to Molecules and Licensed Products, as outlined in Schedule 5.1(a)(vi)(F) to assess benefit-risk and prepare periodic reports as per the Pharmacovigilance Agreement;
(C)
Repare shall ensure that Roche is provided with all regulatory documents pertaining to Ongoing Studies and Ongoing ISTs for submission to FDA;
(D)
Repare will collaborate and consult with Roche [***], for the ATTACC expansion cohorts [***];
(E)
Roche will receive clinical data from Repare as defined in the Development Technology Transfer Plan to support regulatory documentation writing and Regulatory Interactions with respect to Licensed Products;
(F)
Roche will be accountable for safety of Licensed Products and will be the final decision maker for safety related matters as global safety database holder, in each case in accordance with the Pharmacovigilance Agreement. For avoidance of doubt, Roche may

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discuss with Repare if any study specific Dear Investigator Letter (DIL) is needed with respect to any Clinical Trial of any Licensed Product and Roche would be the final decision maker on whether such a DIL is required per Roche process. Roche will submit DILs to the FDA and would share DIL and communication plans with Repare for submission to applicable Regulatory Authorities and distribution to investigators.
(b)
Development Budget. By [***], Roche shall provide Repare with an initial development budget (“Initial Development Budget”) setting forth a non-binding good faith estimate of the Worldwide Development Costs and U.S. Development Costs for the Development of Licensed Products, including an estimate specifically covering the period up to [***]. Until the earlier of (i) expiration of the JSC Term, or (ii) expiration of the P/L Sharing Opt-In Period, if Repare has not timely exercised its P/L Sharing Opt-In Right, (A) the JSC will update the Development Budget each Calendar Year at a meeting of the JSC sufficiently in advance of the next Calendar Year so as to provide the Parties with an opportunity to budget accordingly, but in any event no later than [***] of each Calendar Year during the Term and (B) in addition, either Party may request at any time that the JSC consider and approve other material updates to the Development Budget. Thereafter, subject to Section 9.2, Roche shall be solely responsible for the Development Budget and all decisions associated with it.
(c)
New ISTs. If either Party desires that a New IST be conducted, then, except as otherwise agreed by the Parties, such New IST must be in line with the JSC-approved New IST strategy. Except as otherwise unanimously agreed by the JSC, Roche will be the New IST Contracting Party for each New IST. Engagement of each New IST Sponsor to conduct any New IST is subject to the following (except as otherwise mutually agreed by the Parties):
(i)
The New IST Contracting Party shall obligate the New IST Sponsor to agree in writing to assign to such New IST Contracting Party ownership of, or grant to such New IST Contracting Party an exclusive, royalty-free, fully-paid, worldwide, perpetual, and irrevocable license (with the right to grant sublicenses through multiple tiers) to, any Know-How and related intellectual property rights (including Patents) arising under its agreement with such New IST Sponsor to the extent related to the Development, Manufacture, or Commercialization of any Molecule or Licensed Product, and such New IST Contracting Party shall structure such assignment or exclusive license so as to enable such New IST Contracting Party to license or sublicense such New IST Sponsor Know-How and other intellectual property rights to the other Party pursuant to the applicable provisions of this Agreement (including permitting such other Party to grant further sublicenses);
(ii)
During the P/L Sharing Period, Roche shall notify Repare of the execution of any such agreement with any New IST Sponsor and, if requested, shall provide Repare with a copy of such agreement; and
(iii)
The New IST Contracting Party shall require each New IST Sponsor to whom the New IST Contracting Party discloses any of the other Party’s Confidential Information to enter into a written agreement obligating such New IST Sponsor to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than are the obligations set forth in Article XIII, including requiring such New IST Sponsor to

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agree in writing not to issue any Publications except in compliance with the terms of this Agreement (except that Publications by academic collaborators shall be permitted if the academic collaborator (A) provides an advance copy of the proposed Publication under the time periods as described in Section 13.4(a), which may be shared with the other Party, (B) agrees to delay such Publication sufficiently long enough to permit the timely preparation and filing of a patent application, and (C) upon the request of the other Party, removes from such Publication any Confidential Information of such other Party).
(d)
Repare Trials.
(i)
Within [***] after the Effective Date, the Parties shall negotiate in good faith and enter into an agreement governing the Parties’ rights and obligations with respect to Repare Trials, [***] (such data, “Repare Trial Data,” and such agreement, the “Repare Trial Collaboration Agreement”). To the extent there is any conflict between the terms of any executed Repare Trial Collaboration Agreement and the terms of this Agreement, the Repare Trial Collaboration Agreement shall control with respect to the rights and obligations of the Parties with respect to Repare Trials. However, no failure by the Parties to enter into a Repare Trial Collaboration Agreement will limit Repare’s right to conduct Repare Trials in accordance with the terms of this Agreement.
(ii)
The design of the first Repare Trial is attached to this Agreement in Schedule 5.1(d)(ii). Following the completion of the first Repare Trial, Repare shall provide Roche with [***]. If Repare desires to conduct any other Repare Trial, then Repare shall present such proposed new Repare Trial to Roche, including a synopsis of the proposed Repare Trial, the proposed enrollment criteria, the requirements for the Lead Molecule and the Licensed Product containing the Lead Molecule, the number of patients to be included, the endpoints to be measured, and the statistical design and powering, as well as a proposed timeline, and shall discuss such proposal with Roche in good faith. Except as set forth in Section 5.1(d)(iii), if the Parties are unable to agree on whether Repare may conduct a given Repare Trial, or the design of a given Repare Trial, then Repare shall have the final say on the conduct and design of such Repare Trial.
(iii)
If Roche does not wish Repare to conduct a given Repare Trial because Roche has a reasonable, good faith concern that such Repare Trial raises safety concerns which may impact the Lead Molecule or the Licensed Product containing the Lead Molecule negatively in terms of safety or labelling, then, at Repare’s request, the Parties agree to raise the matter to the JSC. If the JSC is unable to reach agreement on such safety concern within [***] after the matter is so referred to it, such matter shall be referred to the Executive Officers for resolution pursuant to Section 2.2(c). If the Executives are unable to resolve the issue [***], the Parties shall submit such matter to [***]. Within [***] following any such request for [***], each of Repare and Roche shall [***].
(iv)
Roche shall supply Repare, at Repare’s request, with the Lead Molecule and the Licensed Product containing the Lead Molecule in quantities reasonably required for the Repare Trials and Repare shall reimburse Roche for such supply at Roche’s Manufacturing Cost. Except as otherwise agreed by the Parties, Roche will supply the amounts requested in the formulation being actively Developed and Manufactured by or on behalf of Roche (“Roche

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Formulation”). If Repare requests Licensed Products in a formulation not being actively Developed and Manufactured by or on behalf of Roche, Roche shall supply Repare with non-formulated Lead Molecule.
(v)
Notwithstanding anything to the contrary in this Agreement, [***].
(e)
Other [***]. If Repare desires to conduct any Clinical Trial [***] Repare may propose such Clinical Trial to Roche, and the Parties shall, in good faith, (i) discuss the design of such Clinical Trial and Roche, at its sole discretion, may decide whether or not to supply Molecules and Licensed Products for such Clinical Trials, and (ii) negotiate a collaboration agreement governing the conduct of such Clinical Trial.
(f)
General Development Principles. It is the intent of the Parties that, except with respect to Repare Trials, Development of the Licensed Products will be conducted in accordance with the following principles, except as otherwise mutually agreed by the Parties. The JSC or Executive Officers, as applicable, shall take into account and implement the following principles in their decision-making:
(i)
Regardless of the specific division of responsibility between the Parties for particular activities at any particular time, the JSC or, at the JSC’s election, the Alliance Managers shall serve as the primary conduit for sharing information, knowledge, and expertise relating to the Development of the Licensed Products and Molecules.
(ii)
Clinical Development of the Licensed Products shall be performed according to a single, integrated global program.
(g)
Coordination and Updates. During the JSC Term, at each meeting of the JSC, each Party shall provide the other Party with a written summary ([***]) updating such other Party on the status of its Development of Molecules and Licensed Products, including summaries of data associated with such activities. Following the dissolution of the JSC during the P/L Sharing Period pursuant to Section 2.5(b), Roche shall provide an annual written summary ([***]) updating Repare on (i) the status of its Development of Molecules and Licensed Products (for the avoidance of doubt, including any New ISTs), including summaries of data associated with such activities, and (ii) the reasonable summary plan and budget for its Development of Molecules and Licensed Products in the following Calendar Year. Such summaries may be discussed by telephone or videoconference, as reasonably requested by Repare. Repare may reasonably request additional information regarding any information provided by Roche under this Section 5.1(g).
(h)
Costs. Except with respect to Worldwide Development Costs and U.S. Development Costs during the P/L Sharing Period (which shall be shared as set forth in Exhibit B), (i) except as may be set forth in any executed Repare Trial Collaboration Agreement, Repare shall be responsible for all costs and expenses incurred by Repare in conducting any Ongoing Trial, Ongoing IST, or Repare Trial and (ii) except with respect to Ongoing Trials, Ongoing ISTs, and Repare Trials, Roche shall be responsible for all costs and expenses incurred by either Party in conducting any Development of any Molecule or Licensed Product, and shall reimburse Repare for all FTE Costs and Out-of-Pocket Costs incurred by Repare in conducting any

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Development activities assigned to Repare in the Development Plan, in each case within [***] after receipt of any invoice therefor.
Section 5.2
Records; Technology Transfer.
(a)
Maintenance of Records. Each Party shall maintain in all material respects, and shall require its Affiliates, Licensee Partners, and Third Party Contractors to maintain in all material respects, complete and accurate records of all Development work conducted in furtherance of the Collaboration and all material results, data, and developments made in conducting such activities. Such records shall be complete and accurate and shall fully and properly reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall require the applicable study sites to maintain original source documents from Clinical Trials of the Licensed Products for at least [***] (or such longer period as is commercially reasonable under the circumstances, taking into account maintenance requirements under applicable Law) following completion of the Development activities undertaken by such Party or any of its Affiliates, Licensee Partners, or Third Party Contractors.
(b)
Access. Each Party, upon reasonable written request of the other Party (which the Parties agree generally will not occur more than [***] per Calendar Year) and at the other Party’s expense, shall provide the other Party access to the records maintained in accordance with Section 5.2(a) for the other Party to perform any of its obligations or exercise any of its rights under this Agreement; except that nothing in this Section 5.2(b) shall require Repare to provide, or permit Roche to obtain, access to any Repare Trial Data.
(c)
Development Technology Transfer. Following the Effective Date, each Party shall use Commercially Reasonable Efforts to perform the obligations assigned to such Party in the Development Technology Transfer Plan, including the transfer of the specified Repare Know-How (for the avoidance of doubt, including clinical data included in the definition of Repare Know-How), material, the Existing IND, and Regulatory Documentation for each Molecule and Licensed Product by Repare to Roche, in accordance with the applicable timelines and method and format requirements set forth in such plan. In addition, at Roche’s reasonable request, following such transfer, Repare shall provide reasonable assistance, including making its personnel reasonably available for meetings or teleconferences to answer questions and provide technical support to Roche, at no additional cost to Roche, with respect to such transferred Know-How. It is understood and agreed that there may be additional Repare Know-How (for the avoidance of doubt, including clinical data included in the definition of Repare Know-How) and materials that are not identified in the Development Transfer Plan but are identified after the Effective Date, or are not existing on the Effective Data but are generated by Repare after the Effective Date. Repare shall transfer such additional Repare Know-How (for the avoidance of doubt, including clinical data included in the definition of Repare Know-How) and material to Roche upon Roche’s reasonable request and at Roche’s expense.
(d)
Data Privacy. The Parties will enter into any necessary agreement(s) under applicable data privacy laws (such as a data transfer agreement) when required by applicable

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Law. The terms of each such agreement will be agreed upon by the Parties when the requirement to enter into such agreement has been confirmed by the Parties.
Article 6

Article VI

Manufacture and Supply

Section 6.1
Manufacturing Responsibility. Following the transfer of Manufacturing Technology to Roche in accordance with Section 6.3, Roche shall be responsible for Manufacturing, or having Manufactured by its designee, all supply of Molecules and Licensed Products, including drug product manufacturing and processing, filling, packaging, labeling, shipping and storage of Molecules and Licensed Products for all Clinical Trials (except Ongoing Trials and Ongoing ISTs) and for Commercialization of Licensed Products.
Section 6.2
Manufacturing Costs. Except with respect to applicable Manufacturing Costs that will be shared as set forth in Exhibit B during the P/L Sharing Period, Roche shall be solely responsible for all costs and expenses incurred by Roche in Manufacturing Licensed Products, except as may be otherwise provided in any executed Repare Trial Collaboration Agreement for Repare Trials.
Section 6.3
Transfer of Manufacturing Technology. Repare shall, at its own cost, transfer, or have transferred, to Roche or its designee the Manufacturing Technology specified in the Manufacturing Technology Transfer Plan in accordance with the terms of such plan, and shall use Commercially Reasonable Efforts to complete the other activities assigned to it in such plan within the timelines set forth therein.
Article 7

Article VII

Regulatory Matters

Section 7.1
Responsibility. Starting from the IND Transfer Date, Roche shall be the sole decision maker for all regulatory matters associated with Licensed Products (except with respect to Repare Trials), including decisions on the Licensed Product labels and investigator brochures. Roche will be the Market Authorization Holder of Licensed Products in the Territory. Roche shall be the owner of the global safety database, and therefore Territory-wide the sole decision maker for safety-related matters.
Section 7.2
Transfer of Existing IND and Other Regulatory Documentation. Repare shall, pursuant to the Development Technology Transfer Plan, assign to Roche ownership of the Existing IND, and transfer to Roche copies of existing Regulatory Documentation, for each Molecule and Licensed Product in the Territory relating to any Ongoing Trial. In accordance with, and as specified in, the Development Technology Transfer Plan, Repare shall (a) duly execute and send to the FDA (with confirmed receipt) a letter transferring ownership of the Existing IND for Licensed Products in Repare’s Control, and deliver to Roche copies thereof and (b) execute or agree upon any necessary agreements, or amend any existing agreements, as necessary as part of such transfer.

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Section 7.3
Regulatory Interactions.
(a)
Responsibility. Until the IND Transfer Date, Repare shall, in close collaboration with Roche, lead all Regulatory Interactions with respect to Licensed Products. From and after the IND Transfer Date, except as otherwise agreed by the Parties in advance in writing, (i) Roche will (A) lead all Regulatory Interactions with respect to each New IST and Roche Trial, (B) in close collaboration with Repare, lead Regulatory Interactions with respect to Ongoing Trials and Ongoing ISTs, and (C) except as set forth in clause (ii) below, otherwise be responsible for all regulatory and reimbursement activities and obligations with respect to each Molecule and Licensed Product throughout the Territory, and (ii) Repare will, in close collaboration with Roche, lead all Regulatory Interactions with respect to each Repare Trial.
(b)
Assistance. Upon either Party’s reasonable request, the other Party shall use reasonable efforts to assist such Party with the Regulatory Interactions described in Section 7.3(a), including providing reasonable requested information and review feedback as per the requesting Party’s reasonable request to meet Governmental Authorities’ requests and deadlines. All reasonable FTE Costs and Out-of-Pocket Costs incurred by a Party in providing such assistance, to the extent in accordance with a budget agreed to by the Parties in advance in writing, shall (i) be included as U.S. Development Costs to the extent such Regulatory Interactions are with the FDA during the P/L Sharing Period or (ii) to the extent not described in clause (i), be reimbursed by the requesting Party within [***] after receipt of any invoice therefor.
(c)
Review of Regulatory Documentation; Meetings. Repare shall use Commercially Reasonable Efforts to support Roche, as reasonably requested by Roche and at Roche’s expense, in the preparation, submission, and prosecution of regulatory submissions to, and in responding to queries from, Governmental Authorities with respect to Molecules and Licensed Products. With respect to the Ongoing Trials, Repare shall work closely with Roche in connection with Regulatory Interactions and preparation of material Regulatory Documentation with respect to such Ongoing Trials. Without limiting the foregoing, Repare shall provide to Roche copies of all material drafts and final Regulatory Documentation concerning any Licensed Product in Ongoing Trials and shall reasonably consider any of Roche’s comments with respect thereto. Repare shall respond within a reasonable timeframe to all reasonable inquiries by Roche with respect to any information provided pursuant to this Section 7.3(c) (and sufficiently promptly for Roche to provide meaningful input with respect to responses to Regulatory Authorities).
Section 7.4
Pharmacovigilance. Prior to the IND Transfer Date, (a) the Parties shall enter into a pharmacovigilance agreement to enable monitoring of the safety of applicable products and to meet reporting requirements with any applicable Regulatory Authority (“Pharmacovigilance Agreement”), and (b) the Parties shall work together to transfer to Roche, in accordance with the Development Technology Transfer Plan and Pharmacovigilance Agreement, all safety databases related to the Ongoing Trials. With regard to all Clinical Trials under this Agreement, the Pharmacovigilance Agreement will outline how the Parties will collaborate by providing the required data to assess benefit-risk and in order to prepare aggregate reports in a timely manner. Until such Pharmacovigilance Agreement has been successfully executed and such safety database

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has been successfully transferred, Repare shall notify Roche of any serious adverse event with respect to any Licensed Product within [***] of Repare becoming aware of such serious adverse event and shall otherwise promptly notify Roche of any and all adverse events or other safety observations with respect to any Licensed Product.
Section 7.5
Recalls, Market Withdrawals or Corrective Actions.
(a)
In the event that any Regulatory Authority issues or requests a recall, market withdrawal, or similar action in connection with a Licensed Product in any portion of the Territory, or in the event Roche determines that an event, incident, or circumstance has occurred that may result in the need for a recall, market withdrawal, or similar action in any country in the Territory, Roche shall, within [***] after such notice or determination, advise Repare thereof. Roche shall inform Repare within [***] about Roche’s decision whether to conduct a recall, market withdrawal, or similar action in such country or portion of the Territory and the manner in which any such recall, market withdrawal, or similar action will be conducted. Each Party shall make available to the other Party, upon request, all of such Party’s (and its Affiliates’) pertinent records that such other Party may reasonably request to assist such other Party in effecting any recall, market withdrawal, or similar action.
(b)
All costs and expenses relating to a recall, market withdrawal, or similar action with respect to any Licensed Product in the Territory shall be:
(i)
outside of the P/L Sharing Period, borne solely by Roche; and
(ii)
during the P/L Sharing Period, (i) taken into account in determining the Development Cost Share if incurred with respect to a Licensed Product distributed for any Clinical Trial conducted to obtain Regulatory Approval for U.S. Administration or for both U.S. Administration and ROW Administration during the P/L Sharing Period, (ii) taken into account in determining the Profit & Loss Share if incurred with respect to a Licensed Product distributed for Commercialization in the U.S. Territory during the P/L Sharing Period, or (iii) borne solely by Roche if incurred in a country in the ROW Territory with respect to a Licensed Product that is either (1) distributed for a Clinical Trial conducted to obtain Regulatory Approval solely for ROW Administration or (2) distributed for Commercialization in such country in the ROW Territory (in each case, as, and to the extent, provided in Exhibit B).
Article 8

Article VIII

Commercialization

Section 8.1
Commercialization Responsibilities for Licensed Products.
(a)
During the Term:
(i)
Roche shall be the Market Authorization Holder for each Licensed Product throughout the Territory.

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(ii)
Roche shall book all sales of the Licensed Products in the Territory and will have the sole responsibility for the processing of orders, invoicing, terms of sale, and distribution of the Licensed Products throughout the Territory.
(iii)
Roche shall, in its sole discretion, select the trademark(s) to be used in connection with the marketing and sale of each Licensed Product in the Territory (“Product Trademark”), but Roche shall not use any Product Trademark that is confusingly similar to any house mark, or composite mark that includes a house mark, owned or licensed by Repare or any of its Affiliates. Roche shall own all Product Trademarks for any Licensed Product in the Territory.
(b)
Outside of the Co-Promotion Period:
(i)
Roche shall have the sole responsibility for, and right to carry out, Commercialization of each Licensed Product in the Territory, at its sole expense.
(c)
During the Co-Promotion Period:
(i)
Subject to the terms and conditions of this Agreement, Roche shall have the sole responsibility for, and right to carry out, Commercialization of each Licensed Product in the License Territory, at its sole expense.
(ii)
Subject to the terms and conditions of this Agreement and the Co-Promotion Agreement, Roche will have primary responsibility for all Commercialization activities for Licensed Products in and for the Shared Territory. Repare (itself or with or through any of its Affiliates or any Third Party) shall not take any action regarding the Commercialization of any Licensed Product unless such action is (A) assigned to Repare in the Co-Promotion Agreement or (B) otherwise approved by Roche.
(iii)
[***].
Section 8.2
[***].
Article 9

Article IX

Diligence

Section 9.1
Compliance with Laws. Each Party shall:
(a)
perform its obligations under this Agreement in a scientifically sound and workmanlike manner; and
(b)
carry out all work done in the course of the Development, Manufacturing, and Commercialization of Licensed Products in compliance with all applicable Laws governing the conduct of such work.
Section 9.2
Diligence Obligations.

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(a)
Each Party shall use Commercially Reasonable Efforts to perform all activities assigned to such Party in the Development Plan and, during the Co-Promotion Period, the U.S. Commercialization Plan.
(b)
Roche, directly or through one or more of its Affiliates or Licensee Partners, shall use Commercially Reasonable Efforts to Develop, seek Regulatory Approval for, and Commercialize [***].
Section 9.3
No Representation. Subject to the foregoing obligations to use Commercially Reasonable Efforts, neither Party makes any representation, warranty, or guarantee that the Collaboration will be successful, or that any other particular results will be achieved with respect to the Collaboration or any Licensed Product.
Article 10

Article X

Grant of Rights; Exclusivity

Section 10.1
License Grants.
(a)
Licenses Granted to Roche.
(i)
Subject to the terms and conditions of this Agreement, Repare hereby grants to Roche an exclusive (even as to Repare and its Affiliates, subject to Repare’s retained right to, itself or with or through any of its Affiliates or any Third Party Contractor, perform its obligations and exercise its rights under this Agreement, including (i) performing or having performed any Ongoing Trial, Ongoing IST, New IST assigned to Repare, or Repare Trial and (ii) performing any activities assigned to Repare under the Development Plan or U.S. Commercialization Plan), perpetual and irrevocable (except in the event of a termination of this Agreement, in whole or in part, in accordance with Section 16.2) right and license in the Field in the Territory, with the right to grant sublicenses as set forth in Section 10.2, under Repare’s rights in Repare Intellectual Property to (A) Develop and Manufacture Molecules, Licensed Products, and Companion Diagnostics that are specific to Licensed Products, (B) Commercialize Licensed Products, and Companion Diagnostics that are specific to Licensed Products, for ROW Administration, and (C) Commercialize Licensed Products, and Companion Diagnostics that are specific to Licensed Products, for U.S. Administration, in each case ((A)-(C)) in accordance with the terms of this Agreement.
(ii)
Subject to the terms and conditions of this Agreement, Repare hereby grants to Roche a non-exclusive right and license in the Field in the Territory, with the right to grant sublicenses as set forth in Section 10.2, under Repare’s rights in Repare Intellectual Property to (A) Develop and Manufacture Companion Diagnostics that are not specific to Licensed Products, (B) Commercialize Companion Diagnostics that are not specific to Licensed Products for ROW Administration, and (C) Commercialize Companion Diagnostics that are not specific to Licensed Products for U.S. Administration, in each case ((A)-(C)) in accordance with the terms of this Agreement.

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(b)
License Granted to Repare. Subject to the terms and conditions of this Agreement, Roche hereby grants to Repare a non-exclusive right and license in the Field in the Territory, with the right to grant sublicenses as set forth in Section 10.2, under Roche’s rights in Roche Intellectual Property to perform Repare’s obligations and exercise Repare’s rights under this Agreement, including (i) performing or having performed any Ongoing Trial, Ongoing IST, New IST assigned to Repare, or Repare Trial and (ii) performing any activities assigned to Repare under the Development Plan or U.S. Commercialization Plan.
Section 10.2
Sublicense Rights. Subject to Section 10.3, the Parties have the following sublicensing rights:
(a)
Roche.
(i)
Roche shall have the right to grant sublicenses within the scope of the licenses granted to Roche under Section 10.1(a)(i)(A), Section 10.1(a)(i)(B), Section 10.1(a)(ii)(A), and Section 10.1(a)(ii)(B) to any of its Affiliates or any Third Party.
(ii)
Prior to and during the P/L Sharing Period, Roche shall only have the right to grant sublicenses within the scope of the licenses under Section 10.1(a)(i)(C) and Section 10.1(a)(ii)(C) to any of Roche’s Affiliates and, with Repare’s prior written consent, to Third Parties.
(iii)
If Repare fails to timely exercise the P/L Sharing Opt-In Right (or notifies Roche of its intent not to exercise the P/L Sharing Opt-In Right) or if the P/L Sharing Period expires or is terminated by Roche or Repare, then, from and after the end of the P/L Sharing Opt-In Period or the P/L Sharing End Date (as applicable), Roche shall have the right to grant sublicenses within the scope of the licenses granted to Roche under Section 10.1(a)(i)(C) and Section 10.1(a)(ii)(C) to any of its Affiliates or any Third Party.
(b)
Repare. Repare shall have the right to grant sublicenses within the scope of the license granted to Repare under Section 10.1(b) to any of its Affiliates.
Section 10.3
Sublicense Requirements. Any sublicense granted by a Party pursuant to Section 10.2 shall be subject to the following:
(a)
each sublicense granted hereunder shall be consistent with the requirements of this Agreement;
(b)
such Party shall be primarily liable for any failure by any of its Affiliates or Licensee Partners to comply with all relevant restrictions, limitations, and obligations in this Agreement;
(c)
each sublicense to a Third Party must be granted pursuant to a written sublicense agreement; and
(d)
Roche shall require each Affiliate or Licensee Partner to whom Roche discloses any of Repare’s Confidential Information to be bound by obligations of confidentiality

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and restrictions on use of such Confidential Information that are no less restrictive than are the obligations set forth in Article XIII, including requiring such Affiliate or Licensee Partner to agree not to issue any Publications except in compliance with the terms of this Agreement (except that Publications by academic collaborators shall be permitted if the academic collaborator (i) provides an advance copy of the proposed Publication under the time periods as described in Section 13.4(a), which may be shared with Repare, (ii) agrees to delay such Publication sufficiently long enough to permit the timely preparation and filing of a patent application, and (iii) upon the request of Repare, removes from such Publication any Confidential Information of Repare).

In addition, Roche shall, reasonably promptly, respond to Repare’s reasonable questions and requests for information regarding any sublicense that Roche has granted under this Agreement.

Section 10.4
Third Party Contractors. Roche shall have the right, within the scope of the license granted to Roche under Section 10.1(a), and Repare shall have the right, within the scope of the license granted to Repare under Section 10.1(b), to retain any Third Party for the purpose of engaging such Third Party as a contract research organization, contract manufacturer, contract sales force, consultant, academic researcher, or the like (each, a “Third Party Contractor”) in connection with Development, Manufacturing, or Commercialization activities for any Molecule, Licensed Product, or Companion Diagnostic in accordance with this Agreement, where such activities are to be performed at the direction and control and for the sole benefit of Roche or its Affiliates, or Repare or its Affiliates, as applicable. Such retention of a Third Party Contractor is not a sublicense within the meaning of Section 10.2 but is considered an activity of Roche under the license granted under Section 10.1(a), or Repare under the license granted under Section 10.1(b), as applicable. Engagement of Third Party Contractors under this Section 10.4 is subject to the following (except as otherwise mutually agreed by the Parties):
(a)
each Party shall obligate each of its Third Party Contractors to agree in writing to assign to such Party ownership of, or grant to such Party an exclusive, royalty-free, fully-paid, worldwide, perpetual and irrevocable license (with the right to grant sublicenses through multiple tiers) to, any Know-How and related intellectual property rights (including Patents) arising under its agreement with such Third Party to the extent related to the Development, Manufacture, or Commercialization of any Molecule or Licensed Product, and such Party shall structure such assignment or exclusive license so as to enable such Party to license or sublicense such Third Party inventions to the other Party pursuant to the applicable provisions of this Agreement (including permitting such other Party to grant further sublicenses);
(b)
each Party shall require each Third Party Contractor to whom such Party discloses any of the other Party’s Confidential Information to enter into a written agreement obligating such Third Party Contractor to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than are the obligations set forth in Article XIII, including requiring such Third Party Contractor to agree in writing not to issue any Publications except in compliance with the terms of this Agreement (except that Publications by academic collaborators shall be permitted if the academic collaborator (i) provides an advance copy of the proposed Publication under the time periods as described in Section 13.4(a), which may be shared with the other Party, (ii) agrees to delay such Publication sufficiently long enough to permit the timely preparation and filing of a patent

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application, and (iii) upon the request of the other Party, removes from such Publication any Confidential Information of such other Party).
Section 10.5
Affiliates. Each Party may exercise its rights and perform its obligations under this Agreement itself or through any of its Affiliates. Each Party shall be primarily liable for any failure by any of its Affiliates to comply with all relevant restrictions, limitations, and obligations in this Agreement.
Section 10.6
Repare Cost Share Third Party Agreements. Notwithstanding anything in this Agreement to the contrary, in the event that Repare enters into an agreement or arrangement following the Effective Date under which Repare or any of its Affiliates acquires Control of any Patent or Know-How that would be Repare Intellectual Property licensed to Roche hereunder, then, to the extent permitted under any confidentiality obligations related to such agreement or arrangement, Repare shall, within [***] after the effective date of such agreement or arrangement, provide Roche with a written notice of such agreement or arrangement and copies of (a) such agreement or arrangement, which may be redacted with respect to information not necessary to determine the obligations, limitations, and conditions to which Roche would be subject pursuant to the terms of such agreement or arrangement if such Patent or Know-How were deemed to be Repare Intellectual Property hereunder, (b) each unpublished patent application within such Patent(s), and (c) a summary of relevant scientific data regarding such Patent(s) or Know-How in Repare’s possession and Control. Any such Patent(s) or Know-How in-licensed by Repare are hereby deemed not to be part of the Repare Intellectual Property licensed to Roche hereunder unless and until Roche provides written notice to Repare that Roche agrees to (i) be bound by the obligations, limitations, and conditions, other than payment obligations, included in the applicable agreement or arrangement between Repare and such Third Party that are applicable to Roche’s exercise of its rights under this Agreement and (ii) treat such agreement or arrangement as a Cost Share Third Party Agreement for purposes of Section 11.5, such notice to be provided no later than [***] following Roche’s receipt of a copy of such agreement or arrangement and such other materials, if applicable, described in the preceding sentence, as applicable. Each such agreement or arrangement for which Roche provides such written notice during such period shall be deemed a Cost Share Third Party Agreement under this Agreement. All other such agreements or arrangements shall not be deemed Cost Sharing Agreements and all intellectual property licensed by Repare under such other agreements or arrangements shall be excluded from the Repare Intellectual Property.
Section 10.7
Exclusivity. Subject to the terms and conditions of this Agreement, [***] hereby agrees as follows:
(a)
[***].
(b)
[***].
(c)
Exceptions.
(i)
The restrictions set forth in Section 10.7(a) and Section 10.7(b) shall not prevent either Party or any of its Affiliates, alone or with, for, or through any Third Party, from (A) conducting any pre-clinical research that has, as its specified and primary goal, as evidenced

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by laboratory notebooks or other relevant documents contemporaneously kept, taken as a whole, to Develop a small molecule or product that does not selectively inhibit or reduce the activity of ATR or (B) fulfilling its obligations or exercising its rights under (1) this Agreement or (2) any other agreement between (I) Repare (or any of its Affiliates) and (II) Roche (or any of its Affiliates).
(ii)
If a Change of Control occurs [***], the acquiring Third Party shall be permitted to continue to conduct any ongoing activities and to initiate new activities (whether planned before the occurrence of the Change of Control or thereafter) where any such activities would otherwise cause such Party or any of its Affiliates to violate Section 10.7(a) or Section 10.7(b) (as applicable) (an “Acquirer Program”), and such initiation or continuation will not constitute a violation of Section 10.7(a) or Section 10.7(b) (as applicable), as long as (A) none of the Patents or Know-How licensed by any Party to any other Party pursuant to this Agreement (other than Patents or Know-How that are not specifically related to any Molecule or Licensed Product) are used in such Acquirer Program, (B) no Confidential Information of either Party (other than any Confidential Information that is not specifically related to any Molecule or Licensed Product) is used in such Acquirer Program, and (C) the Development activities under this Agreement are conducted separately from any Development activities under such Acquirer Program, including by the maintenance of separate lab notebooks and records (password-protected to the extent kept on a computer network) and the use of separate personnel working on each of the activities under this Agreement and the activities under such Acquirer Program (except that this requirement shall not apply to personnel who have senior research management roles and not project level research roles, provided such personnel in senior research management roles are not directly involved in the day-to-day activities under such Acquirer Program).
(iii)
During the Exclusivity Period and subject to the final sentence of this Section 10.7(c)(iii), if [***] acquires a Third Party (by merger, sale, consolidation, reorganization, or otherwise) so that such Third Party becomes an Affiliate of such Party, or if [***] acquires all or substantially all of the assets of a Third Party (including any subsidiary or division thereof), and, as of the date of closing of such acquisition, such Third Party has, or the acquired assets contain, a program, molecule, or product that would violate Section 10.7(a) or Section 10.7(b) (as applicable) (each, an “Acquired Program”), then the acquiring Party or such Affiliate of the acquiring Party shall elect one of the following and provide written notice of such election to the other Party no later than sixty (60) days after the consummation of such Acquisition: (A) divest, or cause its relevant Affiliate(s) to divest, whether by license or otherwise, its entire interest (excluding a solely economic interest) in such Acquired Program; or (B) terminate, or cause its relevant Affiliate(s) to terminate, any further conduct of such Acquired Program. If (1) the acquiring Party notifies the other Party that it intends to divest, whether by license or otherwise, the applicable Acquired Program pursuant to the foregoing clause (A), then the acquiring Party will or will cause its relevant Affiliate(s) to divest, whether by license or otherwise, the Acquired Program within [***] after the closing of the relevant acquisition transaction or such other period as may be required to comply with applicable Law, or (2) the acquiring Party notifies the other Party that it intends to terminate any further conduct of activities in furtherance of such Acquired Program pursuant to the foregoing clause (B), then the acquiring Party will, or will cause its relevant Affiliate(s) to, effect such termination of the applicable Competing Acquisition Program within [***] after the closing of the relevant acquisition transaction (other than Development

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activities that the acquiring Party or its relevant Affiliate(s) is(are) required to continue in order to comply with applicable Law or ethical standards, which activities the acquiring Party, or its relevant Affiliate(s) will use reasonable efforts to conclude or transition to a Third Party as quickly as practicable). The acquiring Party will confirm to the other Party in writing when it completes any such divestiture or termination required under this Section 10.7(c)(iii). Notwithstanding anything to the contrary in the foregoing, if a Change of Control occurs with respect to a Party, this Section 10.7(c)(iii) shall not apply to any acquisitions or activities of the Person acquiring such Party or any of such acquiring Person’s Affiliates (other than the acquired Party or any Affiliate of such acquired Party immediately before such Change of Control), all of which acquisitions and activities shall be permitted to the extent set forth in Section 10.7(c)(ii).
Section 10.8
No Implied Licenses or Rights. Except as expressly provided in Section 10.1, all rights in and to the Patents or Know-How of Repare or any of its Affiliates are hereby retained by Repare and its Affiliates. Except as expressly provided in Section 10.1 and Section 16.3, all rights in and to the Patents or Know-How of Roche or any of its Affiliates are hereby retained by Roche and its Affiliates. Without limiting the foregoing, and notwithstanding anything to the contrary in this Agreement (including the definitions of “Combination Product” and “Licensed Product”), each Party hereby acknowledges and agrees that neither Party grants to the other Party any rights under this Agreement with respect to any active ingredient in any Combination Product that is not a Molecule.
Section 10.9
Section 365(n) of the Bankruptcy Code. All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or (b) if not delivered under clause (a), upon the rejection of this Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.
Article 11

Article XI

Financial Provisions

Section 11.1
Partial Consideration. In partial consideration of the rights and licenses granted by Repare to Roche under this Agreement, Roche shall pay to Repare (a) within [***] after the Effective Date and receipt of a corresponding invoice, a one-time, non-refundable, non-creditable upfront amount equal to One Hundred Twenty-Five Million U.S. Dollars ($125,000,000) and (b) the payments described in Section 11.2(a), on the terms and conditions set forth in such Section 11.2(a).
Section 11.2
Milestone Payments.

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(a)
Development and Regulatory Milestones.
(i)
Roche shall notify Repare within [***] of the [***], for any Licensed Product for the [***], and, within [***] after receipt of a corresponding invoice, Roche shall pay Repare a one-time, non-refundable, non-creditable milestone payment of [***].
(ii)
Outside of the P/L Sharing Period, upon the first achievement by or on behalf of Roche or its Affiliates or Licensee Partners of each of the development and regulatory milestone events set forth below with respect to the first Licensed Product to achieve each such milestone event (either as a monotherapy or as a combination therapy) for each applicable Indication, if Roche has not already paid Repare a milestone payment for achievement of such development or regulatory milestone event with respect to the applicable Indication under Section 11.2(a)(iii), then Roche shall pay Repare the corresponding one-time amounts set forth below in accordance with Section 11.2(a)(iv) (subject to Section 11.2(a)(vi) and Section 11.2(a)(vii))

Milestones	Amounts Owed Per Indication (in millions of US Dollars)
	[***]	[***]	[***]
			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
(iii)
During the P/L Sharing Period, upon the first achievement by or on behalf of Roche or its Affiliates or Licensee Partners of each of the development and regulatory milestone events set forth below with respect to the first Licensed Product to achieve each such milestone event (either as a monotherapy or as a combination therapy) for each applicable Indication, if Roche has not already paid Repare a milestone payment for achievement of such development or regulatory milestone event with respect to the applicable Indication under Section 11.2(a)(ii), then Roche shall pay Repare the corresponding one-time amounts set forth below in accordance with Section 11.2(a)(iv) (subject to Section 11.2(a)(iv) and Section 11.2(a)(vii)).

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Milestones	Amounts Owed Per Indication (in millions of US Dollars)
	[***]	[***]	[***]
			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
(iv)
Roche shall notify Repare within [***] of achievement of each milestone set forth above by Roche or any of its Affiliates or Licensee Partners. Within [***] of receipt of a corresponding invoice, Roche shall make the respective milestone payment under this Section 11.2(a); [***].
(v)
For clarity, Roche shall only pay Repare once for achievement of each of the development and regulatory milestone events set forth in the tables above for each applicable Indication, regardless of the number of Licensed Products to achieve each such milestone event in each such Indication. In no event would Roche owe Repare more than [***].
(vi)
[***].
(vii)
[***].
(viii)
The following provisions shall apply to milestone events that are not achieved before the achievement of subsequent milestone events:
(A)
If Roche achieves a milestone event set forth in Section 11.2(a)(ii) or Section 11.2(a)(iii) for [***] without having previously achieved the milestone event in Section 11.2(a)(i), then such skipped milestone event in Section 11.2(a)(i) will be deemed to have been achieved upon the achievement of such subsequent milestone event in Section 11.2(a)(ii) or Section 11.2(a)(iii), and the milestone payment corresponding to such skipped milestone event in Section 11.2(a)(i) shall be paid as provided in this Section 11.2(a).
(B)
If, for a given Indication, Roche achieves a milestone event in row (2), (3), (4), (5), or (6) of the table set forth in Section 11.2(a)(ii) without having previously achieved the milestone event in row (1) of the table set forth in Section 11.2(a)(ii) with respect to such Indication, then such skipped milestone(s) will be deemed to have been achieved with respect to such Indication upon the achievement of such subsequent milestone with respect to such Indication, and the milestone payment(s) corresponding to such skipped milestone(s) shall be paid as provided in this Section 11.2(a).

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(C)
If, for a given Indication, Roche achieves the milestone event in row (4) of the table set forth in Section 11.2(a)(ii) without having previously achieved the milestone event in row (2) of the table set forth in Section 11.2(a)(ii) with respect to such Indication, then such skipped milestone will be deemed to have been achieved with respect to such Indication upon the achievement of such subsequent milestone with respect to such Indication, and the milestone payment corresponding to such skipped milestone shall be paid as provided in this Section 11.2(a).
(D)
If, for a given Indication, Roche achieves the milestone event in row (5) of the table set forth in Section 11.2(a)(ii) without having previously achieved the milestone event in row (3) of the table set forth in Section 11.2(a)(ii) with respect to such Indication, then such skipped milestone will be deemed to have been achieved with respect to such Indication upon the achievement of such subsequent milestone with respect to such Indication, and the milestone payment corresponding to such skipped milestone shall be paid as provided in this Section 11.2(a).
(E)
If, for a given Indication, Roche achieves a milestone event in row (2), (3), or (4) of the table set forth in Section 11.2(a)(iii) without having previously achieved the milestone event in row (1) of the table set forth in Section 11.2(a)(iii) with respect to such Indication, then such skipped milestone(s) will be deemed to have been achieved with respect to such Indication upon the achievement of such subsequent milestone with respect to such Indication, and the milestone payment(s) corresponding to such skipped milestone(s) shall be paid as provided in this Section 11.2(a).
(F)
If, for a given Indication, Roche achieves the milestone event in row (3) of the table set forth in Section 11.2(a)(iii) without having previously achieved the milestone event in row (2) of the table set forth in Section 11.2(a)(iii) with respect to such Indication, then such skipped milestone will be deemed to have been achieved with respect to such Indication upon the achievement of such subsequent milestone with respect to such Indication, and the milestone payment corresponding to such skipped milestone shall be paid as provided in this Section 11.2(a).
(b)
Sales Milestones.
(i)
Outside of the P/L Sharing Period, subject to Section 11.2(b)(v), Roche shall pay Repare each of the following one-time amounts within [***] following the end of the Calendar Quarter in which the corresponding sales milestone event set forth below is first achieved, on a Licensed Product-by-Licensed Product basis.

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Milestones	Payment (in US Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

If more than one of the milestone events under this Section 11.2(b)(i) is achieved in the same Calendar Year outside of the P/L Sharing Period, then all corresponding milestone payments under this Section 11.2(b)(i) shall be paid in such Calendar Year.

(ii)
During the P/L Sharing Period, subject to Section 11.2(b)(v), Roche shall pay Repare each of the following one-time amounts within [***] following the end of the Calendar Quarter in which the corresponding sales milestone event set forth below is first achieved, on a Licensed Product-by-Licensed Product basis.

Milestones	Payment (in US Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

If more than one of the milestone events under this Section 11.2(b)(ii) is achieved in the same Calendar Year during the P/L Sharing Period, then all corresponding milestone payments under this Section 11.2(b)(ii) shall be paid in such Calendar Year.

(iii)
For purposes of calculating aggregate Annual Net Sales under this Section 11.2(b), [***].
(iv)
For clarity, Roche shall only pay Repare once for achievement of each of the sales milestone events set forth in the tables above, regardless of the number of Licensed Products to achieve each such milestone event. In no event would Roche owe Repare more than [***].
(v)
[***].
Section 11.3
Royalties for Licensed Products.
(a)
Royalty Rate.

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(i)
Subject to Section 3.2(g)(ix) and the remainder of this Section 11.3, Roche shall pay to Repare royalties on ROW Territory Annual Net Sales on a Licensed Product-by-Licensed Product basis as set forth below:

ROW Territory Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
(ii)
Subject to Section 3.2(g)(ix) and the remainder of this Section 11.3, but, with respect to Licensed Products containing the Lead Molecule, solely outside of the P/L Sharing Period, Roche shall pay to Repare royalties on U.S. Territory Annual Net Sales on a Licensed Product-by-Licensed Product basis as set forth below:

U.S. Territory Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each royalty rate set forth in the tables above will apply only to that portion of the U.S. Territory Annual Net Sales or ROW Territory Annual Net Sales (as applicable) of the applicable Licensed Product during a given Calendar Year that falls within the indicated portion. For example, if, in a given Calendar Year, the U.S. Territory Annual Net Sales of such Licensed Product by Roche and its Affiliates and Licensee Partners were [***] and the ROW Territory Annual Net Sales of such Licensed Product by Roche and its Affiliates and Licensee Partners were [***], then the royalties payable with respect to such U.S. Territory Annual Net Sales and ROW Territory Annual Net Sales would be:

[***]

For purposes of calculating aggregate Annual Net Sales under this Section 11.3(a), all Licensed Products that contain the same Molecule as an active ingredient shall be deemed to be the same Licensed Product.

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(b)
Royalty Term. Except as otherwise set forth in Section 11.3(c)(iii)(B) or Section 11.3(c)(iii)(A)3, Royalties payable under this Section 11.3 shall be paid by Roche on a Licensed Product-by-Licensed Product and country-by-country basis from the date of Regulatory Approval of such Licensed Product in such country until the latest of (i) [***], (ii) [***] and (iii) twelve (12) years following the date of First Commercial Sale of such Licensed Product in such country (each such term with respect to a Licensed Product and a country, a “Royalty Term”).
(c)
Royalty Reduction.
(i)
[***].
(ii)
On a Licensed Product-by-Licensed Product and country-by-country basis, subject to Section 11.3(c)(v), during any period in which (A) there is no Royalty-Bearing Claim with respect to such Licensed Product in such country and (B) such Licensed Product is not covered by Regulatory Exclusivity in such country, the royalty rate with respect to such Licensed Product in such country will be reduced to [***] of the applicable rate set forth in Section 11.3(a) (as modified by Section 11.3(c)(i), if applicable).
(iii)
If, on a Licensed Product-by-Licensed Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis, there are one (1) or more Generic Products being sold in such country with respect to such Licensed Product in such Calendar Quarter, the royalties in such country for such Licensed Product shall be subject to reduction as follows:
(A)
If such Generic Product(s) in such country in such Calendar Quarter exceed a [***] share of the aggregate market in such country of such Licensed Product and all such Generic Product(s) (by unit equivalent volume and based on the number of units of such Licensed Product and such Generic Product(s) in the aggregate sold in such country, as reported by a well-known reporting service agreed between the Parties acting reasonably (e.g., IQVIA)) during such Calendar Quarter, then:
1.
subject to Section 11.3(c)(v), the royalty rate with respect to such Licensed Product in such country for such Calendar Quarter will be reduced to [***] of the applicable rate set forth in Section 11.3(a) (as modified by Section 11.3(c)(i), if applicable);
2.
if such [***] market share continues in such country for [***] during the applicable Royalty Term, then such reduction shall continue to apply to such Licensed Product in such country for the remainder of such Royalty Term; and
3.
[***].
(B)
If such Generic Product(s) in such country in such Calendar Quarter exceed a [***] share of the aggregate market in such country of such Licensed Product

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and all such Generic Product(s) (by unit equivalent volume and based on the number of units of such Licensed Product and such Generic Product(s) in the aggregate sold in such country, as reported by a well-known reporting service agreed between the Parties acting reasonably (e.g., IQVIA)) during such Calendar Quarter, then, subject to Section 11.3(c)(v), [***].
(iv)
On a Licensed Product-by-Licensed Product and country-by-country basis, subject to Section 11.3(c)(v), Roche may deduct from the royalties otherwise owed to Repare pursuant to Section 11.3(a) (as modified by Section 11.3(c)(i), if applicable) with respect to such Licensed Product in such country, [***] of any Deductible Third Party Payments paid by Roche with respect to such Licensed Product in such country, but, except as otherwise provided in Section 11.3(c)(v), such deduction shall not, alone or together with any other permitted royalty reduction(s), reduce the royalties payable with respect to such Licensed Product in such country to less than [***] of the amounts otherwise payable under Section 11.3(a) for such Licensed Product in such country.
(v)
Without limiting Section 11.3(c)(iii)(A)3 and Section 11.3(c)(iii)(B), (A) if the increase in royalties set forth in Section 3.2(g)(ix) applies, such increase shall be applied after the reductions set forth in Section 11.3(c)(ii), Section 11.3(c)(iii), and Section 11.3(c)(iv) and (B) in no event shall the royalty reductions described in Section 11.3(c)(ii) and Section 11.3(c)(iii), alone or together, reduce the royalties payable by Roche for a given Licensed Product in a given country in any given Calendar Quarter to less than [***] of the amounts otherwise payable by Roche for such Licensed Product in such country in such Calendar Quarter pursuant to Section 11.3(a) (as modified by Section 11.3(c)(i), if applicable, it being understood that, if the increase in royalties set forth in Section 3.2(g)(ix) applies, such floor shall also be increased by the amount of such increase). Furthermore, if a royalty reduction described in Section 11.3(c)(ii) or Section 11.3(c)(iii) is applicable with respect to a Licensed Product in a country in a Calendar Quarter, the forty percent (40%) limitation set forth in Section 11.3(c)(iv) shall be lowered to [***] with respect to such Licensed Product in such country in such Calendar Quarter. Roche may carry over and apply any such royalty reductions that are accrued in a Calendar Quarter and are not deducted in such Calendar Quarter due to the limitation set forth in the first two sentences of this Section 11.3(c)(v) to any subsequent Calendar Quarter(s) and shall begin applying such reductions to such royalties as soon as practicable and continue applying such reductions on a Calendar Quarter basis thereafter until fully deducted, in all cases subject to the limitation set forth in the first two sentences of this Section 11.3(c)(v).
(d)
Expiration of Royalty Term. Upon the expiration of the Royalty Term with respect to a Licensed Product in a country in the License Territory, subject to the terms of any applicable Cost Share Third Party Agreements, the license granted by Repare to Roche pursuant to Section 10.1(a)(i) shall be deemed to be fully paid-up and royalty-free with respect to such Licensed Product in such country, but Roche shall be solely responsible for any amounts payable to Third Party licensors (including to Repare’s Third Party licensors under any Cost Share Third Party Agreement), and Roche shall be responsible for complying with the terms of any license agreements with such Third Party licensors, in each case, with respect to Roche’s exercise of such rights as to such Licensed Product in such country following the expiration of such Royalty Term.

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(e)
Royalty Reports; Payments. Roche shall, (x) within [***] following the end of each Calendar Quarter in which a royalty payment accrues, provide to Repare a good faith estimate of royalties that will be paid to Repare under this Agreement for such Calendar Quarter, and (y) within [***] following the end of each Calendar Quarter in which a royalty payment accrues, (i) provide to Repare a report for each country in the License Territory in which sales of any Licensed Product occurred in the Calendar Quarter covered by such statement, specifying for such Calendar Quarter: the number of Licensed Products sold; the applicable royalty rate under this Agreement; the royalties payable in U.S. Dollars, including an accounting of deductions taken in the calculation of the U.S. Territory Annual Net Sales and ROW Territory Annual Net Sales (as applicable) in accordance with Roche’s Accounting Standards; the applicable exchange rate to convert from each country’s currency to Swiss Francs to U.S. Dollars under Section 11.10; and the royalty calculation and royalties payable in U.S. Dollars and (ii) make the royalty payments owed to Repare hereunder in accordance with such royalty report in arrears.
(f)
Compulsory Sublicense Compensation. Roche shall pay to Repare [***] of all Compulsory Sublicense Compensation received by Roche or any of its Affiliates or Licensee Partners in each Calendar Year within [***] after the end of such Calendar Year.
Section 11.4
P/L Sharing Period Financial Provisions. Solely during the P/L Sharing Period, the financial provisions set forth in Exhibit B shall apply.
Section 11.5
Cost Share Third Party Agreements.
(a)
Development Milestone Payments. If, as a direct result of either Party or any of its Affiliates or Licensee Partners Developing any Licensed Product, either Party is required, by the terms of any Cost Share Third Party Agreement, to pay any counterparty to such Cost Share Third Party Agreement any milestone payment, then the following provisions shall apply with respect to the portion of such milestone payment that is reasonably allocable to Licensed Products:
(i)
Outside of the P/L Sharing Period, Roche shall solely bear such milestone payment (subject to deduction from royalties to the extent set forth in Section 11.3(c)(iv)) and, if applicable, shall reimburse Repare for such payment within [***] after receipt of any invoice therefor.
(ii)
During the P/L Sharing Period, (A) if such milestone payment solely relates to the Licensed Product for U.S. Administration, the amount of such milestone shall be shared by the Parties [***] (and the Party that does not owe such milestone payment to the applicable counterparty shall reimburse the other Party for [***] of such payment within [***] after receipt of any invoice therefor), (B) if such milestone payment solely relates to the Licensed Product for ROW Administration, Roche shall solely bear such milestone payment (subject to deduction from royalties to the extent set forth in Section 11.3(c)(iv)) and, if applicable, shall reimburse Repare for such payment within thirty (30) days after receipt of any invoice therefor, and (C) in all other events, such milestone payment shall be deemed part of Worldwide Development Costs to be shared by the Parties in accordance with the Development Cost Share.

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(b)
Commercialization Milestone Payments. If, as a direct result of either Party or any of its Affiliates or Licensee Partners Commercializing any Licensed Product, either Party is required, by the terms of any Cost Share Third Party Agreement, to pay any counterparty to such Cost Share Third Party Agreement any milestone payment, then the following provisions shall apply with respect to the portion of such milestone payment that is reasonably allocable to Licensed Products:
(i)
Outside of the P/L Sharing Period, Roche shall solely bear such milestone payment (subject to deduction from royalties to the extent set forth in Section 11.3(c)(iv)) and, if applicable, shall reimburse Repare for such payment within [***] after receipt of any invoice therefor.
(ii)
During the P/L Sharing Period, (A) the pro rata portion (if any) of such milestone payment that is attributable to the Commercialization of any Licensed Product for U.S. Administration shall be included in the calculation of U.S. Commercialization Costs and (B) Roche shall solely bear the remainder of such milestone payment (subject to deduction from royalties to the extent set forth in Section 11.3(c)(iv)) and, if applicable, shall reimburse Repare for such payment within [***] after receipt of any invoice therefor.
(c)
U.S. Territory Royalties. If, as a direct result of either Party or any of its Affiliates or Licensee Partners Commercializing any Licensed Product for U.S. Administration, either Party is required, by the terms of any Cost Share Third Party Agreement, to pay any counterparty to such Cost Share Third Party Agreement any royalty payment, then:
(i)
Outside of the P/L Sharing Period, Roche shall solely bear such royalty payment (subject to deduction from royalties to the extent set forth in Section 11.3(c)(iv)) and, if applicable, shall reimburse Repare for such payment within [***] after receipt of any invoice therefor.
(ii)
During the P/L Sharing Period, such royalty payment shall be included in the calculation of U.S. Commercialization Costs.
(d)
ROW Territory Royalties. If, as a direct result of Roche or any of its Affiliates or Licensee Partners Commercializing any Licensed Product or Companion Diagnostic for ROW Administration, either Party is required, by the terms of any Cost Share Third Party Agreement, to pay any counterparty to such Cost Share Third Party Agreement any royalty payment, then Roche shall solely bear such royalty payment (subject to deduction from royalties to the extent set forth in Section 11.3(c)(iv)) and, if applicable, shall reimburse Repare for such payment within [***] after receipt of any invoice therefor.
Section 11.6
Financial Records. Each Party shall keep, and shall require its Affiliates and Licensee Partners to keep, complete and accurate books and records relating to the Collaboration in accordance with Accounting Standards. Each Party shall keep, and shall require its Affiliates and Licensee Partners to keep, such books and records for at least [***] following the end of the Calendar Year to which they pertain. Such books of accounts shall be kept at the principal place of business of the financial personnel with responsibility for preparing and maintaining such records. Such records shall be in sufficient detail to support, as applicable, (a) calculations of

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royalties, milestones, and other payments due to Repare, (b) calculations of Worldwide Development Costs and U.S. Development Costs, and (c) calculations Operating Profits or Losses.
Section 11.7
Audits.
(a)
Audit Team. Each Party (the “Auditor”) may, upon request and at its expense (except as provided for herein), cause an internationally recognized independent accounting firm selected by the Auditor (except one to whom the other Party (the “Auditee”) has a reasonable objection) (the “Audit Team”) to audit, during ordinary business hours, the books and records of the Auditee and the correctness of any payment made or required to be made, and any report underlying such payment (or lack thereof), pursuant to the terms of this Agreement. Prior to commencing its work pursuant to this Agreement, the Audit Team shall enter into a confidentiality agreement with the Auditee obligating the Audit Team to be bound by obligations of confidentiality and restrictions on use with respect to the Auditee’s Confidential Information that are no less restrictive than the obligations set forth in Article XIII.
(b)
Limitations. In respect of each audit of the Auditee’s books and records: (i) the Auditee may be audited only [***] per Calendar Year, (ii) no records for any given Calendar Year may be audited more than [***] (but the Auditee’s records shall still be made available if such records impact another financial year which is being audited), and (iii) the Auditor shall only be entitled to audit books and records of the Auditee from the [***] prior to the Calendar Year in which the audit request is made.
(c)
Audit Notice. In order to initiate an audit for a particular Calendar Year, the Auditor must provide written notice to the Auditee. The Auditor shall provide the Auditee with notice of one or more proposed dates of the audit not less than [***] prior to the first proposed date. The Auditee will reasonably accommodate the scheduling of such audit. The Auditee shall provide such Audit Team(s) with full and complete access to the applicable books and records and otherwise reasonably cooperate with such audit.
(d)
Payments. If an audit shows any under-reporting, underpayment, overcharging, or overpayment by any Party, that under-reporting, underpayment, overcharging, or overpayment shall be reported to the Auditor and (i) the underpaying or overcharging Party shall remit such underpayment or reimburse such overpayment (together with interest at the rate set forth in Section 11.11) to the underpaid or overcharged Party or (ii) if the overpaid Party was not the overcharging Party, such overpaid Party shall reimburse such overpayment to the other Party, in each case within [***] after receiving the audit report. Further, if an audit for an annual period shows an underpayment or overcharge by any Party for that period in excess of [***] of the amounts properly determined, the underpaying or overcharging Party (as applicable) shall reimburse the underpaid or overcharged (as applicable) Party for its reasonable Out-of-Pocket Costs in connection with such audit, which reimbursement shall be made within [***] after receiving appropriate invoices and other support for such audit-related costs.
Section 11.8
Tax Matters.
(a)
Withholding and Indirect Taxes.

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(i)
Except as expressly set forth in this Section 11.8, each Party shall pay any and all taxes levied on account of all payments it receives under this Agreement. Each Party shall provide such information and documentation to the other Party as are reasonably requested by such other Party to determine if any withholding taxes apply to any payments to be made by such other Party under this Agreement and to establish qualification for a reduced withholding rate or an exemption from such withholding tax under the applicable bilateral income tax treaty or relevant statutory provision. If a Party believes that it is required to withhold taxes on a payment to the other Party, the paying Party shall notify the other Party of such determination no less than [***] prior to making such payment. To the extent that applicable Laws require that taxes be withheld with respect to any payments to be made by a Party to the other Party under this Agreement, the paying Party shall: (A) deduct those taxes from the remittable payment, (B) pay the taxes to the proper taxing authority, and (C) promptly send evidence of the obligation together with proof of tax payment to the other Party on a reasonable and timely basis following such tax payment. Each Party agrees to cooperate with the other Party in claiming refunds, reductions, or exemptions from such deductions or withholdings under any relevant agreement or treaty that is in effect. Notwithstanding anything to the contrary in this Agreement, in the event a Party redomiciles or assigns its rights or obligations under this Agreement in accordance with Section 18.4 (each, a “Tax Action,” and such Party, the “Acting Party”), and, as a result of such Tax Action, the amount of tax required to be withheld under this Section 11.8(a)(i) in respect of a payment to the other Party (the “Non-Acting Party”) is greater than the amount of such tax that would have been required to have been withheld absent such Tax Action, then any such amount payable to the Non-Acting Party shall be adjusted to take into account such withholding taxes as may be necessary so that, after making all required withholdings or credits, the Non-Acting Party receives an amount equal to the sum it would have received, taking into account applicable tax rates imposed on such income and any tax credits available as a result of the withholding or credits, had no such Tax Action occurred (but in no case shall any payment under this Agreement be an amount less than the remittable payment due without regard to this Section 11.8). The obligation to adjust payments pursuant to the preceding sentence shall not apply, however, to the extent such increased withholding tax (A) would not have been imposed but for a Tax Action taken by the Party receiving the payment subject to withholding under this Section 11.8(a)(i) or (B) is attributable to the failure by the Non-Acting Party to comply with the requirements of this Section 11.8(a)(i). For purposes of this Section 11.8(a)(i), a “redomiciliation” shall include a reincorporation or other action resulting in a change in tax residence of the applicable Party or its assignee.
(ii)
Notwithstanding anything to the contrary in this Agreement (including anything to the contrary in this Section 11.8), this Section 11.8(a)(ii) shall apply with respect to value added tax or any similar tax (“VAT”). All amounts agreed by the Parties under this Agreement are exclusive of VAT. If, under applicable Law, any VAT is required to be paid in respect of any supply of goods or services under this Agreement, the Party receiving such supply of goods or services shall pay VAT at the applicable rate either (A) to the other Party or, if (B) provided under applicable Law, directly to the relevant tax authorities. In each case, the Party providing such supply of goods or services shall issue valid VAT invoice to the other Party in respect of the supply of goods or services.
(iii)
Each Party has provided a properly completed and duly executed IRS Form W-9 or applicable Form W-8 to the other Party. Each Party shall provide to the other Party,

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at the time or times reasonably requested by such other Party or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes, and the applicable payment shall be made without (or at a reduced rate of) withholding to the extent permitted by such documentation, as reasonably determined by the paying Party. Each Party agrees to reasonably assist the other Party in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.
Section 11.9
Foreign Derived Intangible Income Deduction. Each Party shall use Commercially Reasonable Efforts to provide, and to cause its Affiliates, subcontractors, sublicensees, Licensee Partners, customers, and applicable Third Parties to provide, any information and documentation reasonably requested by the other Party to obtain the benefits of Section 250 of the Internal Revenue Code of 1986, as amended and the applicable Treasury Regulations, including information required to demonstrate the extent to which the Licensed Products will be sold, consumed, used, or manufactured outside the United States.
Section 11.10
Currency Exchange. Unless otherwise expressly stated in this Agreement, all amounts specified in, and all payments made under, this Agreement shall be in United States Dollars. If any currency conversion shall be required in connection with the calculation of amounts payable under this Agreement, such conversion shall be performed in a manner consistent with the paying Party’s normal practices used to prepare its audited financial statements for internal and external reporting purposes.
Section 11.11
Late Payments. Any payments that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by applicable Law at an annual rate equal to the lesser of (a) [***], or (b) the highest rate permitted by applicable Law; [***]; except that, with respect to any disputed payments, no interest payment shall be due until such dispute is resolved and the interest which shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.
Section 11.12
Blocked Payments. In the event that, by reason of applicable Law in any country, it becomes impossible or illegal for Roche (or any of its Affiliates or Licensee Partners) to transfer, or have transferred on its behalf, payments owed to Repare hereunder, Roche will promptly notify Repare of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of Repare in a recognized banking institution designated by Repare or, if none is designated by Repare within a period of [***], in a recognized banking institution selected by Roche or any of its Affiliates or its Licensee Partners, as the case may be, and identified in a written notice given to Repare.
Section 11.13
[***].

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Article 12

Article XII

Intellectual Property

Section 12.1
Ownership of Inventions.
(a)
Inventions. For purposes of this Agreement, ownership of Inventions will follow inventorship, as determined by application of U.S. patent law pertaining to inventorship.
(b)
Disclosure. During the Term, each Party will disclose to the other Party all Joint Collaboration Intellectual Property of which such Party becomes aware. Such disclosure shall (i) be made promptly and in any event reasonably prior to the filing of any patent application with respect to such Joint Collaboration Intellectual Property and (ii) include all invention disclosures or other similar documents submitted to such Party by its or its Affiliates’ employees, independent contractors, or other agents relating thereto.
(c)
Repare Intellectual Property and Roche Intellectual Property Other Than Joint Collaboration Intellectual Property. As between the Parties, except for Joint Collaboration Intellectual Property, Roche will retain all right, title, and interest in and to all Roche Intellectual Property, and Repare will retain all right, title, and interest in and to all Repare Intellectual Property, except, in each case, to the extent that any such rights are expressly licensed by one Party to the other Party under this Agreement.
(d)
Roche Development Intellectual Property. Irrespective of inventorship, Roche shall own all right, title, and interest in and to all Roche Development Intellectual Property, and Repare hereby assigns, and agrees to assign, to Roche all of Repare’s right, title, and interest in and to any Roche Development Intellectual Property.
(e)
Repare Development Intellectual Property. Irrespective of inventorship, Roche shall own all right, title, and interest in and to all Roche Development Intellectual Property, and Repare hereby assigns, and agrees to assign, to Roche all of Repare’s right, title, and interest in and to any Roche Development Intellectual Property.
(f)
Joint Collaboration Intellectual Property. Both Parties will jointly own all Joint Collaboration Intellectual Property, such that each Party has an undivided one-half (1/2) interest in such Joint Collaboration Intellectual Property, and, subject to (i) any exclusivity obligations under this Agreement and (ii) any licenses granted by one Party to the other Party under this Agreement, shall have the right to use and practice under such Joint Collaboration Intellectual Property with no duty of accounting to the other Party and no requirement to obtain consent from the other Party in connection with respect to such use and practice or with respect to any licenses granted by any Party to any Third Party with respect to such Joint Collaboration Intellectual Property. The Parties’ rights to enforce such Joint Collaboration Intellectual Property will be as set forth in Section 12.3, or as otherwise agreed by the Parties in writing. To the extent necessary in any jurisdiction to give effect to the foregoing, each Party hereby grants to the other Party a non-exclusive, royalty-free, fully-paid, worldwide license, with the right to grant sublicenses, to practice such Joint Collaboration Intellectual Property for any and all

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purposes, subject to (A) any exclusivity obligations under this Agreement and (B) any licenses granted by one Party to the other Party under this Agreement.
Section 12.2
Prosecution of Patents.
(a)
First Prosecution Rights. As between the Parties, (i) Roche will have the first right (but not the obligation) to Prosecute each Product-Specific Patent and each Joint Collaboration Patent and (ii) Repare will have the first right (but not the obligation) to Prosecute each Repare Patent that is not a Product-Specific Patent or Joint Collaboration Patent.
(b)
Step-In Right. If Repare decides not to Prosecute any Repare Patent that is not a Product-Specific Patent or Joint Collaboration Patent, or if Roche decides not to Prosecute any Product-Specific Patent or Joint Collaboration Patent, in any country in the Territory, or if such Party intends to allow any such Patent to lapse or become abandoned without having first filed a substitute, it shall notify the other Party of, and consult with such other Party regarding, such decision or intention at least [***] prior to the date upon which the subject matter of such Patent shall become unpatentable or shall lapse or become abandoned, and such other Party shall thereupon have the right (but not the obligation) to assume the Prosecution thereof with counsel of its choice. Each Party shall provide reasonable assistance to the other Party, and shall cooperate with the other Party, in connection with the transition of Prosecution responsibilities under this Section 12.2(b), including execution of such documents as may be necessary to effect such transition.
(c)
Information Sharing and Commenting. Each Party shall, with respect to each Repare Patent and Joint Collaboration Patent, (i) keep the other Party informed as to material developments with respect to the Prosecution of such Patent, including by providing copies of all substantive office actions or any other substantive documents in connection with such Patent that such Party receives from any patent office, and (ii) provide the other Party with a reasonable opportunity to comment substantively on the Prosecution of such Patent prior to taking material actions (including the filing of initial applications) with respect to such Patent, and will consider in good faith (or, with respect to Roche’s Prosecution of Product-Specific Patents, not unreasonably refuse to implement) any comments made, and actions recommended, by such other Party with respect thereto, as long as such other Party does so promptly and consistently with any applicable filing deadlines.
(d)
Costs and Expenses.
(i)
All costs and expenses in Prosecuting Repare Patents (for the avoidance of doubt, including any Joint Collaboration Patents included in the definition of Repare Patents) outside of the P/L Sharing Period [***].
(ii)
All costs and expenses in Prosecuting Repare Patents (for the avoidance of doubt, including any Joint Collaboration Patents included in the definition of Repare Patents) during the P/L Sharing Period (A) in the U.S. Territory (collectively, “Patent Prosecution Expenses”), [***].
Section 12.3
Third Party Infringement.

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(a)
Notice. Each Party shall immediately provide the other Party with written notice reasonably detailing any (i) known or alleged infringement of any Repare Patent, (for the avoidance of doubt, including any Joint Collaboration Patent or Repare Development Patent included in the definition of Repare Patents), or known or alleged misappropriation of any Repare Know-How (for the avoidance of doubt, including any Joint Know-How or Repare Development Know-How included in the definition of Repare Know-How), by any Third Party in a manner that is competitive with any Licensed Product, (ii) in accordance with Section 12.4, “patent certification” filed in the U.S. Territory under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2), or any similar provision in any other jurisdiction, with respect to any Repare Patent, (for the avoidance of doubt, including any Joint Collaboration Patent or Repare Development Patent included in the definition of Repare Patents) with respect to any product that is competitive with any Licensed Product, or (iii) declaratory judgment, opposition, or similar action alleging invalidity, unenforceability, or non-infringement of any Repare Patent (for the avoidance of doubt, including any Joint Collaboration Patent or Repare Development Patent included in the definition of Repare Patents) that could reasonably be expected to have a material effect on the Patent protection of any Licensed Product (collectively “Third Party Infringement”).
(b)
First Right to Initiate Actions. Roche shall have the initial right, but not the obligation, to initiate a suit or take other appropriate action that Roche believes is reasonably required to protect any Repare Patent, (for the avoidance of doubt, including any Joint Collaboration Patents or Repare Development Patents included in the definition of Repare Patents) against any Third Party Infringement. Roche shall give Repare advance notice of Roche’s intent to file any such suit or take any such action and the reasons therefor, and shall provide Repare with an opportunity to make suggestions and comments regarding such suit or action. Thereafter, Roche shall keep Repare promptly informed, and shall consult with Repare, regarding the status of any such suit or action and shall provide Repare with copies of all material documents (e.g., complaints, answers, counterclaims, material motions, orders of the court, memoranda of law and legal briefs, interrogatory responses, depositions, material pre-trial filings, expert reports, affidavits filed in court, transcripts of hearings and trial testimony, trial exhibits and notices of appeal) filed in, or otherwise relating to, such suit or action. Without limiting the generality of the foregoing, the Parties shall discuss in good faith Roche’s intended response to any Third Party Infringement.
(c)
Step-in Right. Subject to Section 12.4, (i) if Roche fails to initiate a suit or take such other appropriate action under Section 12.3(b) above with respect to any Third Party Infringement a reasonable period of time prior to any deadline on which initiation of a suit or other appropriate action is required to avoid limiting or compromising any remedies (including monetary relief and stay of regulatory approval) that may be available against the applicable alleged Third Party infringer, then Repare may, in its discretion, provide Roche with written notice of its intent to initiate a suit or take other appropriate action to combat such Third Party Infringement and (ii) if Repare provides such notice, then Repare shall, subject to Roche’s prior written consent (such consent not to be unreasonably withheld, conditioned, or delayed), have the right, but not the obligation, to initiate a suit or take other appropriate action that it believes is reasonably required to protect the applicable Repare Patent (for the avoidance of doubt, including any Joint Collaboration Patent or Repare Development Patent included in the

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definition of Repare Patents) from such Third Party Infringement. Repare shall give Roche advance notice of its intent to file any such suit or take any such action and the reasons therefor and shall provide Roche with an opportunity to make suggestions and comments regarding such suit or action, which Repare shall consider in good faith. Thereafter, Repare shall keep Roche promptly informed, and shall consult with Roche, regarding the status of any such suit or action and shall provide Roche with copies of all material documents (e.g., complaints, answers, counterclaims, material motions, orders of the court, memoranda of law and legal briefs, interrogatory responses, depositions, material pre-trial filings, expert reports, affidavits filed in court, transcripts of hearings and trial testimony, trial exhibits and notices of appeal) filed in, or otherwise relating to, such suit or action.
(d)
Conduct of Action; Costs. The Party initiating any suit under this Section 12.3 shall have the sole and exclusive right to select counsel for such suit, which counsel must be reasonably acceptable to the other Party. If required under applicable Law in order for such Party to initiate or maintain such suit, the other Party shall join as a party to the suit. If requested by the Party initiating suit, the other Party shall provide reasonable assistance to the Party initiating suit in connection therewith. The other Party shall have the right to participate and be represented in any such suit by its own counsel at its own expense.
(e)
Costs of Enforcement.
(i)
Outside of the P/L Sharing Period, [***].
(ii)
During the P/L Sharing Period: [***].
(f)
Recoveries. Any recovery obtained as a result of any proceeding described in this Section 12.3 or from any counterclaim or similar claim asserted in a proceeding described in Section 12.5, by settlement or otherwise, shall be applied in the following order of priority:
(i)
first, the Parties shall be reimbursed for all previously unreimbursed Out-of-Pocket Costs in connection with such proceeding; and
(ii)
second, any remainder shall be: [***].
Section 12.4
Hatch-Waxman. Notwithstanding anything herein to the contrary, should a Party receive a certification for a Licensed Product pursuant to paragraph IV of the Drug Price Competition and Patent Term Restoration Act of 1984 (Public Law 98-417, known as the Hatch-Waxman Act), as amended, or its equivalent in a country other than the U.S. Territory (“Certification Notice”), then such Party shall [***] provide the other Party with a copy of the Certification Notice. Roche shall have [***] from the date on which it receives or provides the copy of the Certification Notice, to provide written notice to Repare (“H-W Suit Notice”) that Roche intends to bring suit, at its expense, within the forty-five (45) day period set forth in paragraph IV of the Hatch-Waxman Act. Should such [***] period expire without Roche bringing suit or providing such H-W Suit Notice, then Repare shall be free to immediately bring suit, at its expense, in its name. In the event either Party brings such suit, the applicable provisions of Section 12.3 shall apply to such suit.

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Section 12.5
Claimed Infringement; Claimed Invalidity.
(a)
Infringement of Third Party Rights. Each Party shall promptly notify the other Party in writing of any allegation by any Third Party that any activity of either Party or any of either Party’s Affiliates or Licensee Partners under this Agreement infringes or misappropriates, or may infringe or misappropriate, the intellectual property rights of such Third Party. If any Third Party asserts or files against any Party or any of either Party’s Affiliates or Licensee Partners any claim of infringement or misappropriation of the intellectual property rights of such Third Party or other action relating to alleged infringement or misappropriation of such intellectual property rights, in each case relating to any activity of either Party or any of either Party’s Affiliates or Licensee Partners under this Agreement (“Third Party Infringement Action”), then, unless otherwise agreed by the Parties and subject to Article XV:
(i)
In the event of a Third Party Infringement Action against a single Party, the unnamed Party shall have the right, in the unnamed Party’s sole discretion, to participate in the defense of such legal action at such unnamed Party’s own expense, with legal counsel selected by the unnamed Party and reasonably acceptable to the named Party. The Party named in such Third Party Infringement Action shall have the right to control the defense of the action, but shall notify and keep the unnamed Party apprised in writing of such action and shall consider and take into account the unnamed Party’s reasonable interests and requests and suggestions regarding the defense of such action. In the event of a Third Party Infringement Action against both Parties, Roche shall have the right to control the defense of such Third Party Infringement Action.
(ii)
The non-controlling Party of any Third Party Infringement Action shall reasonably cooperate (at the controlling Party’s request and expense) with the controlling Party in the preparation and formulation of a defense to such Third Party Infringement Action, and in taking other steps reasonably necessary to respond to such Third Party Infringement Action. The controlling Party shall have the right to select its counsel for the defense to such Third Party Infringement Action, which counsel must be reasonably acceptable to the non-controlling Party if both Parties have been named as defendants in the action. The non-controlling Party shall also have the right to participate and be represented in any such suit by its own counsel at its own expense. The controlling Party shall not (and shall cause its Affiliates and Licensee Partners not to) enter into a license for the asserted intellectual property rights upon terms that would restrict either Party from fully exploiting such rights consistently with the scope of the rights and obligations of both Parties under this Agreement without the written consent of the non-controlling Party, which will not to be unreasonably withheld, conditioned, or delayed.
(iii)
If requested by the Party controlling the defense of any Third Party Infringement Action, the Parties shall enter into a joint defense agreement that further outlines their rights and responsibilities consistent with the terms of this Section 12.5(a) or as otherwise mutually agreed by the Parties in writing.
(b)
Patent Invalidity Claim. If any Third Party at any time asserts any claim that any issued Repare Patent (for the avoidance of doubt, including any Joint Collaboration Patent or Repare Development Patent included in the definition of Repare Patents) is invalid or otherwise unenforceable, or if any such Patent is the subject of any post-grant proceeding or any

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European opposition proceeding, whether as a pre-grant or post-grant proceeding, whether as a defense in an infringement action brought by Repare or Roche pursuant to Section 12.3(b) or Section 12.3(c), in a declaratory judgment action, in a Third Party Infringement claim brought against Repare or Roche, or otherwise (each, an “Invalidity Claim”), the Parties shall cooperate with each other in preparing and formulating a response to such Invalidity Claim. The Party controlling the infringement action or Third Party Infringement claim in which such Invalidity Claim Arises, or, if such Invalidity Claim arises in a declaratory judgment action, a European opposition proceeding, as a pre-grant or post-grant proceeding, or otherwise, the Party Prosecuting such Patent, shall have the first right (but not the obligation) to control the defense and settlement of such Invalidity Claim.
(c)
Costs. Except as expressly set forth in Section 12.5(a)(i), Section 12.5(a)(ii) or Section 12.3(e), the costs and expenses incurred by the Parties in connection with defense of any claim described in Section 12.5(a) or Section 12.5(b) shall:
(i)
outside of the P/L Sharing Period, [***]; and
(ii)
during the P/L Sharing Period, [***].
Section 12.6
Patent Term Extensions. The Parties shall, as necessary and appropriate, use reasonable efforts to agree upon a joint strategy for obtaining, and cooperate with each other in obtaining, patent term extensions for Patents that Cover Licensed Products. If the Parties are unable to agree upon which (if any) of such Patents should be extended, then Roche shall have the right to resolve the dispute; except that, without Repare’s prior written consent, Roche may not extend any Patent Covering any combination therapy involving any Molecule and Repare’s [***].
Section 12.7
Patent Marking. Each Party shall comply with the patent marking statutes in each country in which any Licensed Product is Manufactured or Commercialized by or on behalf of such Party or any of its Affiliates or Licensee Partners.
Section 12.8
Other Roche Intellectual Property. Roche shall have the sole right, but not the obligation, to initiate a suit or take other appropriate action that it believes is reasonably required to protect any Roche Intellectual Property, including Roche Development Intellectual Property, (other than Joint Collaboration Intellectual Property) without any obligation to consult with Repare. Notwithstanding anything to the contrary in Section 12.3 or Section 12.5, all recoveries with respect to any such action, by settlement or otherwise, shall be retained one hundred percent (100%) by Roche.
Section 12.9
Application of 35 U.S.C. § 102(c). The Parties acknowledge and agree that this Agreement is deemed a “joint research agreement” as defined in 35 USC § 100(h). Notwithstanding anything to the contrary in this Article XII, neither Party will have the right to provide to a court or an agency a statement under 37 C.F.R. §1.104(c)(4)(ii)(A) to disqualify, for purposes of 35 USC § 102(b)(2)(C) or 35 USC § 102(c), prior art under § 102(a)(2) by the other Party without the prior written consent of the other Party, which will not be unreasonably withheld, conditioned or delayed. With respect to any such permitted statement, the Parties shall coordinate their activities with respect to any submissions, filings, or other activities in support thereof. Notwithstanding the foregoing, the other Party’s consent under this Section 12.9 shall not be

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required to permit a party to file with a court or agency a terminal disclaimer under 37 C.F.R. § 1.321(d) to overcome an obviousness-type double patenting rejection in any patent application claiming a Molecule or Licensed Product, or uses thereof, provided that the Party filing such terminal disclaimer shall give reasonable advance notice to the other Party of such filing, and shall consider in good faith any comments made, and actions recommended by, the other Party.
Article 13

Article XIII

Confidentiality

Section 13.1
General. Each Receiving Party shall (a) maintain in confidence the Confidential Information of the Disclosing Party using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of effort, (b) not disclose such Confidential Information to any of its Affiliates or any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except to perform the Receiving Party’s obligations, or exercise rights explicitly granted to the Receiving Party, under this Agreement.
Section 13.2
Permitted Disclosure. The Receiving Party may provide the Disclosing Party’s or any of the Disclosing Party’s Affiliates’ Confidential Information:
(a)
to the Receiving Party’s Affiliates, and its and their respective employees, directors, officers, consultants, subcontractors, and advisors (including attorneys and accountants), who have a need to know such Confidential Information in order to perform the Receiving Party’s obligations, or exercise rights expressly granted to the Receiving Party, under this Agreement and have an obligation to treat such information and materials as confidential under obligations of confidentiality and non-use no less protective than are those set forth in this Article XIII;
(b)
to Regulatory Authorities in order to seek or obtain approval to conduct Clinical Trials, or to gain Regulatory Approval, with respect to any Licensed Product, as contemplated by this Agreement, but such disclosure may be made only following reasonable notice to the Disclosing Party and to the extent reasonably necessary to seek or obtain such approvals;
(c)
to Third Parties acting on behalf of the Receiving Party, to the extent reasonably necessary for the Development, Manufacture, or Commercialization of Licensed Product in the Territory;
(d)
to Third Parties requesting Clinical Trial data information regarding an Ongoing Trial, Ongoing IST, New IST, or Roche Trial (in each case, in accordance with the Receiving Party’s then-current data sharing policy);
(e)
solely with the Disclosing Party’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed, to patent offices in order to seek or obtain Patents as contemplated by this Agreement;

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(f)
to any of the Receiving Party’s actual or potential bona fide investors, merger partners, acquirers, or licensees, and their respective attorneys, consultants, and advisors, as may be necessary or useful in connection with their evaluation of such actual or potential investment, merger, acquisition, or license, as long as, in each case, such Third Party agrees to be bound by obligations of confidentiality and non-use no less protective than are those set forth in this Article XIII with respect to such Confidential Information; and
(g)
if such disclosure is required by judicial order or applicable Law (including the rules and regulations of the SEC or any securities exchange on which securities issued by the Receiving Party or any of the Receiving Party’s Affiliate are traded) or to defend or prosecute litigation or arbitration, as long, as prior to such disclosure, to the extent permitted by Law, the Receiving Party promptly notifies the Disclosing Party of such requirement, cooperates with the Disclosing Party to take whatever action the Disclosing Party may deem appropriate to protect the confidentiality of the information, and furnishes only that portion of the Disclosing Party’s (or its applicable Affiliate(s)’) Confidential Information that the Receiving Party is legally required to furnish.
Section 13.3
Publicity; Terms of this Agreement; Non-Use of Names.
(a)
Public Announcements. Repare may issue a press release announcing the existence and selected key terms of this Agreement, in the form attached as Schedule 13.3(a). Following such initial press release, Roche may issue press releases in accordance with its internal policy. If Roche intends to make reference to Repare in any press release, Roche shall provide Repare with a copy of such draft press release at least [***] prior to its intended publication for Repare’s review. Repare may provide Roche with suggested modifications to such draft press release, and Roche shall consider Repare’s suggestions with respect to such press release in good faith. Following the initial press release, Repare and Roche shall work together to define appropriate communication channels, such as press releases and investor updates, to communicate the achievement of milestones and other activities under this Agreement, and the language contained in the Parties’ press releases concerning this Agreement shall follow any guidelines that may be mutually developed by the Parties. Repare shall only issue press releases related to the activities contemplated by this Agreement that (i) consist of factual statements disclosing receipt of any Regulatory Approval of any Licensed Product, (ii) have been approved by Roche (such approval not to be unreasonably withheld, conditioned, or delayed), or (iii) are, in the reasonable opinion of Repare’s legal counsel, required to comply with applicable Laws, including the rules and regulations promulgated by the SEC or any other Governmental Authority or securities exchange on which securities issued by Repare or any of its Affiliate are traded. In the circumstances set forth in clauses (i)-(iii) above, Repare shall, to the extent it is able to do so while complying with applicable Laws, provide Roche with a draft press release at least [***] prior to its intended publication for Roche’s review. During such period, Roche shall (A) approve the draft press release and permit Repare to issue the press release, (B) contact Repare to discuss modifications to the draft press release, or (C) solely in the case of press releases that Repare desires to issue under clause (ii) above, contact Repare and disapprove the press release. If Roche asks for modifications of a press release that Repare desires to issue under clause (ii) above, then Repare shall either make such modifications or work with Roche to arrive at a press release that Roche approves. If Repare issues a press release

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related to the activities contemplated by this Agreement without Roche’s approval, then such press release must, in the reasonable opinion of Repare’s legal counsel, be required to comply with applicable Laws. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 13.3(a), the Parties shall coordinate in advance with each other in connection with the redaction of certain provisions of this Agreement (together with all exhibits and schedules) with respect to any filings with the SEC, London Stock Exchange, the UK Listing Authority, NYSE, NASDAQ, or any other securities exchange on which securities issued by a Party or a Party’s Affiliate are traded (the “Redacted Version”), and each Party shall use Commercially Reasonable Efforts to seek confidential treatment for such terms as may be reasonably requested by the other Party, and the Parties shall use Commercially Reasonable Efforts to file redacted versions with applicable governing bodies that are consistent with the Redacted Version.
(b)
Other Disclosures. Either Party may disclose the terms of this Agreement:
(i)
to any actual or potential acquirer, assignee, licensee, licensor, investment banker, institutional investor, lender, or other financial partner, but such disclosure shall solely be of the Redacted Version, it being understood and agreed that, in connection with a proposed Change of Control with respect to such Party, only after negotiations with the proposed Third Party acquirer have progressed so that such Party reasonably and in good faith believes it is in the final round of negotiations with such Third Party regarding execution of a definitive agreement with such Third Party with respect to the proposed transaction may such Party provide an unredacted version of this Agreement to such Third Party; or
(ii)
to Third Party attorneys, professional accountants, and auditors who are engaged by any licensor, licensee, acquiror, or lender and who are under obligations of confidentiality not to disclose the unredacted terms of this Agreement to such licensor, licensee, acquiror, or lender for the purpose of confirming such Party’s compliance with the terms of its applicable agreement(s) with such licensor, licensee, acquiror, or lender.
Section 13.4
Publications. Each Party acknowledges that it is the other Party’s policy for Clinical Trials and results thereof to be registered and published in accordance with such other Party’s internal guidelines. Roche, in accordance with its internal policies and procedures, shall have the right (subject to the provisions set forth in this Section 13.4) to make Publications with respect to all Clinical Trials of Licensed Products and results thereof on the Clinical Trial registries that are maintained by or on behalf of Roche. Except with respect to Ongoing Trials (TRESR and ATTAC) (with respect to which Repare shall have the right to make Publications (subject to the provisions set forth in this Section 13.4)), Repare shall not make any Publication with respect to any Clinical Trial of any Licensed Product or results thereof on its Clinical Trial registry, but may provide a link to Roche’s Clinical Trial registry on Repare’s Clinical Trial registry. With respect to publications regarding Ongoing ISTs, such publications are governed by the IST contract(s) between Repare and the applicable investigator(s), but Repare will use reasonable efforts (which will not require Repare to pay any amounts or agree to any contractual concessions) to try to amend such agreements as needed to enable such publications to be subject to the terms of this Section 13.4. The Parties agree that neither Party nor any of either Party’s Affiliates shall have the right to make any Publication except as provided herein. If either Party or any of either Party’s Affiliates

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desires to make a Publication, such Party or Affiliate (as applicable) must comply with the following procedure:
(a)
Review by the Non-Publishing Party. The publishing Party shall provide the non-publishing Party with an advanced draft copy of the proposed Publication, and the non-publishing Party shall then have [***] prior to submission for any Publication ([***] in the case of an abstract or oral presentation) in which to review, provide comments on such Publication, including (i) delaying sufficiently long to permit the timely preparation and filing of a patent application or (ii) specifying changes the non-publishing Party reasonably believes are necessary to preserve any Patents or Know-How belonging (whether through ownership or license, including under this Agreement) in whole or in part to the non-publishing Party, and the publishing Party shall implement all such reasonable and timely comments provided by the non-publishing Party. If the non-publishing Party notifies (each such notice, a “Publishing Notice”) the Publishing Party in writing, within [***] after receipt of the advanced draft copy of the proposed publication or presentation (or [***] in the case of oral presentations), that such publication or presentation, in its reasonable judgment, contains an invention, solely or jointly conceived or reduced to practice by the non-publishing Party, for which the non-publishing Party reasonably desires to obtain patent protection, the Publishing Party shall delay such publication for a period reasonably sufficient to permit the timely preparation and filing of a patent application(s) on such invention, but in no event more than [***] from the date of the Publishing Notice.
(b)
Removal of Confidential Information. In addition, if the non-publishing Party informs the publishing Party that such Publication, in the non-publishing Party’s reasonable judgment, discloses any Confidential Information of the non-publishing Party, such Confidential Information shall be deleted from the Publication.
(c)
[***].
(d)
Authorship. Each Party shall ensure that each of its Publications is consistent with ICMJE authorship criteria and any publication policy referenced in any applicable Clinical Trial protocol or included as an exhibit in any applicable Clinical Trial agreement with any applicable Clinical Trial site.
(e)
Scientific Conferences. Each Party shall have the right to present its Publications approved pursuant to this Section 13.4 at scientific conferences, including at any conferences in any country in the world, subject to any reasonable conditions imposed by the non-publishing Party in its comments.
Section 13.5
Term. All obligations under Section 13.1, Section 13.2, Section 13.3, and Section 13.6 shall survive termination or expiration of this Agreement and shall expire [***] following termination or expiration of this Agreement.
Section 13.6
Return of Confidential Information.
(a)
Obligations to Return or Destroy. Upon the expiration or termination of this Agreement, the Receiving Party shall return to the Disclosing Party or destroy (at the Disclosing

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Party’s election) all Confidential Information received by the Receiving Party or any of its Affiliates from the Disclosing Party or any of its Affiliates (and all copies and reproductions thereof) except to the extent required to be maintained by Regulatory Authorities or an administrative or court order (but any such retained copies may only be used or disclosed as required by such Regulatory Authorities or administrative or court order). In addition, the Receiving Party shall destroy:
(i)
any notes, reports, or other documents prepared by the Receiving Party or any of its Affiliates that contain Confidential Information of the Disclosing Party or any of its Affiliates; and
(ii)
any Confidential Information of the Disclosing Party or any of its Affiliates (and all copies and reproductions thereof) that is in electronic form or cannot otherwise be returned to the Disclosing Party.
(b)
Electronic Back-Up Media. Nothing in this Section 13.6 shall require the alteration, modification, deletion, or destruction of archival tapes or other electronic back-up media made in the ordinary course of business, but the Receiving Party shall continue to be bound by its obligations of confidentiality and other obligations under this Article XIII with respect to any Confidential Information contained in such archival tapes or other electronic back-up media indefinitely.
(c)
Retained Copies. Notwithstanding the foregoing in this Section 13.6:
(i)
the Receiving Party’s legal counsel may retain one copy of the Disclosing Party’s (and its Affiliates’) Confidential Information solely for the purpose of determining the Receiving Party’s continuing obligations under this Article XIII; and
(ii)
the Receiving Party may retain the Disclosing Party’s (and its Affiliates’) Confidential Information and its own notes, reports, and other documents:
(A)
to the extent reasonably required (1) to exercise the rights and licenses of the Receiving Party expressly surviving expiration or termination of this Agreement; or (2) to perform the obligations of the Receiving Party expressly surviving expiration or termination of this Agreement; or
(B)
to the extent it is impracticable to return or destroy such Confidential Information without incurring disproportionate cost.

Notwithstanding the return or destruction of the Disclosing Party’s (and its Affiliates’) Confidential Information, the Receiving Party shall continue to be bound by its obligations of confidentiality and other obligations under this Article XIII.

Section 13.7
Vicarious Responsibility. The Receiving Party shall be responsible for any action or omission by any disclosee of the Receiving Party that would breach this Article XIII if such action or omission were undertaken or not undertaken by the Receiving Party.

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Section 13.8
Non-Use of Name. Neither Party shall use the name, symbol, trademark, trade name, or logo of the other Party or its Affiliates in any press release, publication, or other form of public disclosure without the prior written consent of the other Party, except for those disclosures for which consent has already been obtained.
Section 13.9
Information Security Incident.
(a)
Notification. Each Party shall provide to the other Party written notice within [***] of such Party’s confirmation of an Information Security Incident with respect to the other Party’s Confidential Information. Such notice shall describe in reasonable detail the Information Security Incident, including the other Party’s Confidential Information impacted, the extent of such impact, and any corrective action taken or to be taken by such Party. In addition, if a Party reasonably suspects (even if it has not confirmed) that an actual or attempted Information Security Incident has occurred with respect to the other Party’s Confidential Information, then the Party shall promptly notify the other Party of such suspected actual or suspected Information Security Incident.
(b)
Non-Disclosure. Except to the extent required by applicable Law, neither Party shall disclose any information related to an actual or suspected Information Security Incident of the other Party’s Confidential Information to any Third Party without the other Party’s prior written consent (such consent not to be unreasonably withheld, conditioned, or delayed).
Article 14

Article XIV

Representations and Warranties

Section 14.1
Mutual Representations. Repare and Roche each represents and warrants to the other Party, as of the Execution Date, that:
(a)
Authority. Such Party is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.
(b)
Consents. All necessary consents, approvals, and authorizations of all Governmental Authorities and other Persons required to be obtained by it as of the Execution Date in connection with the execution, delivery, and performance of this Agreement have been obtained, except for authorizations and consents that may be necessary under Antitrust Law.
(c)
No Conflict. Notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement, the performance of such Party’s obligations under this Agreement, and the licenses and sublicenses to be granted pursuant to this Agreement (i) do not and will not conflict with or violate any requirement of any applicable Laws existing as of the Execution Date and (ii) do not and will not conflict with, violate, breach, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement, or other instrument, or any provision thereof, oral or written, to which such Party is a party or by which such Party or any of its Affiliates is bound, existing as of the Execution Date.

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(d)
Enforceability. This Agreement has been duly executed and delivered on behalf of such Party and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, and other similar laws affecting creditors’ rights generally and by general principles of equity.
(e)
Employee Obligations. To such Party’s knowledge, none of such Party’s employees, nor any of such Party’s Affiliates’ employees, who have been, are, or will be involved in the Collaboration under this Agreement are, as a result of the nature of such Collaboration to be conducted by the Parties, in violation of any covenant in any contract with any Third Party relating to non-disclosure of proprietary information, noncompetition, or non-solicitation.
Section 14.2
Additional Repare Representations. Repare represents and warrants to Roche, as of the Execution Date, as follows:
(a)
Repare has disclosed to Roche (i) the results of all preclinical testing of Molecules and Licensed Products in its possession and Control and (ii) all information in its possession and Control concerning side effects, injury, toxicity, or sensitivity reaction with respect to Molecules and Licensed Products.
(b)
Except as set forth in Schedule 14.2, Repare has all rights, authorizations, assignments, and consents necessary to grant all rights and licenses it purports to grant to Roche under this Agreement, including through joint ownership of certain data and potentially patentable inventions that arose from pre-clinical and clinical studies conducted under agreements between Repare and academic institutions or, solely with respect to combination therapy studies with the Lead Molecule, with non-academic Third Parties that Control the compounds that were used in such combination therapy studies, except for authorizations and consents that may be necessary under Antitrust Law.
(c)
Except as set forth in Schedule 14.2, Repare has not granted any right or license to any Third Party under any Repare Intellectual Property that conflicts with or limits the scope of the rights or licenses granted to Roche hereunder.
(d)
There are no claims, litigations, suits, actions, disputes, arbitrations, or legal, administrative, or other proceedings or governmental investigations pending or, to Repare’s knowledge, threatened against Repare, and Repare is not a party to any judgment or settlement, which would be reasonably expected to adversely affect or restrict the ability of Repare to consummate the transactions contemplated under this Agreement or to perform its obligations under this Agreement, or which would materially and adversely affect the Repare Intellectual Property, or Repare’s Control thereof, or any Licensed Product.
(e)
To Repare’s knowledge, the issued Repare Patents have been properly maintained and are not invalid or unenforceable, in whole or in part.
(f)
None of the Repare Patents is subject to any pending re-examination, opposition, interference, or litigation proceeding or inter partes review, post grant review, or covered business methods review. Repare has no knowledge of the existence of any patent or

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patent application owned by any Third Party that is reasonably likely to prevent Roche from making, having made, using, offering for sale, selling, or importing in the Territory the Licensed Product containing the Lead Molecule in the form Developed by Repare prior to the Effective Date.
(g)
Neither Repare nor any of its Affiliates has granted any lien or security interest on any of the Repare Intellectual Property, and such intellectual property is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien, or charge of any kind, in each case that would conflict or limit any of the rights granted to Roche hereunder.
(h)
Schedule 14.2(h) contains a complete and accurate list of all Repare Patents as of the Execution Date, indicating any co-owner(s), if applicable. Except as set forth on Schedule 14.2(h), neither Repare nor any of its Affiliates owns or Controls any Patent that is necessary or, to Repare’s reasonable belief as of the Execution Date, reasonably useful to Develop, Manufacture, or Commercialize any Licensed Product.
(i)
Except as set forth in Schedule 14.2, Repare owns all of the Repare Intellectual Property, including through joint ownership of certain data and potentially patentable inventions that arose from pre-clinical and clinical studies conducted under agreements between Repare and academic institutions or, solely with respect to combination therapy studies with the Lead Molecule, with non-academic Third Parties that Control the compounds that were used in such combination therapy studies. The Repare Know-How is legitimately in the possession of Repare and has not been misappropriated from any Third Party. Repare has taken reasonable measures to protect the confidentiality of the trade secrets in the Repare Know-How.
Section 14.3
Additional Roche Representations. Roche represents and warrants to Repare, as of the Execution Date, as follows:
(a)
Roche has all rights, authorizations, and consents necessary to grant all rights and licenses it purports to grant to Roche under this Agreement, except for authorizations and consents that may be necessary under Antitrust Law.
(b)
There are no claims, litigations, suits, actions, disputes, arbitrations, or legal, administrative, or other proceedings or governmental investigations pending or, to Roche’s knowledge, threatened against Roche, and Roche is not a party to any judgment or settlement, which would be reasonably expected to adversely affect or restrict the ability of Roche to consummate the transactions contemplated under this Agreement or to perform its obligations under this Agreement, or which would materially and adversely affect the Roche Intellectual Property, or Roche’s Control thereof, or any Licensed Product.
Section 14.4
Covenants.
(a)
Mutual Covenants. Each Party hereby covenants to the other Party that:
(i)
all employees of such Party or any of its Affiliates, Licensee Partners, or Third Party Contractors conducting any activities under this Agreement will be under appropriate confidentiality and non-use obligations at least as protective of the other Party’s Confidential

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Information as are those contained in this Agreement and, to the extent permitted under applicable Law, the obligation to assign all right, title, and interest in and to their inventions, discoveries, and other Know-How arising from such activities, whether or not patentable, to such Party as the sole owner thereof;
(ii)
neither such Party nor any of its Affiliates shall, during the Term, grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls that would conflict with any of the rights or licenses granted to the other Party hereunder;
(iii)
such Party and its Affiliates and Licensee Partners shall perform their activities pursuant to this Agreement in compliance (and shall ensure compliance by each of its (sub)contractors) in all material respects with all applicable Laws, including GCP, GLP, and GMP, as applicable;
(iv)
such Party shall disclose to the other Party all material information that comes into its possession and Control concerning side effects, injury, toxicity, or sensitivity reaction with respect to Molecules and Licensed Products in accordance with the terms of the Pharmacovigilance Agreement.
Section 14.5
Disclaimer. Except as otherwise expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test commenced under this Agreement; (b) the safety or usefulness for any purpose of any technology or materials, including any Licensed Product; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Agreement.
Article 15

Article XV

Indemnification; Product Liabilities

Section 15.1
Indemnification by Roche. Roche agrees, at Roche’s cost and expense, to defend, indemnify, and hold harmless Repare and its Affiliates and their respective directors, officers, employees, and agents (the “Repare Indemnified Parties”) from and against any Damages arising out of any Claim to the extent arising out of:
(a)
any breach by Roche of any of its representations, warranties, or obligations under this Agreement;
(b)
the negligence, willful misconduct, or violation of Law of Roche or any of its Affiliates, Licensee Partners, or Third Party Contractors in connection with Roche’s performance of its obligations or exercise of its rights under this Agreement; or

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(c)
any activities related to any Molecule or Licensed Product (e.g., Product Liability Claims) conducted by or on behalf of Roche or any of its Affiliates or Licensee Partners;

in each case, except to the extent that Repare has an indemnification obligation pursuant to Section 15.2 for such Damages.

Section 15.2
Indemnification by Repare. Repare agrees, at Repare’s cost and expense, to defend, indemnify, and hold harmless Roche and its Affiliates and their respective directors, officers, employees, and agents (the “Roche Indemnified Parties”) from and against any Damages arising out of any Claim to the extent arising out of:
(a)
any breach by Repare of any of its representations, warranties, or obligations under this Agreement;
(b)
the negligence, willful misconduct, or violation of Law of Repare or any of its Affiliates, Licensee Partners, or Third Party Contractors in connection with Repare’s performance of its obligations or exercise of its rights under this Agreement;
(c)
except as may be provided in any executed Repare Trial Collaboration Agreement, any Ongoing Trial or Repare Trial; or
(d)
any activities related to any Molecule or Licensed Product (e.g., Product Liability claims) conducted by or on behalf of Repare or any of its Affiliates or (sub)licensees;

in each case, except to the extent that Roche has an indemnification obligation pursuant to Section 15.1 for such Damages.

Section 15.3
Indemnification Procedures. In the event of any such Claim against any of the Roche Indemnified Parties or Repare Indemnified Parties (each, an “Indemnified Party”), as applicable, by any Third Party, such Indemnified Party shall promptly, and in any event within ten (10) Business Days, notify the applicable indemnifying Party (the “Indemnitor”) in writing of the Claim. The Indemnitor shall have the right, exercisable by notice to the Indemnified Party within ten (10) Business Days after receipt of notice from the Indemnified Party of the Claim, to assume direction and control of the defense, litigation, settlement, appeal, or other disposition of the Claim (as long as such Claim is solely for monetary damages and the Indemnitor agrees to pay all Damages relating to such matter, as evidenced in a written confirmation delivered by the Indemnitor to the Indemnified Party) with counsel selected by the Indemnitor and reasonably acceptable to the Indemnified Party. Any failure to provide timely notice of a Claim by a Third Party shall not limit an Indemnified Party’s right for indemnification hereunder except to the extent such failure results in actual prejudice to the Indemnitor. The Indemnified Parties shall cooperate with the Indemnitor and may, at their option and expense, be separately represented in any such action or proceeding. The Indemnitor shall not be liable for any litigation costs or expenses incurred by the Indemnified Parties without the Indemnitor’s prior written authorization for so long as the Indemnitor controls such litigation. In addition, the Indemnitor shall not be responsible for the indemnification or defense of any Indemnified Party to the extent arising from any negligent or intentional acts by any Indemnified Party or the breach by such Indemnified Party of any representation, obligation, or warranty under this Agreement, or any Claim compromised or settled without the Indemnitor’s prior written consent. The Indemnitor shall not settle any such Claim,

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unless such settlement fully and unconditionally releases the Indemnified Party from all liability relating thereto, unless the Indemnified Party otherwise agrees in writing. Each Party shall use reasonable efforts to mitigate Damages indemnified under this Article XV.
Section 15.4
Shared Territory Damages. During the P/L Sharing Period, the Parties shall share in any Shared Territory Damages in accordance with Exhibit B. Such Shared Territory Damages shall be deemed to be Shared Development Costs (if incurred prior to the First Commercial Sale of the first Licensed Product containing the Lead Molecule in the U.S. Territory) or be included as Other Shared Expenses as part of the Profit & Loss Share (if incurred after the First Commercial Sale of the affected Licensed Product in the U.S. Territory). If either Party receives notice of a Claim that could lead to Shared Territory Damages, such Party shall inform the other Party in writing as soon as reasonably practicable and the Parties shall discuss a strategy on how to defend against such Claim.
Section 15.5
LIMITATION OF LIABILITY. EXCEPT WITH RESPECT TO A BREACH OF Article XIII, OR A PARTY’S LIABILITY PURSUANT TO Section 15.1 OR Section 15.2, NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE, OR OTHER INDIRECT DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS.
Section 15.6
Insurance. Each Party shall maintain, at its cost, insurance against liability and other risks associated with its activities and obligations under this Agreement, including its indemnification obligations hereunder, in such amounts, subject to such deductibles, and on such terms as are customary for the activities to be conducted by it under this Agreement. Each Party shall furnish to the other Party evidence of such insurance upon request.
Article 16

Article XVI

Term and Termination

Section 16.1
Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to Section 16.2 or Section 18.5, shall remain in effect until it expires (the “Term”) as follows:
(a)
If Repare timely exercises the P/L Sharing Opt-In Right and the P/L Sharing End Date does not occur before the expiration of the Royalty Term for the Licensed Products containing the Lead Molecule in the U.S. Territory, this Agreement shall expire with respect to the Licensed Products containing the Lead Molecule in the Shared Territory on the P/L Sharing End Date. If Repare does not timely exercises the P/L Sharing Opt-In Right or if the P/L Sharing End Date occurs before the expiration of the Royalty Term for the Licensed Products containing Lead Molecule in the U.S. Territory, this Agreement shall expire in the U.S. Territory on a Licensed Product-by-Licensed Product basis on the date of the expiration of the Royalty Term with respect to such Licensed Product in the U.S. Territory.

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(b)
On a Licensed Product-by-Licensed Product and country-by-country basis in the License Territory, this Agreement shall expire on the date of the expiration of the Royalty Term with respect to such Licensed Product in such country.
(c)
This Agreement shall expire in its entirety with respect to the License Territory only upon the expiration of all applicable Royalty Terms in the License Territory under this Agreement with respect to all Licensed Products in the License Territory.

For the avoidance of doubt, this Agreement shall not be effective until the Effective Date, and this Agreement may be subject to termination prior to the Effective Date as set forth in Section 17.1.

Section 16.2
Termination.
(a)
Termination by Roche for Convenience. Roche shall have the right to terminate this Agreement, in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis, for convenience (x) prior to the first First Commercial Sale of the first Licensed Product in the Territory by providing [***] prior written notice to Repare and (y) following the first First Commercial Sale of the first Licensed Product in the Territory by providing [***] prior written notice to Repare. Notwithstanding anything to the contrary in the foregoing, [***] and (iii) if Roche terminates this Agreement with respect to any Licensed Product at a time in which Roche does not have a bona fide active Development or Commercialization Program for any other Licensed Product, then this Agreement shall terminate in its entirety.
(b)
Termination for Material Breach. This Agreement may be terminated (x) in its entirety by either Party for the material breach of this Agreement by the other Party or (y) on a Licensed Product-by-Licensed Product or country-by-country basis for the material breach of this Agreement with respect to such Licensed Product or country (as applicable), in each case ((x) and (y)) if the breaching Party has not cured such material breach within [***] after the date of written notice to the breaching Party of such breach (or [***], in the case of Roche’s or Repare’s payment obligations under this Agreement) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement pursuant to this Section 16.2(b). If the breaching Party has a bona fide dispute as to whether such breach occurred or has been cured, it will so notify the non-breaching Party, and the expiration of the Cure Period shall be tolled until such dispute is resolved pursuant to Section 18.1 or Section 18.2, as applicable. Upon a determination of breach or failure to cure, the breaching Party may have the remainder of the Cure Period to cure such breach. Any such termination of this Agreement under this Section 16.2(b) shall become effective at the end of the Cure Period, unless the breaching Party has cured such material breach prior to the expiration of such Cure Period or the non-breaching Party has withdrawn its termination. Notwithstanding anything to the contrary in the foregoing, [***].
(c)
Termination for Insolvency. To the extent permitted by Law, this Agreement may be terminated by either Repare or Roche upon the filing or institution of bankruptcy, reorganization, liquidation, or receivership proceedings with respect to, or upon an assignment of a substantial portion of the assets for the benefit of creditors by, the other Party; except that,

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in the event of any involuntary bankruptcy or receivership proceeding, such right to terminate shall only become effective if the non-terminating Party consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within ninety (90) days after the filing thereof.
(d)
Termination for Patent Challenge. Except to the extent the following is unenforceable under the applicable Law of a particular jurisdiction where the applicable Repare Patents are pending or issued, if Roche or any of its Affiliates or Licensee Partners, without the prior written consent of Repare, voluntarily commences proceedings (whether before a regulatory or administrative body or a court) anywhere in the world, or requests that any Third Party commence, or voluntarily assists any Third Party in commencing or participating in, proceedings (whether before a regulatory or administrative body or a court) alleging that any claim in any Repare Patent is invalid, unenforceable, or otherwise not patentable, then (i) if Roche or its applicable Affiliate or Licensee Partner withdraws (or causes to be withdrawn) such challenge within [***] after being requested to do so by Repare in writing, Repare shall have no right to terminate this Agreement pursuant to this Section 16.2(d); or (ii) if such challenge is maintained or is not capable of being withdrawn and terminated, Repare shall have the right to terminate this Agreement on [***] written notice to Roche; except that Repare shall have no right to terminate this Agreement pursuant to this Section 16.2(d) if: [***]; (B) such proceedings are commenced or assisted by a Licensee Partner and Roche or its Affiliate promptly terminates such Licensee Partner’s sublicense to any Repare Patent (in all cases within [***] of the commencement of such proceeding); (C) such proceedings are commenced or assisted by an Affiliate of Roche that first becomes such an Affiliate as a result of an acquisition of all or any part of Roche or any of its Affiliates, where such new Affiliate was participating in such proceedings prior to such acquisition; (D) [***]; or (E) [***].
Section 16.3
Effects Of Termination. Upon any termination of this Agreement, the following shall apply with respect to all licenses, Licensed Products, and countries, except with respect to any license, Licensed Product, or country with respect to which Roche’s license has become fully paid-up and royalty-free pursuant to Section 11.3(d):
(a)
Licenses and Re-Assignment. All licenses granted by Repare to Roche under Section 10.1(a), and all licenses granted by Roche to Repare under Section 10.1(b), shall terminate, in their entirety or with respect to the terminated country(ies) and Licensed Product(s), as applicable. Roche shall assign, and is hereby deemed to assign, to Repare, effective as of such termination, all Roche Development Intellectual Property that was assigned by Repare to Roche. Repare hereby grants to Roche, effective upon such re-assignment of such Roche Development Intellectual Property, a non-exclusive, worldwide, sublicensable (through multiple tiers), perpetual, fully paid-up right and license under the re-assigned Roche Development Intellectual Property as necessary or reasonably useful for any Development (but, for the avoidance of doubt, not for any Commercialization) activity.
(b)
Continuation Election Notice. Upon any termination of this Agreement, if Repare desires to continue Development or Commercialization of Licensed Product(s), Repare shall give a Continuation Election Notice to Roche within [***] of the applicable notice of termination.

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(i)
Upon receipt of a timely Continuation Election Notice, and to the extent reasonably requested by Repare, Roche shall:
(A)
provide to Repare a fair and accurate summary report of the status of Development, Manufacture, and Commercialization activities conducted by Roche with respect to the Molecules and Licensed Products within [***] of receipt of such Continuation Election Notice;
(B)
grant (and is hereby deemed to grant) to Repare, effective upon termination of this Agreement, an exclusive, worldwide, sublicensable (through multiple tiers) right and license in the Field, under the Roche Intellectual Property, solely to Develop, Manufacture, have Manufactured, and Commercialize the terminated Licensed Product(s) and associated Molecule(s) in and for the terminated country(ies). For clarity, the licenses under this Section 16.3(b)(i)(B) shall not include any Patent or Know-How that Roche does not Control. On a Licensed Product-by-Licensed Product basis, Repare shall pay to Roche (in accordance with, and Repare shall comply with, and benefit from, the terms of Section 11.3(c) through Section 11.13 (excluding Section 11.3(c)(ii)); except that, if Repare grants a Third Party a license to Commercialize such Licensed Product, then, if any of Repare’s royalties under such license are reduced due to lack of an applicable Valid Claim, then Roche’s royalties from Repare on the corresponding sales of such Licensed Product by or on behalf of such Third Party would be reduced to the same degree) and all associated definitions, substituting “Repare” for “Roche” and “Roche” for “Repare,” and otherwise mutatis mutandis) a running royalty of [***]. In addition, Repare shall be solely responsible for any payment owed by Roche to any Third Party licensor of any Roche Intellectual Property, and shall be responsible for complying with the terms of any license agreement with any such Third Party licensor, in each case, to the extent arising out of Repare’s exercise of the license granted to Repare under this Section 16.3(b)(i)(B); except that Repare shall have, in its sole discretion, the right not to exercise, in the first instance, or terminate for any reason, its rights under this Section 16.3(b)(i)(B) as to any Patent or Know-How within the Roche Intellectual Property that was in-licensed by Roche.
(C)
if any Clinical Trial of any terminated Licensed Product is being conducted at the time of the termination of this Agreement, assign all Clinical Trial agreements, to the extent such agreements have not been cancelled and are assignable (and, if Roche is required to pay any consideration in order to effect an assignment of any such agreement, Roche shall only assign such agreement to Repare if Repare agrees to pay such consideration);
(D)
To the extent applicable, within a reasonable period of time after termination of this Agreement, each Party shall provide the other with a report of all amounts incurred or acquired by such Party that are subject to the Development Cost Share or the Profit & Loss Share through the effective date of termination for the purpose of calculating a final reconciliation of the Development Cost Share and Profit & Loss Share in accordance with Exhibit B. Each Party shall submit any supporting information reasonably requested by the other Party related to such amounts within [***] after the other Party’s receipt of such request. The Parties, with the assistance of the JSC, shall conduct a final reconciliation of such costs and payments within [***] after receipt of all such supporting information, and an invoice shall be issued to the Party (if any) that owes the other Party a payment to accomplish the cost sharing or payment

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envisioned under this Agreement pursuant to Section 11.4 and Exhibit B. The paying Party shall pay all amounts payable under any such invoice within [***] after its receipt of such invoice.
(E)
promptly transfer and assign to Repare all of Roche’s and its Affiliates’ rights, title, and interests in and to the Product Trademark(s) for the terminated Licensed Product(s) (but not any Roche house marks or composite marks including a house mark) owned by Roche.
(F)
after the effective date of termination, to the extent Roche has the right to do so as soon as reasonably practicable, transfer and assign to Repare all Regulatory Approvals and Regulatory Documentation with respect to the terminated Licensed Product(s) in the terminated country(ies) and a copy of all of the data comprising the global safety database for such Licensed Product(s), but Roche may retain such data and a single copy of such Regulatory Approvals and Regulatory Documentation for its records, and, if such Regulatory Approvals or Regulatory Documentation are necessary or useful for the Development, Manufacture, or Commercialization of any product other than the terminated Licensed Product(s) being transferred to Repare, in place of transferring or assigning the foregoing, Roche shall instead grant Repare a Right of Reference or Use with respect to such approvals or documentation with respect to such Licensed Product(s) in the terminated country(ies). All data shall be transferred in the form and format in which it is maintained by Roche. Original paper copies shall only be transferred if legally required. Roche shall not be required to prepare or finalize any new data, reports, or information under this Section 16.3(b)(i)(F) solely for purposes of transfer to Repare. Repare shall, upon transfer under this Section 16.3(b)(i)(F), have the right to disclose such filings, approvals, and data to (i) Governmental Authorities of the terminated country(ies) to the extent required or desirable to secure government approval for the Development, Manufacture, or Commercialization of the terminated Licensed Product(s) in the terminated country(ies), and to other Third Parties acting on behalf of Repare or any of its Affiliates or (sub)licensees, to the extent reasonably necessary for the Development, Manufacture, or Commercialization of the terminated Licensed Product(s) in the terminated country(ies);
(G)
transfer to Repare all existing and available clinical quantities of the terminated Licensed Product(s) and associated Molecule(s) at Roche’s manufacturing costs for such quantities;
(H)
if any terminated Licensed Product is marketed in any terminated country on the date of the notice of termination of this Agreement, Roche shall use Commercially Reasonable Efforts to supply Repare and its Affiliates with comparable quantities of such Licensed Product in the form, formulation, and presentation as were being Commercialized immediately prior to termination of this Agreement under a Manufacturing transfer and transition plan for a period that shall not exceed [***] from the effective date of the terminations of this Agreement at a price to be agreed by the Parties in good faith, but in no event exceeding (i) Roche’s Manufacturing Costs, if such Licensed Product is manufactured for Roche by a Third Party, or (ii) Roche’s Manufacturing Costs plus a mark-up of [***], if Roche manufactures such Licensed Product itself, as calculated in accordance with Accounting Standards. Repare shall use Commercially Reasonable Efforts to take over the Manufacturing as soon as possible after the effective date of termination;

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(I)
transfer, or have transferred, to Repare or its designee, pursuant to a technology transfer plan to be mutually agreed by the Parties, acting reasonably and in good faith, all Know-How Controlled by Roche that is (1) necessary to Manufacture the terminated Licensed Product(s) as Manufactured by or on behalf of Roche and its Affiliates prior to termination of this Agreement or (2) has been incorporated in regulatory documentation submitted to a Regulatory Authority in support of Development or Commercialization of the terminated Licensed Product(s), and Roche shall, for a period of [***] from the start of such technology transfer, provide reasonable assistance in connection with the transfer of such Know-How to Repare or its designee; and
(J)
in the event Roche was utilizing a Third Party manufacturer to Manufacture the terminated Licensed Product(s), to the extent permitted by the terms of such contract, promptly assign to Repare the manufacturing agreements with such Third Party with respect to such Licensed Product(s).

In addition, the provisions of Section 12.2 through Section 12.9 shall terminate, Repare will have the first right (but not the obligation) to Prosecute each Joint Collaboration Patent, and Roche shall provide reasonable assistance to Repare, and shall cooperate with Repare, in connection with the transition of Prosecution responsibilities to Repare for each Joint Collaboration Patent, including execution of such documents as may be necessary to effect such transition.

(c)
Obligations Related to Ongoing Activities. If Repare provides a timely Continuation Election Notice, then, from the date of notice of termination until the effective date of termination, Roche shall, at Repare’s request, continue activities, including preparatory activities, ongoing as of the date of notice of termination with respect to the terminated Licensed Product(s) and terminated country(ies). However, Roche shall not be obliged to initiate any new activities not ongoing at the date of notice of termination. After the effective date of termination, Roche shall have no obligation to perform or complete any activities, or to make any payments for performing or completing any activities under this Agreement, with respect to the terminated Licensed Product(s) and terminated country(ies), except as expressly stated herein. Notwithstanding the foregoing, upon the request of Repare, Roche shall Complete any Clinical Trial of the terminated Licensed Product(s) that is being conducted under its IND for the terminated Licensed Product(s) and is ongoing as of the effective date of termination, as long as both Repare and Roche, in their reasonable judgment, have concluded that Completing such Clinical Trial does not present an unreasonable risk to patient safety; except that:
(i)
Roche shall have no obligation to recruit or enroll any additional patients for such Clinical Trial after the date of termination of this Agreement; and
(ii)
Repare shall reimburse Roche for all of its Development Costs that arise after the effective date of termination of this Agreement in completing such Clinical Trial.
(d)
Direct License. Irrespective of anything to the contrary in this Agreement:
(i)
each Compulsory Sublicense shall become a direct license from Repare, to the extent required by applicable Law;

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(ii)
[***] shall, upon the written request of Roche, become a direct license from Repare, in each case ((X) and (Y)) as long as (A) such Licensee Partner is not then in breach of its sublicense agreement, (B) in the case of termination by Repare for breach by Roche, such Licensee Partner and any downstream Licensee Partner(s) did not cause the breach that gave rise to the termination by Repare, (C) in the case of termination for a payment breach relating to such Licensee Partner’s territory, such payment breach has been cured, (D) such Licensee Partner is diligently Developing or Commercializing the Licensed Products in the country(ies) in which such Licensee Partner has a sublicense, (E) such Licensee Partner agrees to be bound directly to Repare under the terms and conditions of such sublicense agreement [***]
(iii)
[***], become a direct license from Repare, as long as (A) such Licensee Partner is not then in breach of its sublicense agreement, (B) in the case of termination by Repare for breach by Roche, such Licensee Partner and any downstream Licensee Partner(s) did not cause the breach that gave rise to the termination by Repare, (C) in the case of termination for a payment breach relating to such Licensee Partner’s territory, such payment breach has been cured, (D) such Licensee Partner is diligently Developing or Commercializing the Licensed Products in the country(ies) in which such Licensee Partner has a sublicense, (E) such Licensee Partner agrees to be bound directly to Repare under the terms and conditions of such sublicense agreement [***].
(e)
Ancillary Agreement. Unless otherwise agreed by the Parties, the termination of this Agreement in its entirety shall cause the automatic termination of all ancillary agreements related hereto, if any.
(f)
Companion Diagnostics. If Repare desires to have access to any Companion Diagnostic associated with any terminated Licensed Product following termination of this Agreement, it shall notify Roche accordingly in the Continuation Election Notice, and Roche shall use good faith efforts to provide Repare with such access.
(g)
Limitations on Grant-Backs; Transfer Expenses. For purposes of clarity, irrespective of anything to the contrary in this Agreement:
(i)
All transfers and licenses from Roche to Repare (or other obligations of Roche) under this Section 16.3 are solely with respect to Licensed Product(s) that are not Combination Product(s) or, subject to Section 16.3(f), diagnostic product(s). Such transfers, licenses, and obligations do not extend to other therapeutically active ingredients or products, even if physically mixed, combined, or packaged together with a Licensed Product, and even if a Licensed Product is intended (according to the investigation plan, proposed labeling, or actual labeling, as applicable) for use with such other therapeutically active ingredients or products.
(ii)
In connection with research studies, Clinical Trials, or other activities associated with the Development and Commercialization of Licensed Products, Roche may have collected (A) personally identifiable information about individual human subjects or (B) human biological samples (collectively, “PII/Samples”). Legal and contractual restrictions may apply to such PII/Samples. Roche shall have no obligation to transfer such PII/Samples unless necessary for the continued development of the terminated Licensed Product(s), in which case Roche shall not be obliged to transfer any PII/Samples that Roche in good faith believes would be prohibited or would subject Roche to potential liability by reason of applicable Law, contractual restrictions,

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or insufficient patient consent. If Roche transfers any such PII/Samples, the Parties will enter into the relevant agreements under applicable data privacy laws (such as a data transfer agreement) when required. Upon the transfer of such PII/Samples by Roche, Repare shall use such PII/Samples for the sole purpose of Developing and Commercializing the Licensed Products, and Repare shall be responsible for the correct and lawful use of the PII/Sample in compliance with the applicable data protection laws, the informed consent forms, and privacy notices (including potential re-consenting of the patients at Repare’s costs if the legal basis for the processing of the patients’ data was their explicit consent).
(iii)
[***].
(iv)
Unless otherwise agreed to by the Parties, transfer of physical materials that are required under this Section 16.3 shall be delivered by international courier FCA (location where materials stored at time of transfer) Incoterms 2020.
(v)
Repare may not use any documents or materials provided by Roche as part of the license or transfer to Repare under this Section 16.3 as evidence in any legal proceedings against Roche unless Repare has also obtained such documents or materials through means other than as part of the license or transfer to Repare under this Section 16.3.
Section 16.4
Survival. Upon any termination or expiration of this Agreement, unless otherwise specified in this Agreement and except for any rights or obligations that have accrued prior to the effective date of termination or expiration, all rights and obligations of each Party under this Agreement shall terminate, except that Article I, Section 10.8, Section 10.9, Section 11.3(d), Section 11.6 (for [***] following the termination or expiration of this Agreement), Section 11.7 (for [***] following the termination or expiration of this Agreement), Section 11.8 through Section 11.13 (in relation to any payment obligations accrued prior to expiration or termination), Section 12.1, Section 13.5, Section 15.1 through Section 15.5, Section 16.3 through Section 16.6, and Section 18.2 through Section 18.20 shall survive any such termination or expiration of this Agreement.
Section 16.5
Termination a Nonexclusive Remedy. Termination of this Agreement shall be in addition to, and shall not prejudice, the Parties’ remedies at law or in equity, including the Parties’ ability to receive legal damages or equitable relief with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.
Section 16.6
Accrued Liabilities. Except as otherwise specifically provided herein, expiration or termination of this Agreement shall not relieve either Party of any liability or obligation that accrued hereunder prior to the effective date of such expiration or termination, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party’s right to obtain performance of any obligation.

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Article 17

Article XVII

Government Approvals

Section 17.1
Government Approvals.
(a)
Antitrust Filings. Each of Repare and Roche shall promptly (and with respect to filings under the HSR Act, within [***] after the Execution Date) make any required filings under any Antitrust Laws with respect to the transactions contemplated under this Agreement (the “Antitrust Filings”). The Parties shall cooperate with one another to the extent necessary in the preparation of each such Antitrust Filing. Each Party shall be responsible for its own costs and expenses associated with each Antitrust Filing; except that the Parties shall equally share all filing fees required to be paid to any Governmental Authority in connection with making each such Antitrust Filing. Unless otherwise agreed by the Parties in writing, this Agreement shall terminate (i) at the election of any Party, immediately upon notice to the other Party, in the event that the FTC or DOJ obtains a preliminary injunction, or obtains or issues a final order under any Antitrust Law enjoining the transactions contemplated by this Agreement, or (ii) at the election of any Party, immediately upon notice to the other Party, in the event that the Effective Date shall not have occurred on or prior to [***] after the filing date of the first Antitrust Filing submitted in relation to this Agreement. Notwithstanding anything to the contrary contained herein, except for this Section 17.1 and the terms and conditions referenced in it, none of the terms and conditions contained in this Agreement shall be effective until the Effective Date.
(b)
Efforts. Each of Repare and Roche shall use Commercially Reasonable Efforts to address any question and eliminate any concern on the part of any Governmental Authority regarding the legality of this Agreement, including cooperating in good faith with any Governmental Authority investigation, promptly producing any documents and information and providing witness testimony if reasonably requested by any applicable Governmental Authority. Notwithstanding anything to the contrary in this Agreement, this Section 17.1 and the term “Commercially Reasonable Efforts” do not require that any Party (i) offer, negotiate, commit to, or effect, by consent decree, hold separate order, trust, or otherwise, the sale, divestiture, license, or other disposition of any capital stock, assets, rights, products, or businesses of Repare, Roche, or any of their respective Affiliates, (ii) agree to any restrictions on the businesses of Repare, Roche, or any of their respective Affiliates, or (iii) pay any amount or take any other action to prevent, effect the dissolution of, vacate, or lift any decree, order, judgment, injunction, temporary restraining order, or other order in any suit or proceeding that would otherwise have the effect of preventing or delaying the transactions contemplated by this Agreement.
(c)
Cooperation. Each of Repare and Roche shall, in connection with each Antitrust Filing, (i) reasonably cooperate with each other in preparing and responding to any communication, filing, or submission, including any proceeding initiated by a private party; (ii) keep the other Party or its counsel informed of any substantive communication received by such Party from, or given by such Party to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by this Agreement; (iii) consult with each other in advance of any meeting or conference with any Governmental Authority or, in connection with any proceeding

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by a private party, with any other Person, and, to the extent permitted by such Governmental Authority or applicable Law, give the Parties or their counsel the opportunity to attend and participate in such meetings and conferences; and (iv) permit the other Party or its counsel to review in advance any substantive submission, filing, or communication (and documents submitted therewith) intended to be given by it to any Governmental Authority, considering in good faith the views of the other Party and incorporating its reasonable comments; except that materials may be redacted to remove references concerning sensitive, confidential information or to preserve any privilege. Repare and Roche, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other Party under this Section 17.1(c) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (Repare or Roche, as the case may be) or its legal counsel.
(d)
Assistance Unrelated to Antitrust Law. Subject to this Section 17.1, Repare and Roche shall cooperate and use Commercially Reasonable Efforts to make all other registrations, filings, and applications, to give all notices, and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits, and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.
(e)
No Further Obligations. If this Agreement is terminated pursuant to this Section 17.1, then, notwithstanding any provision in this Agreement to the contrary, no Party shall have any further obligation to the other Party with respect to the subject matter of this Agreement.
Article 18

Article XVIII

Miscellaneous

Section 18.1
Dispute Resolution. Except for any disagreements that are resolved in accordance with Section 2.2, the Parties agree that any dispute arising with respect to the interpretation, enforcement, termination, or invalidity of this Agreement (each, a “Dispute”) shall first be presented to the Parties’ respective Executive Officers for resolution. If the Parties are unable to resolve a given Dispute pursuant to this Section 18.1 after discussions between the Executive Officers within [***] after referring such Dispute to the Executive Officers, either Party may, at its sole discretion, seek resolution of such matter in accordance with Section 18.2.
Section 18.2
Submission to Arbitration for Resolution; Waiver of Jury Trial. Subject to Section 18.1, the Parties hereby irrevocably and unconditionally consent to have any action, suit, or proceeding (other than appeals therefrom) arising out of or relating to this Agreement (including any Dispute) exclusively and finally settled by arbitration in accordance with the commercial arbitration rules of the International Chamber of Commerce as in force at the time when initiating the arbitration. The tribunal shall consist of three arbitrators appointed in accordance with said rules. The place of arbitration shall be New York, New York. The language to be used shall be

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English. Any arbitration proceeding hereunder shall be confidential and the arbitrators shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by applicable Law, neither Party shall make (or instruct the arbitrators to make) any public announcement with respect to the proceedings or decision of the arbitrators without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrators, except as required in connection with the enforcement of such award or as otherwise required by applicable Law. Notwithstanding anything to the contrary in this Agreement, any and all issues regarding the scope, construction, validity, or enforceability of any Patent shall be determined in a court of competent jurisdiction under the local patent laws of the jurisdiction having issued such Patent.
Section 18.3
Governing Law. This Agreement and all questions regarding its validity or interpretation, or the performance or breach of this Agreement, shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey, without reference to conflicts of laws principles.
Section 18.4
Assignment.
(a)
Generally. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either Party (whether by operation of law or otherwise) without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may, without the other Party’s written consent, assign this Agreement in its entirety to (i) an Affiliate of such Party or (ii) a Third Party that acquires, by or otherwise in connection with, merger, sale of assets, or otherwise, all or substantially all of the assets or business of the assigning Party to which the subject matter of this Agreement relates, as long as the assignee agrees in writing to assume all of the assigning Party’s obligations under this Agreement. The assigning Party will remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned.
(b)
All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators, and permitted assigns of the Parties. Any purported assignment in violation of this Section 18.4 will be null and void ab initio.
Section 18.5
Debarment. Repare represents and warrants that neither Repare nor any of Repare’s employees has ever been debarred under 21 U.S.C. §335a, disqualified under 21 C.F.R. §312.70 or §812.119, or sanctioned by a Federal Health Care Program (as defined in 42 U.S.C §1320 a-7b(f)), including the federal Medicare or a state Medicaid program, or debarred, suspended, excluded, or otherwise declared ineligible from any other similar federal or state agency or program. In the event Repare or an employee of Repare receives notice of debarment, suspension, sanction, exclusion, ineligibility, or disqualification under the above-referenced statutes, Repare shall immediately notify Roche in writing, and Roche shall have the right, but not the obligation, to terminate this Agreement, effective immediately.
Section 18.6
Effects of Change of Control.

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(a)
If a Party undergoes a Change of Control, then such Party (the “Acquired Party”) shall provide written notice to the other Party (the “Non-Acquired Party”) promptly (but in any event shall notify the Non-Acquired Party within [***]) after completion of such Change of Control.
(b)
Neither the Person acquiring (directly or indirectly) the Acquired Party nor any Affiliate of such Person immediately before such Change of Control will utilize any of the Non-Acquired Party’s Confidential Information for the Development or Commercialization of any molecule or product for the treatment of any Indication for which a Licensed Product is being Developed or Commercialized.
(c)
Notwithstanding anything to the contrary in this Agreement, if a Party undergoes a Change of Control, then any technology or intellectual property rights owned, licensed, or otherwise controlled by the Person acquiring such Party or any of such acquiring Person’s Affiliates (other than one of the Parties or any Affiliate of a Party immediately before such Change of Control) shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquiring Person or its Affiliates (other than the relevant Party to this Agreement or any Affiliate of a Party immediately before such Change of Control) prior to such transaction, or to the extent such technology or intellectual property rights are developed or acquired by such acquiring Person or any of its Affiliates outside the scope of activities conducted hereunder and without use of or reference to any technology or intellectual property rights of the acquired Party (or any Affiliate of such Party immediately before such Change of Control) that are specific to Molecules, or intellectual property rights of the other Party or any of such other Party’s Affiliates that are licensed or otherwise provided to the acquired Party under this Agreement.
Section 18.7
[***].
Section 18.8
Force Majeure. If the performance of any part of this Agreement by a Party is prevented, restricted, interfered with, or delayed by a Force Majeure Event, such Party shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference, or delay. However, the affected Party shall use its Commercially Reasonable Efforts to avoid or remove such causes of non-performance, shall provide prompt written notice to the other Party once such causes are removed, and shall continue performance with the utmost dispatch whenever such causes are removed. Any deadline or time period affected by such Force Majeure Event shall be extended automatically by the number of days equal to the number of days that such Force Majeure Event persisted. If a Force Majeure Event persists for more than [***], the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution, unless the Party affected by the Force Majeure Event has set out a reasonable timeframe and plan to resolve the effects of such Force Majeure Event and executes such plan within such timeframe.
Section 18.9
Notices. Unless otherwise agreed by the Parties or specified in this Agreement, all notices required or permitted to be given under this Agreement shall be in writing and shall be sufficient if: (a) personally delivered; (b) sent by registered or certified mail (return receipt requested and postage prepaid); or (c) sent by express courier service providing evidence

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of receipt and postage prepaid where applicable to the address for a Party set forth below, or such other address for a Party as may be specified in writing by like notice:

[***]	[***]
[***]	[***]

Any such notices shall be effective upon receipt by the Party to whom it is addressed.

Section 18.10
Waiver. Except as otherwise expressly provided in this Agreement, any term of this Agreement may be waived only by a written instrument executed by duly authorized representatives of the Party waiving compliance. The delay or failure of any Party at any time to require performance of any provision of this Agreement shall in no manner affect such Party’s rights at a later time to thereafter enforce such provision. No waiver by any Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of another condition or term.
Section 18.11
Severability. If any provision of this Agreement should be invalid, illegal, or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal, and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. If the Parties cannot agree upon a substitute provision, the invalid, illegal, or unenforceable provision of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid, illegal, or unenforceable provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal, or unenforceable provision.
Section 18.12
Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto) constitutes the entire agreement between the Parties relating to its subject matter, and supersedes all prior and contemporaneous agreements, representations or understandings, either written or oral, between the Parties with respect to such subject matter, including the Confidentiality Agreement. There are no covenants, promises, agreements, warranties, representations, conditions, or understandings, either oral or written, between the Parties with respect to such subject matter other than as set forth herein.
Section 18.13
Modification. No modification, amendment, or addition to this Agreement, or any provision hereof, shall be effective unless reduced to writing and signed by duly authorized representatives of each Party. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance, or any other matter not set forth in an agreement in writing and signed by duly authorized representatives of each Party.
Section 18.14
Independent Contractors; No Intended Third Party Beneficiaries. Nothing contained in this Agreement is intended or shall be deemed or construed to create any relationship of employer and employee, agent and principal, partnership, or joint venture between the Parties. Each Party is an independent contractor. No Party shall assume, either directly or indirectly, any liability of or for the other Party. No Party shall have any express or implied right

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or authority to assume or create any obligations on behalf of, or in the name of, the other Party, nor to bind the other Party to any contract, agreement or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.
Section 18.15
Interpretation; Construction. The captions to the several Articles and Sections of this Agreement are included only for convenience of reference and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement. In this Agreement, unless the context requires otherwise, (a) the words “including,” “include,” “includes,” “such as” and “e.g.” shall be deemed to be followed by the phrase “without limitation” or like expression, whether or not followed by the same; (b) references to the singular shall include the plural and vice versa; (c) references to masculine, feminine, and neuter pronouns and expressions shall be interchangeable; (d) the words “herein” or “hereunder” relate to this Agreement; (e) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or” unless preceded by the word “either” or other language indicating the subjects of the conjunction are, or are intended to be, mutually exclusive; (f) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (g) all references to “dollars” or “$” herein shall mean U.S. Dollars; and (h) a capitalized term not defined herein but reflecting a different part of speech from that of a capitalized term which is defined herein shall be interpreted in a correlative manner. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.
Section 18.16
Performance by Affiliates. A Party may perform any obligation this Agreement imposes on such Party through any of such Party’s Affiliates. All applicable terms and conditions of this Agreement shall apply to any such Affiliate to the same extent as such terms and conditions apply to such Party. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations. Each Party shall remain fully liable for any acts or omissions of any of its Affiliates in breach of this Agreement.
Section 18.17
Counterparts; eSignature. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity. Furthermore, the Parties agree that execution of this Agreement by eSignature (as defined below) shall have the same legal force and effect as the exchange of original signatures. For purposes of this Agreement, ”e-Signature" means a signature that consists of one or more letters, characters, numbers, or other symbols in digital form incorporated in, attached to, or associated with the electronic document, as long as (a) such signature is unique to the person executing the signature; (b) the technology or process used to make the signature is under the sole

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control of the person making the signature; (c) the technology or process used to make the signature can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to, or associated with the electronic document.
Section 18.18
Certain US Federal Income Tax Treatment. Pursuant to Section 18.14, this Agreement is not intended, nor shall be deemed or construed, to create any relationship of employer and employee, agent and principal, legal partnership, or joint venture between the Parties. However, if Repare decides to exercise the P/L Sharing Opt-In Right, the Parties shall cooperate in good faith to determine the tax treatment of such exercises in accordance with applicable Law, and will negotiate in good faith to enter in any agreements advisable or necessary to implement such tax treatment, and the Parties’ agreement on such structure shall be attached to this Agreement as Exhibit C.
Section 18.19
Equitable Relief. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity.
Section 18.20
Further Assurances. Each Party shall execute, acknowledge, and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Parties have executed this Collaboration and License Agreement as of the Execution Date.

REPARE THERAPEUTICS INC.

By:	/s/ Lloyd M. Segal	By:	/s/ Steve Forte
Name:	Lloyd M. Segal	Name:	Steve Forte
Title:	President and CEO	Title:	Executive Vice President and CFO

HOFFMANN-LA ROCHE INC.

By:	/s/ John Parise
Name:	John Parise
Title:	Authorized Signatory

F. HOFFMANN-LA ROCHE LTD

By:	/s/ James Sabry	By:	/s/ Hannah Boehm
Name:	James Sabry	Name:	Hannah Boehm
Title:	EVP, Head of Roche Pharma Partnering	Title:	Legal Counsel

[Signature Page to Collaboration and License Agreement]

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Exhibit A

[***]

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Exhibit B

Financials for P/L Sharing Period

1. [***]

2. Development Costs Sharing

All Shared Development Costs by either Party after the start of the P/L Sharing Opt-In Period or by Roche in conducting the Trigger Trial shall be borne by the Parties in accordance with the Development Cost Share. As between the Parties, Roche shall solely bear all Roche Development Expenses. Shared Development Costs shall initially be borne by the Party incurring the applicable costs or expenses, subject to reimbursement in accordance with Section 3(e) Exhibit B.

3. Reporting and Payment for Development Costs Share

(a) On a quarterly basis within [***] following the end of each Calendar Quarter, Roche shall provide Repare Party a report of the actual amounts of Shared Development Costs incurred by such Party during such Calendar Quarter (and, solely with respect to the first such Calendar Quarter, the Shared Development Costs incurred by Roche in conducting the Trigger Trial).

(b) Each Party shall submit any supporting information or clarifications reasonably requested by the other Party related to such Shared Development Costs included in such Party’s report within [***] after such Party’s receipt of such request. The Parties, with the assistance of the JSC, shall conduct a reconciliation of Shared Development Costs for the subject Calendar Quarter within [***] after receipt of all such supporting information.

(c) In any event, no later than [***] after the end of the subject Calendar Quarter, and an invoice shall be issued to Repare (if any) for its full share of the Shared Development Costs for such Calendar Quarter so that each of the Parties bears its Development Cost Share after giving effect to such payment for such Calendar Quarter.

(d) Repare shall pay all amounts payable under any such invoice within [***] after its receipt of such invoice. Each Party (A) shall maintain records of Shared Development Costs incurred by such Party in accordance with Section 11.6 and (B) shall have the right to request an audit of such records of the other Party in accordance with the procedures set forth in Section 11.7.

4. Profit and Losses Sharing

The Parties agree that Roche will bear and be entitled to fifty percent (50%), and Repare will bear and be entitled to fifty percent (50%), of Operating Profits or Losses with respect to the Commercialization of Licensed Products in the U.S. Territory (“Profit & Loss Share”). When Net Sales exceed Allowable Commercialization Expenses, then there is a “Net Profit”, and when Allowable Commercialization Expenses exceeds Net Sales, then there is a “Net Loss”.

5. Principles of Operating Profits or Losses Calculation

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(a) The presentation of results of operation of the Parties with respect to Licensed Products for U.S. Administration will be based on each Party’s respective financial information presented separately and on a consolidated basis in the reporting format depicted as follows:

Illustrative Example Quarterly Operating Profits or Losses Calculation

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

(a)
It is the intention of the Parties to interpret definitions to be consistent with this Exhibit B and Accounting Standards, with “Operating Profits or Losses” being calculated in accordance with Roche’s or Repare’s, as applicable, then current Accounting Standards practices (Roche, in its sole discretion, may adopt the same cost methodology as adopted by Repare in accordance with its then current Accounting Standards practices solely for purposes of recording costs incurred by Roche under this Exhibit B). Where such costs will be determined based on either Party’s system of cost or project accounting, each Party shall provide reasonable supporting documentation, as may be requested by the other Party, to ensure that each Party’s methodologies are reasonable and consistently applied. To the extent that such costs are not readily determinable based on the respective Party’s system of cost or project accounting, the JSC (or a Subcommittee designated by the JSC) will develop a reasonable methodology for determining such costs. Reasonable methodologies may include a standard rate or some other appropriate basis for allocating costs. For billing and reporting, the statement of operations will be translated into U.S. Dollars in accordance with this Agreement.

(b) If necessary, a Party will make the appropriate adjustments to the financial information it supplies under this Exhibit B to conform to the above format of reporting results of operation.

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(c) All U.S. Territory Annual Net Sales of Licensed Products will be booked by Roche.

(d) There shall be no double counting of any expenses or income in determining the Operating Profits or Losses under this Exhibit B.

(e) All employee Commercialization expenses shall be calculated in accordance with the FTE Rate.

6.
Reporting and Payment for Operating Profits or Losses
a.
The fiscal year for the purposes of reporting and other activities undertaken by the Parties pursuant to this Exhibit B will be a Calendar Year. Unless the schedule of such reporting is altered by the JSC, reporting by each Party for revenues and expenses will be as set forth in this Paragraph 5 of this Exhibit B.
b.
Each Party shall, (i) within [***] following the end of each Calendar Quarter provide to the other Party a good faith estimate of the Operating Profits or Losses that will be due for such Calendar Quarter and (ii) within [***] after the end of each Calendar Quarter submit to the other Party a detailed statement showing the consolidated results and calculations of the Operating Profits or Losses that will be due for such Calendar Quarter and cash settlement required in a format agreed to by the Parties (each, a “Report”). These Reports should include the elements of the Operating Profits or Losses calculation, including Net Sales and Allowable Commercialization Expenses incurred by such Party during such Calendar Quarter. Such report will specify all expenses in reasonable detail included in Allowable Commercialization Expenses and, with respect to Reports provided by Roche, will specify in reasonable detail all deductions allowed and taken in the calculation of Net Sales.
c.
Each Party shall submit any supporting information or clarifications reasonably requested by the other Party related to such Report within [***] after such Party’s receipt of such request.
d.
In any event, no later than [***] after the end of the subject Calendar Quarter, the following remittances will be paid as set forth below:

(i) if there is a Net Profit for a Licensed Product in such Calendar Quarter, then Roche will pay to Repare a reconciling payment amount equal to Repare’s portion of the Net Profit for such Calendar Quarter within [***] after providing the consolidated financial statement to Repare; or

(ii) if there is a Net Loss for a Licensed Product in such Calendar Quarter, then Roche will invoice Repare for the amounts due to Licensee as a result of reconciliation. Payment by Repare will be due [***] after receiving such an invoice from Roche, as described in Section 3d.

In the event any payment is made after the date specified in Paragraph 3(d) of this Exhibit B, the paying Party will pay the past-due amounts with interest from the date originally due as provided in Section 11.11 of this Agreement (subject to the proviso therein regarding disputed payments).

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In the event any overpayment of any amounts specified in in Paragraph 3(d) of this Exhibit B is made, the Party receiving such overpayment will refund such overpayment amounts to the paying Party.

6.
Start of Operations and Effective Accounting Date Termination.
a.
Operation of the Operating Profits or Losses will be deemed to have commenced on the first day of the P/L Sharing Opt-In Period. Except as otherwise provided herein, costs and expenses incurred prior to such date are not chargeable to the Operating Profits or Losses.
b.
Unless otherwise set forth in this Agreement, for reporting and accounting purposes with respect to the Operating Profits or Losses, the effective termination date of this Agreement with regard to the last detailing year for all Licensed Products will be the end of the month in which such termination takes place.
7.
Audits. Each Party shall keep, and shall cause its Affiliates and (sub)licensees, as applicable, to keep, accurate books and records of accounting as required under its Accounting Standards for the purpose of calculating all amounts payable by either Party to the other Party under the Operating Profits or Losses, including with respect to the calculation of Allowable Expenses, Cost of Manufacture and U.S. Territory Annual Net Sales, subject further to the audit rights and obligations granted to each Party in Section 11.7 of this Agreement. In the event of a dispute regarding any applicable books and records, including the amounts owed to a Party under Section 11.4 of this Agreement or the calculation of the Operating Profits or Losses, Allowable Expenses, U.S. Territory Annual Net Sales, or Cost of Manufacture, the Parties will work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], such dispute will be resolved in accordance with Section 18.1 and Section 18.2 of this Agreement.

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Exhibit C

TAX MATTERS

[***]

C-1

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Exhibit D

CO-PROMOTION PRINCIPLES

Topic	Principle
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D-1

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Schedule 1.34

Development Technology Transfer Plan

No.	Category	Item	Timeline of transfer (Roche's expected)	Method of Transfer
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Schedule 1.76

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Schedule 1.78

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Schedule 1.84

Ongoing ISTs

University	PI	Type of agreement	Repare R&D Lead	Purpose	Cost	Status
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Schedule 1.85

Ongoing Trials

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Schedule 1.88

Other Indications

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Schedule 5.1(a)(vi)(F)

Safety Reporting Flow

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Schedule 5.1(d)(ii)

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Schedule 13.3(a)

Repare Press Release

Repare Therapeutics Announces a Worldwide License and Collaboration Agreement with Roche for Camonsertib (RP-3500)

Repare will receive a $125 million upfront payment and is eligible to receive up to an additional $1.2 billion in potential development, regulatory, commercial and sales milestones, plus royalties on global net product sales.

Repare to host conference call today at 5:00 p.m. EDT

Cambridge, MA & Montreal, QC, June 1, 2022 (BUSINESS WIRE) -- Repare Therapeutics Inc. (“Repare” or the “Company”) (Nasdaq: RPTX), a leading clinical-stage precision oncology company, today announced it has entered into a worldwide license and collaboration agreement with Roche for the development and commercialization of camonsertib (also known as RP-3500), a potent and selective oral small molecule inhibitor of ATR (Ataxia-Telangiectasia and Rad3-related protein kinase) for the treatment of tumors with specific synthetic-lethal genomic alterations including those in the ATM gene (Ataxia-Telangiectasia mutated kinase). Under the collaboration, Roche will assume development of camonsertib with the potential to expand development into additional tumors and multiple combination studies.

“Camonsertib has the potential to help cancer patients across numerous solid tumors as a monotherapy and possibly in combination with other agents," said Kim Seth, Ph.D., EVP and Head of Business & Corporate Development at Repare. “Given the encouraging data Repare has generated for camonsertib as a potentially best-in-class ATR inhibitor with a promising tolerability profile and patient selection insights in areas of high unmet medical need, and Roche’s leading global footprint and unique expertise in precision oncology, we are confident that Roche is the ideal partner for us to drive the broad global development and commercialization of camonsertib.”

“Roche is excited about the emerging DNA damage response field, which represents a promising new approach to precision oncology," said James Sabry, M.D., Ph.D., Global Head of Pharma Partnering, Roche. “We are looking forward to partnering with Repare Therapeutics to further

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develop camonsertib as a new potential treatment option for patients with significant unmet medical needs across a range of tumor types. The collaboration with Repare builds on Roche’s strategy of personalized healthcare and further strengthens our leadership in oncology.”

Under the terms of the agreement, Repare will receive a $125 million upfront payment, and is eligible to receive up to $1.2 billion in potential clinical, regulatory, commercial and sales milestones, including up to $55 million in potential near-term payments, and royalties on global net sales ranging from high-single-digits to high-teens. The collaboration also provides Repare with the ability to opt-in to a 50/50 U.S. co-development and profit share arrangement, including participation in U.S. co-promotion if U.S. regulatory approval is received. If Repare chooses to exercise its co-development and profit share option, it will continue to be eligible to receive certain clinical, regulatory, commercial and sales milestone payments, in addition to full ex-U.S. royalties.

The transaction is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions.

Company Conference Call:

The Company will host a conference call with accompanying slides for analysts and investors today at 5:00 p.m. Eastern Time to further discuss the collaboration. To access the call, please dial (877) 870-4263 (U.S.) or (855) 669-9657 (Canada) or (412) 317-0790 (international) at least 10 minutes prior to the start time and ask to be joined to the Repare Therapeutics call. A live video webcast will be available in the Investor section of the Company’s website at https://ir.reparerx.com/news-and-events/events. A webcast replay will also be archived for at least 30 days.

About Repare Therapeutics’ SNIPRx® Platform

Repare’s SNIPRx® platform is a genome-wide CRISPR-based screening approach that utilizes proprietary isogenic cell lines to identify novel and known synthetic lethal gene pairs and the corresponding patients who are most likely to benefit from the Company’s therapies based on the genetic profile of their tumors. Repare’s platform enables the development of precision therapeutics in patients whose tumors contain one or more genomic alterations identified by SNIPRx® screening, in order to selectively target those tumors in patients most likely to achieve clinical benefit from resulting product candidates.

About Repare Therapeutics, Inc.

Repare Therapeutics is a leading clinical-stage precision oncology company enabled by its proprietary synthetic lethality approach to the discovery and development of novel therapeutics.

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The Company utilizes its genome-wide, CRISPR-enabled SNIPRx® platform to systematically discover and develop highly targeted cancer therapies focused on genomic instability, including DNA damage repair. The Company’s pipeline includes its lead product candidate camonsertib (also known as RP-3500), a potential leading ATR inhibitor currently in Phase 1/2 clinical development, its second clinical candidate, RP-6306, a PKMYT1 inhibitor currently in Phase 1 clinical development, a Polθ inhibitor program, as well as several early-stage, pre-clinical programs. For more information, please visit reparerx.com.

SNIPRx® is a registered trademark of Repare Therapeutics Inc.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and securities laws in Canada. All statements in this press release other than statements of historical facts are “forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding: Repare’s collaboration with Roche; the ability of the parties to complete the transaction in a timely manner or at all; the possibility that various closing conditions for the transaction may not be satisfied or waived, including the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the risk that Repare may not realize the potential benefits of this collaboration with Roche; the discovery, development and potential commercialization of potential product candidates using Repare’s SNIPRx® platform technology and under the strategic collaboration agreement, including the development of camonsertib; the ability of the parties to file applications for regulatory approval or receive regulatory approvals in a timely manner or at all; the therapeutic potential for camonsertib in oncology applications; and the potential of Repare to receive milestone payments and royalties under the strategic collaboration agreement. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties that could cause the Company’s clinical development programs, future results or performance to differ materially from those expressed or implied by the forward-looking statements. Many factors may cause differences between current expectations and actual results, including the impacts of the COVID-19 pandemic on the Company’s business, clinical trials and financial position, unexpected safety or efficacy data observed during preclinical studies or clinical trials, clinical trial site activation or enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process, and unexpected litigation or other disputes. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this

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press release are identified in the section titled "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) and the Québec Autorité des Marchés Financiers ("AMF") on March 1, 2022, and its other documents subsequently filed with or furnished to the SEC and AMF, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 5, 2022. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

Repare Contact:

Steve Forte

Chief Financial Officer

Repare Therapeutics Inc.

info@reparerx.com

Investors:

Kimberly Minarovich
Argot Partners

repare@argotpartners.com

Media:

David Rosen

Argot Partners

david.rosen@argotpartners.com

212-600-1902

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Schedule 14.2

Disclosures

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Schedule 14.2(h)

Patents Controlled by Repare

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